U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   PRE-EFFECTIVE AMENDMENT NO. __                                     /--/


   POST-EFFECTIVE AMENDMENT NO. __                                    / /



                            VAN ECK/CHUBB FUNDS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

               99 PARK AVENUE, 8TH FLOOR, NEW YORK, NEW YORK 10016
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  212-687-5200
                         (REGISTRANT'S TELEPHONE NUMBER)
                               THOMAS ELWOOD, ESQ.
                         VAN ECK ASSOCIATES CORPORATION
               99 PARK AVENUE, 8TH FLOOR, NEW YORK, NEW YORK 10016
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

          COPY TO: PHILIP H. NEWMAN, ESQ., GOODWIN PROCTER & HOAR, LLP
                   EXCHANGE PLACE, BOSTON, MASSACHUSETTS 02109

       ------------------------------------------------------------------

         APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE AFTER THE REGISTRATION STATEMENT BECOMES EFFECTIVE UNDER THE SECURITIES ACT OF 1933.

         IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON THE THIRTIETH DAY AFTER THE DATE OF FILING PURSUANT TO RULE 488 UNDER THE SECURITIES ACT OF 1933.

         NO FILING FEE IS REQUIRED BECAUSE THE REGISTRANT HAS HERETOFORE DECLARED ITS INTENTION TO REGISTER AN INDEFINITE NUMBER OF SHARES OF COMMON STOCK, $.01 PAR VALUE, OF THE GROWTH AND INCOME FUND SERIES, PURSUANT TO RULE 24F-2.


         Additional Information about the Registrant has been filed with the commission and is available upon written or oral request without charge by calling 1-800-221-2220

                            VAN ECK/CHUBB FUNDS, INC.

                              Cross-Reference Sheet
            Pursuant to Rule 481(a) under the Securities Act of 1933


FORM N-14 ITEM NO.         LOCATION IN PROXY STATEMENT/PROSPECTUS
-----------------          --------------------------------------
PART A
1.                         Cover page of Registration Statement; Prospectus
                           Cover Page

2.                         Table of Contents

3.                         Synopsis; Special Considerations and Risk Factors

4.                         Synopsis; The Reorganization

5.                         Prospectus Cover Page; Synopsis; Additional
                           Information

6.                         Prospectus Cover Page; Synopsis; Additional
                           Information

7.                         Notice of Special Meeting; Introduction; Synopsis;
                           The Reorganization; Capital Appreciation Fund; Growth and Income Fund; Information Concerning the Meeting; Additional Information

8.                         Not Applicable

9.                         Not Applicable

PART B
10.                        Cover Page of Statement of Additional Information

11.                        Table of Contents

12.                        General Information

13.                        General Information

14.                        Financial Statement

VAN ECK/CHUBB FUNDS, INC.
[LOGO]



August 9, 1999


Dear Shareholder:

At this time, we are asking our shareholders to consider voting for the reorganization of the Van Eck/Chubb Capital Appreciation Fund - Class A by means of a tax-free merger into the Van Eck/Chubb Growth and Income Fund - Class A, which we believe to be in shareholders' best interests. The reorganization is being proposed in part because both these funds have substantially similar investment objectives and policies. We expect the proposed reorganization to benefit shareholders by:

      1. improving efficiency in the operation of the combined funds, including potentially achieving economies of scale and greater portfolio diversification;

      2. eliminating duplicative shareholder costs and

      3. facilitating investment management, administration and marketing of the combined funds.


Attached are the Notice and Proxy Statement/Prospectus for a Special Meeting of Shareholders of Capital Appreciation Fund to be held on Friday, August 27, 1999 for the purpose of considering the proposed Plan of Reorganization and Liquidation.

Please read the proxy statement/prospectus carefully. It discusses the proposal as well as the reasons why the board of directors recommends that you vote for the proposal.


Please take a moment now to sign and return the proxy card in the enclosed postage-paid envelope. Your prompt attention in this matter benefits all shareholders. Thank you.

                                                             Sincerely,

                                                             /S/Michael O'Reilly
                                                             -------------------
                                                             Michael O'Reilly
                                                             President



Van Eck  Global,  99 Park  Avenue,  New  York,  NY 10016  tel.  212.687.5200  or
800.221.2220 fax 212.687.5248

                            VAN ECK/CHUBB FUNDS, INC.
                            CAPITAL APPRECIATION FUND
                    99 PARK AVENUE, NEW YORK, NEW YORK 10016
                                 1-800-221-2220

                 ----------------------------------------------


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                              Friday, August 27, 1999


                 ----------------------------------------------


A special meeting of shareholders of Capital Appreciation Fund (the "Fund" or "CAF"), A series of Van Eck/Chubb Funds, Inc. (the "Company"), will be held at 99 Park Avenue, 8th Floor, New York, New York, on Friday, August 27, 1999 at 9:00 a.m., New York Time, for the following purposes:


(1) To consider approval of the Plan of Reorganization and Liquidation involving the exchange of substantially all of the Fund's assets for shares of Van Eck/Chubb Growth and Income Fund, another series of Van Eck/Chubb Funds, the assumption of certain liabilities of the Fund by Van Eck/Chubb Growth and Income Fund, the distribution of Van Eck/Chubb Growth and Income Fund shares to the Fund's shareholders and the liquidation of the Fund; and

(2) To act upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

Shareholders of record at the close of business on Tuesday, July 20, 1999 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

                                            By order of the Board of Directors


                                            /S/Thomas Elwood
                                            ----------------
                                            Thomas Elwood
                                            Secretary

August 9, 1999


                          ----------------------------

                             YOUR VOTE IS IMPORTANT!

                          ----------------------------

    ------------------------------------------------------------------------

        WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE COMPLETE,
            DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

    ------------------------------------------------------------------------

               INVESTORS ARE ADVISED TO READ AND RETAIN THIS PROXY
                   STATEMENT/PROSPECTUS FOR FUTURE REFERENCE.

                     ---------------------------------------



                            VAN ECK/CHUBB FUNDS, INC.
                    99 Park Avenue, New York, New York 10016
                                 1-800-221-2220


                     --------------------------------------

                           PROXY STATEMENT/PROSPECTUS

                     ---------------------------------------



Van Eck/Chubb Funds has filed a Registration Statement with the Securities and Exchange Commission, Inc. (the "SEC") for the registration of the shares of Van Eck/Chubb Growth and Income Fund - Class A ("GRO"), a series of Van Eck/Chubb Funds, Inc. (the "Company"), to be offered to the shareholders of Van Eck/Chubb Capital Appreciation Fund - Class A ("CAF"), another series of the Company, pursuant to a Plan of Reorganization and Liquidation of CAF involving the exchange of CAF's asset, for shares of GRO, the assumption of certain liabilities of CAF by GRO, the distribution of GRO shares to CAF's shareholders and the subsequent liquidation of CAF (the "Reorganization").


GRO is a series of the Company, an open-end investment company, whose objective is to seek long-term growth by investing in a wide range of equity securities (stocks) that will appreciate in value and generate a reasonable level of current income.

The Prospectus and Statement of Additional Information for CAF and GRO dated May 1, 1999 are incorporated by reference into this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus sets forth concisely information about GRO and CAF that the shareholders of CAF should know in considering the Reorganization and should be retained for future reference. CAF has authorized solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement/Prospectus and the accompanying documents.


A Statement of Additional Information relating to the Reorganization (the "Reorganization Statement of Additional Information") dated August 9, 1999, is incorporated by reference into this Proxy Statement/Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION. NEITHER THE
SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS ENDORSED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY CLAIM TO THE CONTRARY IS AGAINST THE LAW.



             This Proxy Statement/Prospectus is dated August 9, 1999

TABLE OF CONTENTS                                                          Page
------------------------------------------------------------------------------
Introduction.................................................................1
Synopsis.....................................................................2
  THE REORGANIZATION.........................................................2
  INVESTMENT OBJECTIVES AND POLICIES.........................................2
  REASONS FOR THE TRANSACTION................................................3
  INVESTMENT ADVISORY AND ADMINISTRATIVE FEES................................4
  OTHER FEES AND BENEFITS....................................................4
  EXCHANGE PRIVILEGES........................................................6
  REDEMPTION PROCEDURES......................................................6
  DIVIDENDS AND DISTRIBUTIONS................................................6
  NET ASSET VALUE............................................................6
  TAX CONSEQUENCES...........................................................6

Special Considerations and Risk Factors......................................7

The Reorganization...........................................................7

Procedures...................................................................7
  TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION..........8
  BENEFITS TO THE CAF AS A RESULT OF REORGANIZATION..........................8
  TAX CONSEQUENCES OF THE REORGANIZATION.....................................8
  CAPITALIZATION.............................................................9
  MANAGEMENT.................................................................9
  SHARE OF GRO TO BE ISSUED IN THE REORGANIZATION AND SHARES OF CAF..........10
  OTHER MATTERS..............................................................11

Information Concerning the Meeting...........................................11
  DATE, TIME AND PLACE OF MEETING............................................11
  SOLICITATION, REVOCATION AND USE OF PROXIES................................11
  RECORD DATE AND OUTSTANDING SHARES.........................................11
  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.............11
  VOTING RIGHTS AND REQUIRED VOTE............................................12

Additional Information.......................................................12

Plan of Reorganization and Liquidation......................................A-1

                            VAN ECK/CHUBB FUNDS, INC.
                            CAPITAL APPRECIATION FUND
               99 PARK AVENUE, 8TH FLOOR, NEW YORK, NEW YORK 10016
                                 1-800-221-2220

                   ------------------------------------------


                           PROXY STATEMENT/PROSPECTUS
                         SPECIAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON FRIDAY, AUGUST 27, 1999
                  99 PARK AVENUE, 8TH FLOOR, NEW YORK, NEW YORK


                   ------------------------------------------


                                  INTRODUCTION


This proxy statement is furnished to the shareholders of Van Eck/Chubb Capital Appreciation Fund - Class A (the "Fund" or "CAF") in connection with the solicitation by the Board of Directors of Van Eck/Chubb Funds, Inc., (the "Company") of which CAF is a series, of proxies to be used at a special meeting of shareholders of CAF to be held on Friday, August 27, 1999 at 9:00 a.m., New York time, or any adjournments thereof (the "Meeting"), to approve or disapprove a Plan of Reorganization and Liquidation (the "Plan") which contemplates the exchange of assets of CAF for shares of Van Eck/Chubb Growth and Income Fund - Class A ("GRO") (the "Reorganization Shares"), the assumption of certain liabilities of CAF by GRO, the distribution of such Reorganization Shares to the shareholders of CAF and the subsequent liquidation of CAF, as set forth herein (the "Reorganization"). As of July 20, 1999 the record date, there were outstanding 2,406,266,629 shares of CAF. Each shareholder of CAF will be entitled to one vote for each share and a fractional vote for each fractional share held on the record date. It is expected that the mailing of this proxy statement will commence on or about August 9, 1999. GRO and CAF each may be referred to herein individually as a "Fund" and collectively as the "Funds."

In order to complete the Plan CAF must apply to the Securities and Exchange Commission (the "SEC") for an exemption from section 17(a) of the Investment Company Act of 1940, as amended. As a result this transaction will be effective as soon as possible if and when the SEC grants the order exempting this transaction. There is no assurance the SEC will grant this application.


The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the proposal unless a choice is indicated to vote against the proposal. Proxies properly executed and returned, but which fail to specify how the shares are to be voted, will be voted FOR the proposal.

The proxy may be revoked at any time prior to the voting thereof by executing a superseding proxy, by giving written notice to the secretary of the Company at the address listed on the front cover of this Proxy Statement/Prospectus or by voting in person at the Meeting.

In the event there are not sufficient votes to approve the proposal at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitations of proxies. If CAF proposes to adjourn the Meeting by a vote of the shareholders, the persons named in the enclosed proxy card will vote all shares for which they have voting authority in favor of such adjournment.


To the knowledge of CAF, as of July 20, 1999 no shareholder owned of record or beneficially 5% or more of the outstanding shares of that Fund, except as follows:

         CAF
         Federal Insurance Co.                        2,111,196.6560 shares
         c/o Chubb & Son                                or 87.74%
         Attn Investment Accounting
         15 Mountain View
         Warren, NJ 07059

Federal Insurance Company has indicated that they intend to vote the shares they own in favor of the Plan.

In addition, as of July 20, 1999, all Directors and officers of the Company as a group owned less than 1% of CAF.

To the knowledge of GRO, as of July 20, 1999 no shareholder owned of record or benefically 5% or more of the outstanding share of that fund, except as follows:

GRO
Federal Insurance Co.                     740,253.125 shares
Attn: Michael O'Reilly                        or 32.06%
15 Mountain View
Warren, NJ 07059

In addition, as of July 20, 1999, all Directors and Officers of the Company a group owned less than 1% of GRO.


Legal and printing expenses and expenses of holding the Meeting (such as proxy tabulation and the expense of a solicitor, if any) will be borne by CAF. Any registration fee payable to the Securities and Exchange Commission in connection with the registration of shares under the Securities Act of 1933 or any filing or notification fee payable to the Commission or state securities commission in connection with the transactions contemplated by the Plan, shall be payable by the Fund required to pay such fee. All fees payable by any party as desired herein are payable regardless of whether the transactions contemplated by the Plan are consummated. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and/or employees of the Company, the Adviser, Van Eck Associates Corporation, and/or DST Systems, Inc., CAF's
Transfer Agent and Dividend Paying Agent (the "Transfer Agent" or "DST"), personally, or by telephone, telegraph, facsimile or other means. Brokerage houses, banks and other fiduciaries will be requested to forward soliciting material to the beneficial owners of the shares of the Fund and to obtain authorization for the execution of proxies.

See also "Information Concerning the Meeting" below.


                                    SYNOPSIS

The following is a synopsis of the information contained in or incorporated by reference in this Proxy Statement/Prospectus regarding the Reorganization, and presents key considerations for shareholders of CAF to assist them in determining whether to approve the Reorganization. See also "Special Considerations and Risk Factors" below.

THE REORGANIZATION


The Directors of the Company, of which CAF is a series, have determined that the Reorganization (as described herein) is in the best interests of the shareholders of CAF and have given their approval to the transactions contemplated in the Plan associated with the Reorganization. The result of the Reorganization, if it is consummated, will be the exchange of assets from CAF for GRO (the "Reorganization Shares"), the assumption of the liabilities of CAF by GRO, the distribution of such Reorganization Shares to the shareholders of CAF and the subsequent liquidation of CAF. For more information see, "The Reorganization" below.


INVESTMENT OBJECTIVES AND POLICIES

SUMMARY COMPARISON BETWEEN CAF AND GRO. Although CAF and GRO differ in some respects, they have certain similarities in their investment objectives, policies and portfolios.

CAF. CAF is a diversified series of the Company. This Fund seeks long-term capital appreciation by investing primarily in equity securities of companies that the Adviser believes will have long term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks and other equity securities, including preferred stocks and securities convertible into common stock. The Fund intends to invest at least 65% of assets in companies with market capitalization between $500 million and $2.5 billion ("small to mid-cap companies"). The Fund primarily invests in domestic securities, and it may invest as much as 20% of assets in equity and high quality debt securities in foreign issuers, either exchange traded or traded over the counter. An investment in small to mid-cap stocks carry greater risk of price fluctuation and are sensitive to market factors. The Fund is subject to market risk, interest rate risk, credit risk and foreign risk. An investment in the Fund may result in the loss of principal. Foreign securities are subject to political, economic and currency risks.


GRO. GRO is also a diversified series of the Company. GRO seeks long-term growth by investing in a wide range of equity securities (stocks) that will appreciate in value and generate a reasonable level of current income. The Fund invests at least 80% of assets in common stocks and other equity securities, including preferred stocks and securities convertible into common stock. The adviser uses a value strategy, primarily looking for stocks with the potential for capital growth based upon low price to earnings ratio and low price to net asset value. The Fund invests at least 60% of Fund assets in securities that have paid interest or dividends in the past 12 months. The Fund invests primarily in the United States. The Fund may sometimes invest up to 20% of its assets in foreign equity and investment grade debt securities, including exchange-traded and over the counter foreign issues, American Depository Receipts (ADRs), European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). The maturity of any debt issue is set to take advantage of capital appreciation opportunities and income. Any of these securities may be traded either in United States or in foreign markets. The prices of securities in GRO tend to go down more than the prices of securities in other funds. GRO's share price therefore, may swing more, both short and long-term, than the share prices of the other Funds. The Fund is subject to interest rate risk, credit risk and the political, economic and currency risks of investment in foreign securities. An investment in the Fund may lose money.


The Funds also differ in their approach to income in that GRO has a strategy of investing at least 60% of its assets in securities that have paid interest or dividends in the past 12 months; whereas CAF does not have this strategy. In addition, CAF has a strategy of investing its assets in companies with market capitalization between $500 million and $2.5 billion whereas GRO does not. Both CAF and GRO are managed using a value strategy and their levels of risk compare favorably with the exception that CAF's emphasis on small and mid cap stocks could carry a greater risk of price fluctuations than GRO's shares.


REASONS FOR THE TRANSACTION


Sales of CAF have, overall, fallen short of the expectations of Chubb Asset Managers, Inc., the investment adviser to each fund (the "Adviser"). Net assets of CAF as of June 30, 1999 were approximately $30 million. This failure of CAF to reach the net asset level anticipated by the Adviser has meant that the CAF's expense ratio has been higher than anticipated. Since commencement of operations, the Adviser has been waiving a portion of the fees which can be discontinued at any time. The Adviser cannot reasonably be expected to subsidize a portion of the fees indefinitely and without continued subsidization of CAF by the Adviser, the Fund's expense ratio would exceed that of many other funds with similar investment objectives. This would have an adverse impact on the Fund's performance. As a result, CAF's current asset base would decline and the Fund's expense ratio would rise as certain fixed costs would be spread over a shrinking asset base. CAF expense ratio for the year ended December 31, 1998 was 1.25% of average daily net assets and if the Adviser had not assumed certain expenses, it would have been 1.62%. Expenses assumed by the Adviser were $146,419 for the year ended December 31, 1998.



GRO, on the other hand, has achieved a growth in its asset base since its inception, with net assets of approximately $60 million as of June 30, 1999.
Although the assets of GRO have fluctuated from time to time, assets under management have been sufficiently stable for the Adviser to pursue the investment objectives of the Fund. The Distributor anticipates that assets of GRO, whether the Reorganization is approved or not, will remain relatively constant or will increase. Certain fixed shareholder expenses (such as accounting, transfer agent and legal expenses) will be lower for GRO than they would be for CAF in the absence of the Adviser's current practice of assuming CAF's expenses. Thus, assuming the Adviser discontinues its current practice of absorbing CAF's expenses, CAF shareholders will experience lower per share fixed costs by holding GRO shares than they would if they continued to hold shares in CAF. GRO's expense ratio for the year ended December 31, 1998 was 1.25% of average daily net assets (1.57% had fees not been waived and expenses not been assumed, however this can be discontinued at any time). The Adviser will voluntarily continue to waive its fees until its expense ratio is competitive with other funds of similar size and objective.


The Board of Directors has determined that participation in the Reorganization, as described herein, is in the best interest of CAF and the interests of existing CAF shareholders will not be diluted as a result of such participation. The Board also considered a number of factors and alternatives in addition to the ones stated in the preceding paragraph. The Directors determined that the Reorganization provided greater benefits to shareholders than other options, such as the liquidation of CAF. Liquidating CAF would have required most shareholders, subject to federal income taxation, to recognize either gains or losses in the current tax year when many shareholders might have preferred to defer such gains or losses. An exchange into GRO generally would require the shareholder to recognize a gain or loss for tax purposes, whereas the reorganization will achieve the same result, but on a tax-deferred basis. The redemption procedure and exchange privilege, which are described below, allow any shareholder not desiring to participate in the Reorganization to receive the similar federal income tax treatment as if CAF was liquidated. The Board also considered the similarity of the Funds' investment objectives, policies, restrictions and portfolios; various factors which might require an adjustment to the exchange price or formula, such as costs or tax and other benefits to be derived by the Funds; tax consequences of the reorganization to the Funds as well as to shareholders; relative benefits to be derived by the Adviser and/or its affiliates or other persons; and other factors.

INVESTMENT ADVISORY AND ADMINISTRATIVE FEES

Chubb Asset Managers, Inc. acts as the investment adviser for both CAF and GRO. Total aggregate assets under management of Chubb Asset Managers, Inc. on May 28, 1999 were approximately $275,280,000.

Van Eck Associates Corporation acts as investment administrator to CAF and GRO. For the three years beginning October 1, 1997 or until assets in all of the Van Eck/Chubb Funds reach $500 million, whichever occurs first, Van Eck Associates Corporation will receive the advisory as well as the administrative fees paid by the Funds.

Each of CAF and GRO pays investment advisory fees to the Adviser according to the following schedule (1):

NET ASSETS                                        ADVISORY FEE    ADMINISTRATIVE FEES   TOTAL FEES
----------                                        ------------    -------------------   ----------
$0-$200 million..................................     .20%             0.45%               .65%
Next $1.1 billion...............................      .19%             0.41%               .60%
Over $1.3 billion...............................      .18%             0.37%               .55%

------
(1) The advisory fee is payable monthly, computed on the average daily net assets.

OTHER FEES AND BENEFITS


Each of CAF and GRO has adopted a Plan of Distribution pursuant to which the Funds pay a 12b-1 fee to Van Eck Securities Corporation ("the Distributor") or securities dealers and others at an annual rate of .25% of average daily net assets or actual distribution expenses, whichever is less. Of that amount, the Board of Directors of the Company has determined that the maximum payable under the Plan should be allocated so that 0.075% per annum will be used to finance sales or promotional activities and 0.175% will be paid to securities dealers and others as a service fee. No service fee is paid to a dealer unless the dealer has sold Company shares valued in excess of $1 million. For the fiscal year ended December 31, 1998, $97,964.13 was paid by the Company to the Distributor under the Class A Plan of Distribution for CAF and $174,109.51 was paid for the GRO. The Plans do not provide for the carry-forward of reimbursable or payable amounts under the Plan to subsequent years. The Plan of Distribution in effect for CAF is described in more detail in the Prospectus for CAF under "Distribution Plan."


Neither Fund will recognize any gain or loss on the transaction. GRO will have the same basis and holding period in the assets received as CAF.

GRO's total operating expenses for the year ended December 31, 1998 were 1.25% of average daily net assets after fee waivers. CAF's total operating expenses for the year ended December 31, 1998 were 1.25% after fee waivers. Had certain fees and expenses for CAF and GRO not been assumed or waived in 1998, CAF's expenses for the year would have been 1.62% and GRO's expenses for the year would have been 1.57%.

The following table provides a comparison of the transaction and operating expenses paid by GRO and CAF. It is intended to assist an investor in understanding the various direct and indirect costs and expenses borne by an investor in the Funds. The investment adviser, the administrator and/or Distributor of each Fund may from time to time waive fees and/or reimburse certain expenses of a Fund.

SHAREHOLDER TRANSACTION EXPENSES


                                                                          GRO
                                                         GRO-    CAF-    Post-
                                                       CLASS A  CLASS A  MERGER
                                                       -------  -------  ------
Maximum Sales Charge Imposed on Purchases (as a
  percent of offering price)..........................  5.75%   5.75%    5.75%

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------
Management Fee .......................................  0.20%   0.20%    0.20%
Administration Fee....................................  0.45%   0.45%    0.45%

12b-1 Fee/Shareholder Servicing Fee*..................  0.50%   0.50%    0.50%
Other Expenses........................................  0.42%   0.47%    0.44%

Total Fund Operating Expenses.........................  1.57%** 1.62%**  1.59%**

---------------
 * Long-term shareholders in Funds may pay more than the economic equivalent of the maximum front- end sales charge permitted by the NASD. The shareholder servicing fee will not exceed .25%.

** After a fee waiver during 1998, GRO's and CAF's net expenses for the year were 1.25%. Effective May 1, 1999, the expense limitation was 1.35% of average daily net assets of Class A shares. This waiver can be discontinued at any time.

Example:  You would bear the following expenses on a $10,000 investment assuming
         (1) 5% annual return and (2) redemption at the end of each time period.


THIS TABLE REPRESENTS EXPENSES USING THE TOTAL FUND OPERATING EXPENSES BEFORE THE WAIVER. THIS TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN.


                                                                         GRO
                                                     GRO       CAF       Post-
                                                   CLASS A   CLASS A    MERGER
                                                   -------   -------    ------
1 Year..........................................   $  726    $  730     $  727
3 Years.........................................   $1,042    $1,057     $1,048
5 Years.........................................   $1,381    $1,406     $1,391
10 Years........................................   $2,335    $2,386     $2,356


PURCHASE PROCEDURES/SALES CHARGES

After the Reorganization, shareholders of CAF will be shareholders of GRO, and therefore subsequent purchases of shares of GRO will be subject to the applicable initial sales charge as described in "Synopsis-Shareholder Transaction Expenses" above.

EXCHANGE PRIVILEGES

Shareholders of GRO and CAF may exchange shares into Van Eck U.S. Government Money Fund and into Class A shares of any other Van Eck Fund or Van Eck/Chubb Fund at net asset value. Such an exchange prior to the Exchange Date as defined in "The Reorganization" would be a tax-reportable event. Shareholders may wish to evaluate the possible tax effect of a capital gain or loss from such a transaction.

Shares may be exchanged by writing to DST Systems, Inc., the Funds' transfer agent, through the shareholder's broker or agent (although they may charge a fee for their services) or, if the shareholder has so elected, by contacting DST by telephone.
Shareholders of the Van Eck Family of Funds are generally limited to six exchanges per calendar year (International Investors Gold Fund - Class A and U.S. Government Money Fund are currently waiving the six exchange limit). Each Fund reserves the right to terminate, modify or impose a fee in connection with the exchange privilege as described in more detail in the Prospectuses and Statement of Additional Information under "Exchange Privilege."


Exchanges out of CAF will be accepted up to the business day prior to the Exchange Date, as defined in "The Reorganization."

REDEMPTION PROCEDURES

Shares of CAF and GRO may be redeemed at any time. Shares may be redeemed by writing to DST Systems, Inc., the Funds' transfer agent, through the shareholder's broker or agent (although they may charge a fee for their services) or, if the shareholder has so elected, by contacting DST by telephone. Redemptions of CAF will be accepted up to the business day prior to the Exchange Date. See also "Shareholder Information" in the Prospectus for more information.

DIVIDENDS AND DISTRIBUTIONS


If the Reorganization is approved by shareholders, CAF intends to declare any applicable dividends and distributions prior to the Exchange Date. This will be a taxable event for shareholders of CAF. Short terms gains and dividends will be taxable as ordinary income and long term gains will be taxed at the capital gains rate. GRO generally declares and pays dividends on the last business day of the month of declaration (December).


NET ASSET VALUE

The net asset value of GRO and CAF is determined at the close of business on each day the New York Stock Exchange is open for trading. Each Fund computes net asset value by dividing the value of its securities, plus cash and other assets (including interest and dividends accrued but not yet received), less all liabilities (including accrued expenses), by the number of shares outstanding. Expenses, including fees paid to the investment adviser and/or administrator, are accrued daily for the Funds.

TAX CONSEQUENCES

Prior to or upon the closing of the Reorganization, counsel to CAF and GRO, Goodwin, Procter & Hoar LLP, will opine that, subject to the customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for Federal income tax purposes: (i) the transfer of all or substantially all of the assets of CAF to GRO solely in exchange for GRO shares and the assumption by GRO of some of CAF's liabilities and the distribution of such shares to the shareholders of CAF, as provided in the Plan, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and GRO and CAF will each be a "party to a reorganization" within the meaning of Section 368(b), (ii) CAF will not recognize gain or loss on the transfer of its assets to GRO in the Reorganization; (iii) CAF will not recognize gain or loss upon its distribution to its shareholders of the GRO shares received in the Reorganization; (iv) GRO will not recognize a gain or loss upon the receipt of the assets of CAF in exchange for the GRO shares; (v) shareholders of CAF will not recognize a gain or loss on the exchange of shares of CAF for shares of GRO provided that such shareholders receive solely GRO shares (including fractional shares) in exchange for their CAF shares; (vi) the tax basis of the CAF assets acquired by GRO will be the same to GRO as the tax basis of such assets to CAF immediately prior to the Reorganization and the holding period of the assets of CAF in the hands of GRO will include the period during which those assets were held by CAF; (vii) the aggregate tax basis of the GRO shares received by the shareholders of CAF will be the same as the aggregate tax basis of CAF shares exchanged by such shareholder immediately prior to the Reorganization; and
(viii) the holding period of the GRO shares (including fractional shares) received by shareholders of CAF will include the holding period that the CAF shares exchanged were held (provided that the CAF shares exchanged were held as a capital asset on the date of the Reorganization). For a discussion of additional tax considerations, see "The Reorganization-Tax Consequences of the Reorganization" below.

                     SPECIAL CONSIDERATIONS AND RISK FACTORS

Except  as  stated  below,  the  Funds'  investment  objectives,   policies  and
restrictions are similar, and therefore the related special considerations and risk factors, are similar.


Small- and mid-cap stocks held by CAF carry greater risk of price fluctuation and are sensitive to markets factors. CAF is subject to market risk, interest rate risk, credit rate risk and foreign risk. An investment in CAF may result in the loss of principal. Foreign securities are subject to political, economic and currency risks.

CAF and GRO are managed using a value strategy and their levels of risk compare favorably to one another with one exception. CAF's emphasis on small and mid-cap stocks could carry a greater risk of price fluctuations than GRO's shares.

The prices of securities in GRO tend to go down more than prices of securities in other funds. GRO share price, therefore, may swing more, both short- and long-term, than the share prices of the other Funds. GRO is subject to interest rate risk, credit risk and the political, economic and currency risks of investment in foreign securities.


Both GRO and CAF are diversified funds, (i.e., the Funds are limited in how much they may invest in a single issuer).

Both CAF and GRO may invest up to 20% of its total assets in securities issued by foreign companies, traded in foreign currencies or issued by companies with most of their business interests in foreign countries. Investments in foreign securities may involve greater risk than investments in domestic securities due to exchange rate fluctuations and exchange controls.


GRO and CAF are subject to similar investment restrictions. For example, GRO and CAF each may borrow up to 5% of its total assets valued at cost for temporary and emergency purposes. In addition, the Funds may not pledge, mortgage or hypothecate their assets except in connection with permissible borrowings and then only in amounts not exceeding 10% of its total assets.


See "Additional Investment Strategies" in GRO's and CAF's Prospectus and "Investment Objectives and Policies" in GRO's and CAF's Statement of Additional Information for a more detailed discussion of the risks involved with each Fund's investment practices and strategies.

                               THE REORGANIZATION

PROCEDURES


The Directors are hereby soliciting shareholders of CAF to vote for the approval of the Reorganization. The Meeting will be held on Friday, August 27, 1999 at 99 Park Avenue, 8th Floor, New York, New York at 9:00 a.m., New York time. If the CAF's shareholders approve the Reorganization at that time, the Reorganization will take place as soon as possible after the SEC grants the order exempting this transaction, 1999.


TERMS OF THE PLAN OF REORGANIZATION AND LIQUIDATION
The following is a summary of the significant terms of the Plan which has been considered and approved by the Directors of the Company. A copy of the Plan is attached to this Proxy Statement/Prospectus as Exhibit A. This summary is qualified in its entirety by reference to the Plan.

VALUATION OF ASSETS AND LIABILITIES. The assets of GRO and CAF will be valued on the business day prior to the date on which the Reorganization will take place (the "Exchange Date"). The assets in each portfolio will be valued according to the procedures set forth in the Funds' Prospectus and Statement of Additional Information. Exchange requests as to CAF shares received on the Exchange Date will be treated and processed as exchanges from GRO and will be effected as of the close of business on the Exchange Date.

DISTRIBUTION OF SHARES AND TRANSFER OF ASSETS. On the Exchange Date, GRO will issue to CAF a number of shares of beneficial interest, the aggregate net asset value of which will equal the aggregate net asset value of the assets transferred to GRO by CAF on the Exchange Date. Each shareholder of CAF will receive a number of shares of GRO having an aggregate net asset value equal to the value of his or her shares of CAF on that date. No sales charge or fee of any kind will be charged to the shareholders of CAF in connection with their receipt of shares of GRO in the Reorganization.

EXPENSES. Legal and printing expenses and expenses of holding the Meeting (such as proxy tabulation and the expense of a solicitor, if any) will be borne by CAF. Any registration fee payable to the Securities and Exchange Commission in connection with the registration of shares under the Securities Act of 1933 or any filing or notification fee payable to the Commission or state securities commission, in connection with the transactions contemplated by the Plan, shall be payable by the Fund required to pay such fee.



All fees payable by any party as described herein are payable regardless of whether the transactions contemplated by the Plan are consummated.

REQUIRED APPROVALS. Approval of the Plan requires the majority of CAF's outstanding voting shares to vote in favor of the Plan.

AMENDMENTS AND CONDITIONS. The Plan may be amended at any time prior to the Exchange Date with respect to any of the terms therein except that following the meeting of the shareholders of CAF, no such amendment may have the effect of changing the provisions of the Plan determining the number of GRO shares to be issued to CAF shareholders to their detriment without their further approval. The obligations of GRO and CAF are subject to various conditions, including a registration statement on Form N-14 being declared effective by the Securities and Exchange Commission, approval of the Reorganization by the shareholders of CAF and the continuing accuracy of various representations and warranties of GRO and CAF being confirmed by the respective parties.

BENEFITS TO CAF AS A RESULT OF THE REORGANIZATION

1. Management anticipates that this reorganization will benefit shareholders by:

     a. improving efficiency in the operation of the combined funds including potentially achieving economies of scale and greater portfolio diversification;
     b. facilitating investment management, administration and marketing of the combined funds and
     c.   eliminating duplicative shareholder costs.

TAX CONSEQUENCES OF THE REORGANIZATION

The Reorganization has been structured with the intention that it will qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Code. GRO and CAF have both elected to qualify as a regulated investment company under the Code, and GRO intends to continue to elect to so qualify. Upon the closing of the Reorganization, counsel to CAF and GRO, Goodwin, Procter & Hoar, LLP will opine that, subject to the customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for Federal income tax purposes: (i) the transfer of all or substantially all of the assets of CAF to GRO solely in exchange for GRO shares and the assumption by GRO of some of CAF's liabilities and the distribution of such shares to the shareholders of CAF, as provided in the Plan, will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and GRO and CAF will each be a "party to a reorganization" within the meaning of
Section 368(b); (ii) CAF will not recognize gain or loss on the transfer of its assets to GRO in the Reorganization; (iii) CAF will not recognize gain or loss upon its distribution to its shareholders of the GRO shares received in the Reorganization; (iv) GRO will not recognize a gain or loss upon the receipt of the assets of CAF in exchange for the GRO shares; (v) shareholders of CAF will not recognize a gain or loss on the exchange of shares of CAF for shares of GRO provided that such shareholders receive solely GRO shares (including fractional shares) in exchange for their CAF shares; (vi) the tax basis of the CAF assets acquired by GRO will be the same to GRO as the tax basis of such assets to CAF immediately prior to the Reorganization and the holding period of the assets of CAF in the hands of GRO will include the period during which those assets were held by CAF; (vii) the aggregate tax basis of the GRO shares received by the shareholders of CAF will be the same as the aggregate tax basis of CAF shares exchanged by such shareholder immediately prior to the Reorganization; and (viii) the holding period of the GRO shares (including fractional shares) received by shareholders of CAF will include the holding period that the CAF shares exchanged were held (provided that the CAF shares exchanged were held as a capital asset on the date of the Reorganization). The receipt of such opinions upon the closing of the transaction is a condition to the closing of the Reorganization. If the transfer of assets of CAF in exchange for GRO shares and the assumption by GRO of the liabilities of CAF were deemed not to constitute a tax-free reorganization, each CAF shareholder would recognize gain or loss equal to the difference between the value of the GRO shares such shareholder acquires and the tax basis of such shareholder's CAF shares.

As a condition to closing, counsel to CAF and GRO must opine in part to the effect that, subject to customary assumptions and representations, upon consummation of the reorganization and the transfer of substantially all of the assets of CAF to GRO, neither the Company nor any Fund shareholder will recognize a gain or loss in the exchange of their shares.

Shareholders should consult their tax advisors regarding the effect, if any of the Reorganization in light of their individual circumstances. Since the foregoing relates only to Federal income tax consequences, shareholders should also consult with their tax advisors as to the state and local tax consequences, if any, of the Reorganization.

CAPITALIZATION

The following table sets forth, as of May 28, 1999, the capitalization of GRO and CAF.


                                               CAPITALIZATION


                                                                 Pro Forma
                                          GRO         CAF        Reorganization
                                        Class A      Class A     GRO
                                      -----------   ---------    ---------------
Total Net Assets.................... $ 61,054,426  $ 29,756,677   $ 90,268,514
Shares Outstanding.................. $  2,399,121  $  2,486,081   $  3,578,556
Net Asset Value Per Share........... $    25.22    $    11.96     $    25.22

MANAGEMENT AND CERTAIN SERVICES PROVIDERS

DIRECTORS. The management of the business and affairs of CAF and GRO is the responsibility of the Board of Directors of Van Eck/Chubb Funds. The Directors of Van Eck/Chubb Funds consist of five persons, three of whom are not "interested persons" as defined in the 1940 Act.

INVESTMENT  ADVISER AND ADMINISTRATOR.  Chubb Asset Managers,  Inc., 15 Mountain
View Road, Warren, New Jersey 07061, serves as the investment adviser for CAF and GRO and Van Eck Associates Corporation serves as investment administrator to the Funds.

Pursuant to the Investment Management Agreements for CAF and GRO, Chubb Asset Managers, Inc. is responsible for the investment of the Funds' portfolios consistent with the Funds' investment objectives, policies and restrictions.

CAF and GRO pay advisory fees at the rates indicated under "Synopsis-Investment Advisory Fees" above. CAF and GRO pay a separate fee for administrative services. For additional information, see "Management of the Funds" in the Funds Prospectus, and "Investment Advisory Services " in the Funds Statement of Additional Information.

PORTFOLIO MANAGER. Robert Witkoff is the Portfolio Manager for CAF and GRO and as such is responsible for managing the Funds' portfolio investments. Mr. Witkoff has worked for Chubb Asset Managers since 1988.

TRANSFER AGENT. The Transfer Agent and Dividend Paying Agent for CAF and GRO is DST Systems, Inc., P.O. Box 418407, Kansas City, Missouri 64141.

SHARES OF GRO TO BE ISSUED IN THE REORGANIZATION AND SHARES OF CAF

SHARES. On the Exchange Date, all shareholders of CAF will be given a number of shares of beneficial interest, par value $.01, of GRO having an aggregate net asset value equal to the net asset value of his or her shares of CAF. The shares of GRO to be issued in the Reorganization will be identical in all respects to all shares of GRO then outstanding.

VOTING RIGHTS. Shareholders of GRO and CAF are entitled to one vote for each share and a fractional vote for each fractional share held with respect to the election of Directors (to the extent hereafter provided) and other matters submitted to a vote of shareholders. With respect to the Rule 12b-1 Plans in effect for GRO and CAF, the Plans may not be amended to increase materially the amount of expenditures unless such amendment is approved by a vote of the majority of the outstanding voting securities of that Fund. Thus, there will ordinarily be no shareholder meeting unless required by the 1940 Act. The Board of Van Eck/Chubb Funds, Inc. is a self-perpetuating body until fewer than 50% of their members were elected by the shareholders. Under the Bylaws of Van Eck/Chubb Funds, Inc., any Director may be removed by a vote of a majority of the votes entitled to be cast for the election of Directors at any meeting of stockholders duly called and at which a quorum is present. With respect to each of CAF and GRO, each issued and outstanding share is entitled to participate equally in dividends and distributions declared by such Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities.


CONTROL. As of May 28, 1999, Federal Insurance Company, 15 Mountain View Road, Warren, NJ 07059, an affiliate of Chubb Asset Managers, Inc., exercised "control" over GRO and CAF as "control" is defined in the 1940 Act.


OTHER CLASSES. As of the date hereof, neither CAF nor GRO has any other classes of securities outstanding as defined in the 1940 Act other than the shares described herein.

SHAREHOLDER INQUIRIES. Shareholder inquiries with respect to GRO or CAF should be addressed to the Funds by telephone at (800) 221-2220 or in writing at the address set forth on the cover page of the Proxy Statement/Prospectus.

DIVIDENDS AND DISTRIBUTIONS. Any dividends and capital gains paid by CAF and GRO will be automatically reinvested in additional shares of the fund at the fund's net asset value at the close of business on the payment date of the dividend or distribution unless the shareholder elects to receive all dividends and/or distributions either in cash or to invest them without imposition of any sales charge in any other Van Eck/Chubb Fund at such fund's net asset value at the close of business on the payment date.


PURCHASE OF SHARES. Both prior to and subsequent to the Reorganization, shares of GRO will be offered continuously for sale by the Distributor or by brokers and agents that have entered into selling group or selling agency agreements with the Distributor, 99 Park Avenue, New York, New York 10016. The Reorganization will have no effect on the purchase procedures for shares of GRO. See "How to Buy, Sell, Exchange or Transfer Shares" in the Prospectus. For more information on the Distributor, see "The Distributor" in the Statement of Additional Information.


GRO and CAF have adopted Rule 12b-1 Plans in accordance with the 1940 Act. The Rule 12b-1 Plans are described in "Synopsis-Other Fees" above. Each Rule12b-1 Plan must be approved annually by the Board of Directors. For more discussion of the 12b-1 Plans, see "Plan of Distribution" in the Funds' Prospectus.

REDEMPTION PROCEDURES. Shares of each Fund will be redeemed on the day on which proper instructions are received by its transfer agent. See "How to Buy, Sell, Exchange or Transfer Shares" in the Van Eck/Chubb Funds' Prospectus.

                       INFORMATION CONCERNING THE MEETING

DATE, TIME AND PLACE OF MEETING

The Meeting for shareholders of CAF will be held on Friday, August 27, 1999 at 99 Park Avenue, 8th Floor, New York, New York 10016 at 9:00 a.m., New York Time.


SOLICITATION, REVOCATION AND USE OF PROXIES

A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Trust at 99 Park Avenue, 8th Floor, New York, New York 10016. Although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person.


All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the approval of the Plan and any other proposals.

RECORD DATE AND OUTSTANDING SHARES


Only holders of record of CAF's shares of beneficial interest, par value $.01 per share, at the close of business on July 20, 1999 (the "Record Date") are entitled to vote at the Meeting and any adjournment thereof. At the close of business on the Record Date, there were 2,406,266,629 shares of CAF outstanding and entitled to vote.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


As of July 20, 1999 no person or entity owns beneficially 5% or more of the shares of CAF except as follows:

Federal Insurance Company            2,111,196.6560
c/o Chubb & Son                        shares
Attn: Investment Accounting           or 87.74%
15 Mountain View
Warren, NJ 07059

VOTING RIGHTS AND REQUIRED VOTE


Voting procedures are described under "The Reorganization-Terms of the Agreement and Plan of Reorganization" above.

A proxy that is properly executed by a client and returned to his or her broker, which holds CAF shares for the client in its own name, and that is accompanied by the client's instructions to withhold authority to vote with respect to the reorganization proposal, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on the particular matter with respect to which the broker or nominee does not have discretionary power). Also, a properly executed and returned proxy marked with an abstention will be considered present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. However, abstentions and broker "non-votes" do not constitute a vote "for" or "against" the matter, and, therefore, have the effect of a negative vote on matters which require approval by a requisite percentage of the outstanding shares.


In the event there are not sufficient votes to approve the proposal at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitations of proxies. If CAF proposes to adjourn the Meeting by a vote of the shareholders, the person named in the enclosed proxy card will vote all shares for which they have voting authority in favor of such adjournment.


Under Maryland law, shareholders of a registered investment company are not entitled to demand fair value of the shares and will be bound by the terms of the Reorganization if the Plan is approved at the Meeting. Any shareholder in CAF may, however, either redeem his or her shares at net asset value or exchange his or her shares into another Van Eck Fund or Van Eck/Chubb Fund prior to the date of the Reorganization.

OTHER MATTERS

It is not anticipated that any matters other than the adoption of the Plan described above will be brought before the Meeting. If, however, any other business is properly brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.


                             ADDITIONAL INFORMATION

This Proxy Statement/Prospectus and the related Statement of Additional Information do not include all the information set forth in the registration statements and exhibits relating thereto which Van Eck/Chubb Funds, Inc., has filed with the Securities and Exchange Commission, Washington, DC 20549, under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

Reports, proxy statements, registration statements and other information filed by Van Eck/Chubb Funds, Inc., can be inspected and copied at the public reference facilities of the Securities and Exchange Commission in Washington, DC and Regional Offices of the Commission located at 7 World Trade Center, New York, New York 10048 and Suite 1400, 500 West Madison Street, Chicago, Illinois 60621. Copies of such material can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549 and its public reference facilities in New York, New York and Chicago, Illinois, at prescribed rates.

                                                                       EXHIBIT A

                     PLAN OF REORGANIZATION AND LIQUIDATION

PLAN OF REORGANIZATION AND LIQUIDATION dated as of ________, 1999 (the "Plan") by and between Van Eck/Chubb Funds, Inc., a Maryland corporation (the "Corporation") on behalf of Van Eck/Chubb Capital Appreciation Fund ("Capital Appreciation Fund"), a series of the Corporation and on behalf of Van Eck/Chubb Growth and Income Fund, another series of the Corporation. Van Eck/Chubb Capital Appreciation Fund and Van Eck/Chubb Growth and Income Fund are collectively referred to as the "Funds" and individually as a "Fund".

                                   WITNESSETH:

WHEREAS, the Corporation is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, this Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended, such reorganization to consist of the transfer of all of the assets of Capital Appreciation Fund in exchange solely for Class A shares of common stock, par value $0.01 per share, of the Growth and Income Fund ("Growth and Income Fund Shares") and the assumption by Growth and Income Fund of all of the stated liabilities of Capital Appreciation Fund and the distribution, after the Closing hereinafter referred to, of Growth and Income Fund Shares to the shareholders of Capital Appreciation Fund in liquidation of Capital Appreciation Fund, all upon the terms and conditions hereinafter set forth in this Plan; and

WHEREAS, the Directors of the Corporation, including a majority of the Directors who are not interested persons, have determined with regard to the Funds that participating in the transactions contemplated by this Plan is in the best interests of that Fund.

NOW, THEREFORE, the Corporation hereby agree as follows:

1. TRANSFER OF ASSETS. Subject to the terms and conditions set forth herein, at the closing provided for in Section 4 (herein referred to as the "Closing"), the Corporation shall transfer all of the assets of Capital Appreciation Fund, and assign all Assumed Liabilities (as hereinafter defined), to Growth and Income Fund, and the Corporation, on behalf of Growth and Income Fund, shall acquire all such assets, and shall assume all such Assumed Liabilities, upon delivery to the Corporation of Growth and Income Fund Shares having a net asset value equal to the value of the net assets of Capital Appreciation Fund transferred (the "New Shares"). "Assumed Liabilities" shall mean all liabilities, expenses, costs, charges and reserves reflected in an unaudited statement of assets and liabilities of Capital Appreciation Fund as of the close of business on the Valuation Date (as hereinafter defined), determined in accordance with generally accepted accounting principles consistently applied from the prior audited period. The net asset value of the New Shares and the value of the net assets of Capital Appreciation Fund to be transferred shall be determined as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (the "Valuation Date") using the valuation procedures set forth in the then-current prospectus and statement of additional information of the Funds.

All Assumed Liabilities of Capital Appreciation Fund, to the extent that they exist at or after the Closing, shall after the Closing attach to Growth and Income Fund and may be enforced against Growth and Income Fund to the same extent as if the same had been incurred by Growth and Income Fund.

2. LIQUIDATION OF CAPITAL APPRECIATION FUND. At or as soon as practicable after the Closing, Capital Appreciation Fund will be liquidated and the New Shares delivered to the Corporation on behalf of Capital Appreciation Fund will be distributed to shareholders of Capital Appreciation Fund, each shareholder to receive the number of New Shares equal to the pro rata portion of shares of beneficial interest of Capital Appreciation Fund held by such shareholder as of the close of business on the Valuation Date. Such liquidation and distribution will be accompanied by the establishment of an open account on the stock records of Growth and Income Fund in the name of each shareholder of Capital Appreciation Fund and representing the respective pro rata number of New Shares due such shareholder. As soon as practicable after the Closing, the Corporation shall file on behalf of Capital Appreciation Fund such instruments of dissolution, if any, as are necessary to effect the dissolution of Capital
Appreciation Fund and shall take all other steps necessary to complete liquidation and dissolution of Capital Appreciation Fund. As of the Closing, each outstanding certificate which, prior to the Closing, represented shares of Capital Appreciation Fund will be deemed for all purposes to evidence ownership of the number of Growth and Income Fund Shares issuable with respect thereto pursuant to the Reorganization. After the Closing, certificates of originally represented shares of Capital Appreciation Fund will be rendered nonnegotiable; upon special request and surrender of such certificates to the Corporation's transfer agent, holders of these non-negotiable certificates shall be entitled to receive certificates representing the number of Growth and Income Fund shares issuable with respect thereto.

3. CONDITIONS PRECEDENT. The obligations of the Corporation, to effectuate the Plan of Reorganization and Liquidation hereunder shall be subject to the satisfaction of the following conditions:

(a) At or immediately prior to the Closing, the Corporation shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of Capital Appreciation Fund all of the Fund's investment company taxable income, if any, for taxable years ending at or prior to the Closing (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward);

(b) Such authority and orders from the Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the Corporation to carry out the transactions contemplated by this Plan shall have been received;

(c) A registration statement of the Corporation on Form N-14 under the Securities Act of 1933, as amended (the "Securities Act"), registering the New Shares under the Securities Act, and such amendment or amendments thereto as are determined by the officers of the Corporation to be necessary or appropriate to effect such registration of the New Shares (the "Registration Statement"), shall have been filed with the Commission and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of such Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

(d) All necessary actions shall have been taken in order to enable Growth and Income Fund to offer the New Shares to the public in all states in which the ability to offer such New Shares is required for consummation of the transactions contemplated hereunder;

(e) The Corporation shall have received a legal opinion from counsel, in form and substance reasonably satisfactory to the Directors of the Corporation, as to the tax consequences of the reorganization;

(f) A vote approving this Plan and the reorganization contemplated hereby shall have been adopted by at least a majority of the outstanding shares of beneficial interest of Capital Appreciation Fund entitled to vote at a Meeting of Shareholders of Capital Appreciation Fund duly called for such purpose.

4. CLOSING. The Closing shall be held at the offices of the Corporation and shall occur (a) immediately prior to the opening of business on the first Monday following receipt of all necessary regulatory approvals and the final adjournment of meetings of shareholders of Capital Appreciation Fund at which this Plan is considered or (b) such later time as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously unless otherwise provided. At, or as soon as may be practicable following the Closing, the Corporation shall distribute the New Shares to Capital Appreciation Fund Record Holders (as herein defined) by instructing Capital Appreciation Fund to register the appropriate number of New Shares in the names of Capital Appreciation Fund's shareholders and Capital Appreciation Fund will promptly comply with said instruction. The shareholders of record of the Capital
Appreciation Fund as of the close of business on the Valuation Date shall be certified by the Corporation's transfer agent (the "Capital Appreciation Fund Record Holders").

5. EXPENSES.  All expenses of the Corporation  attributable to the  transactions contemplated by this Plan, other than any registration fee payable to the Commission in connection with the registration of New Shares under the
Securities Act or any filing or notification fee payable to the Commission or state securities commission in connection with the transactions contemplated by this Plan, will be borne by Capital Appreciation Fund. Any registration fee payable to the Commission in connection with the registration of New Shares under the Securities Act or any filing or notification fee payable to the Commission or state securities commission in connection with the transactions contemplated by this Plan shall be payable by such Fund required to pay such fee. All fees payable by any party as described herein shall be payable by such party regardless of whether the transactions contemplated hereby are consummated.

6. TERMINATION. This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors of the Corporation with respect to either of Growth and Income Fund or Capital Appreciation Fund, at any time prior to the Closing, if circumstances should develop that, in the opinion of the Board, in its sole discretion, make proceeding with this Plan inadvisable for either Fund. In the event of any such termination, there shall be no liability for damages on the part of either Capital Appreciation Fund or Growth and Income Fund, or their respective Directors or officers, to the other party, except with respect to the payment of expenses as contemplated in Section 5 hereof.

7. AMENDMENTS. This Plan may be amended, waived or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Corporation; provided, however, that following the meeting of Capital Appreciation Fund shareholders called by the Corporation pursuant to Section 3(f) of this Plan, no such amendment, waiver or supplement may have the effect of changing the provisions for determining the number of Growth and Income Fund Shares to be issued to the Capital Appreciation Fund shareholders under this Plan to the detriment of such shareholders without their further approval.

8. GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the State of Maryland, without giving effect to the conflicts of laws provisions thereof.

9. FURTHER ASSURANCES. Unless the Plan has been terminated pursuant to Section 6 hereof, the Corporation with respect to Growth and Income Fund and Capital Appreciation Fund, shall take such further action, prior to, at, and after the Closing as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

IN WITNESS WHEREOF, the Directors of the Corporation have approved this Plan on behalf of the Funds.

                               VAN ECK/CHUBB FUNDS
                            99 PARK AVENUE, 8TH FLOOR
                            NEW YORK, NEW YORK 10016
                                 1-800-221-2220

                     ---------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                     ---------------------------------------


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus of Capital Appreciation Fund (the "Fund" or "CAF"), a series of Van Eck/Chubb Funds, dated August 9, 1999, which is enclosed. This Statement of Additional Information has been incorporated by reference into the Proxy Statement/Prospectus.


Further information about the Fund and the Growth and Income Fund ("GRO") series of Van Eck/Chubb Funds is contained in and incorporated by reference to its latest Prospectus and Statement of Additional Information, dated May 1, 1999 and its Annual Report to shareholders for the year ended December 31, 1998, all of which are incorporated by reference herein and are available at no cost by either calling Van Eck/Chubb Funds at the phone number listed above or by writing to the above address.

The following is the pro-forma information for GRO and CAF.


       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED AUGUST 9, 1999.

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General Information ........................................................ 2

                               GENERAL INFORMATION

The shareholders of CAF are being asked to approve a Plan of Reorganization and Liquidation (the "Plan") which contemplates the exchange of substantially all of the assets of CAF for shares of GRO, the assumption of the liabilities of CAF by GRO, the distribution of GRO shares to the shareholders of CAF and the liquidation of CAF. GRO is an open-end management investment Corporation registered under the Investment Corporation Act of 1940 and a series of Van Eck/Chubb Funds organized as a Maryland corporation. A Special Meeting of Shareholders to consider the Plan and other matters described in the Proxy Statement/Prospectus will be held at 99 Park Avenue, 8th Floor, New York, New York on, Friday, August 27, 1999 at 9:00 a.m., New York Time.

For detailed information about the Plan, shareholders of CAF should refer to the Proxy Statement/Prospectus.

                              Pro Forma Information

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                    VAN ECK/CHUBB GROWTH AND INCOME FUND AND
                     VAN ECK/CHUBB CAPITAL APPRECIATION FUND

                        PRO FORMA SCHEDULE OF INVESTMENTS
                                  MAY 28, 1999
                                   (UNAUDITED)

                                                                                    MARKET VALUE
                                                                    --------------------------------------------
                                                                   VAN ECK/CHUBB    VAN ECK/CHUBB     PRO FORMA
                                                                     GROWTH &          CAPITAL      FOR COMBINED
                                                         SHARES     INCOME FUND   APPRECIATION FUND     FUND
                                                        --------   ------------    ---------------   -----------
COMMON STOCK--89.89%

Aerospace--0.91%
General Motors Co. .................................     15,000       $        0       $ 823,125      $  823,125
                                                                      ----------       ---------      ----------

Autos, Trucks & Parts--3.75%
Borg-Warner Automotive, Inc. .......................     26,600        1,474,639               0       1,474,639
Ford Motor Co. .....................................     21,600        1,232,550               0       1,232,550
OEA, Inc. ..........................................     65,000                0         654,063         654,063
United Road Services, Inc. .........................      3,500                0          27,125          27,125
                                                                      ----------      ----------      ----------
                                                                       2,707,189         681,188       3,388,377
                                                                      ----------      ----------      ----------

Banking--7.56%
Charter One Financial, Inc. ........................     22,000                          625,625         625,625
Chase Manhattan Corp. ..............................     24,200        1,754,500               0       1,754,500
Fleet Financial Group, Inc. ........................     35,000        1,439,375               0       1,439,375
KeyCorp ............................................     46,622        1,620,114               0       1,620,114
New Bank One Corp ..................................     24,479        1,384,593               0       1,384,593
                                                                      ----------      ----------      ----------
                                                                       6,198,582         625,625       6,824,207
                                                                      ----------      ----------      ----------

Building & Construction--0.94%
Champion Enterprises, Inc. .........................     41,300                0         844,069         844,069
                                                                      ----------      ----------      ----------

Building Materials & Tools--0.79%
Lafarge Corp. ......................................     21,200                0         708,875         708,875
                                                                      ----------      ----------      ----------

Chemicals/Fertilizer--0.13%
Millennium Chemicals Inc. ..........................      4,857          121,121               0         121,121
                                                                      ----------      ----------      ----------

Computer Products & Services--12.95%
BancTec, Inc. ......................................     41,800                          674,025         674,025
BMC Software Inc. ..................................     25,000        1,235,937               0       1,235,937
Compuware Corp. ....................................     40,000        1,242,500               0       1,242,500
International Business Machines Corp. ..............     16,000        1,861,000               0       1,861,000
Keane Inc. .........................................     24,000                0         696,000         696,000
Metamor Worldwide Inc. .............................     25,000                0         684,375         684,375
Microsoft Corp. ....................................     23,000        1,855,813               0       1,855,813



                  SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS

                                                                                    MARKET VALUE
                                                                    --------------------------------------------
                                                                   VAN ECK/CHUBB    VAN ECK/CHUBB     PRO FORMA
                                                                     GROWTH &          CAPITAL      FOR COMBINED
                                                         SHARES     INCOME FUND   APPRECIATION FUND     FUND
                                                        --------   ------------    ---------------   -----------
Computer Products & Services (continued)
Parametric Technology Corp. ........................     50,000       $        0      $  693,750     $   693,750
Reynolds and Reynolds Co. (Class A) ................     32,000                0         700,000         700,000
Storage Technology Corp. ...........................     19,000                0         377,625         377,625
Sun Microsystems Inc. ..............................     28,000        1,673,000               0       1,673,000
                                                                      ----------      ----------     -----------
                                                                       7,868,250       3,825,775      11,694,025
                                                                      ----------      ----------     -----------

Drugs--0.65%
AmeriSource Health Corp. ...........................     20,000                0         591,250         591,250
                                                                      ----------      ----------     -----------

Electrical Equipment--1.86%
Gillette Co. .......................................     33,000        1,683,000               0       1,683,000
                                                                      ----------      ----------     -----------

Electronics--5.14%
General Electric Co. ...............................     17,000        1,728,687               0       1,728,687
Koninklijke Philips Elec ...........................     16,500        1,419,000               0       1,419,000
Motorola Inc. ......................................     18,000        1,490,625               0       1,490,625
                                                                      ----------      ----------     -----------
                                                                       4,638,312               0       4,638,312
                                                                      ----------      ----------     -----------

Financial Services--4.12%
CCB Financial Corp. ................................     12,000                0         647,250         647,250
Merrill Lynch & Co., Inc. ..........................     16,100        1,352,400               0       1,352,400
Washington Mutual Inc. .............................     45,000        1,718,438               0       1,718,438
                                                                      ----------      ----------     -----------
                                                                       3,070,838         647,250       3,718,088
                                                                      ----------      ----------     -----------

Food Processing--0.00%
Archer-Daniels-Midland Co. .........................        132                0           1,980           1,980
                                                                      ----------      ----------     -----------

Household Products--2.59%
Procter & Gamble ...................................     15,000        1,400,625               0       1,400,625
Tupperware Corp. ...................................     42,000                0         934,500         934,500
                                                                      ----------      ----------     -----------
                                                                       1,400,625         934,500       2,335,125
                                                                      ----------      ----------     -----------

Housing and Home Furnishings--0.03%
Newmark Homes Corp. ................................      5,000                0          28,750          28,750
                                                                      ----------      ----------     -----------

Industrial Metals--0.96%
Bethlehem Steel Corp. ..............................     50,000                0         415,625         415,625
Intermet Corp. .....................................     32,500                0         450,937         450,937
                                                                      ----------      ----------     -----------
                                                                               0         866,562         866,562
                                                                      ----------      ----------     -----------

Insurance--2.58%
Citigroup Inc. .....................................     24,000        1,590,000               0       1,590,000
Commerce Group, Inc. ...............................     31,800                0         737,362         737,362
                                                                      ----------      ----------     -----------
                                                                       1,590,000         737,362       2,327,362
                                                                      ----------      ----------     -----------


                  SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS

                                                                                    MARKET VALUE
                                                                   ---------------------------------------------
                                                                   VAN ECK/CHUBB    VAN ECK/CHUBB     PRO FORMA
                                                                      GROWTH &          CAPITAL      FOR COMBINED
                                                         SHARES     INCOME FUND   APPRECIATION FUND     FUND
                                                        --------   ------------    ---------------   -----------
Machinery & Tools--0.37%
Brown & Sharpe Manufacturing Co. (Cl.A) ..............   60,000       $        0      $  330,000      $  330,000
                                                                      ----------      ----------      ----------

Manufacturing--1.65%
United Technologies Corp. ............................   24,000        1,489,500               0       1,489,500
                                                                      ----------      ----------      ----------

Medical-Healthcare Services--5.49%
Baxter International Inc. ............................   20,000        1,291,250               0       1,291,250
Bristol-Myers Squibb Co. .............................   28,000        1,921,500               0       1,921,500
Healthcare Services Corp. ............................       96              912               0             912
Healthsouth Corp. ....................................  130,000        1,738,750               0       1,738,750
                                                                      ----------      ----------      ----------
                                                                       4,952,412               0       4,952,412
                                                                      ----------      ----------      ----------

Medical Supplies & Services--4.25%
Bard (C.R.), Inc. ....................................   14,000                0         639,625         639,625
Beckman Coulter Inc. .................................    9,100                0         461,825         461,825
Becton, Dickinson & Co. ..............................   20,000                0         775,000         775,000
St. Jude Medical, Inc. ...............................   30,000                0       1,014,375       1,014,375
Total Renal Care Holdings, Inc. ......................   61,400                0         944,025         944,025
                                                                      ----------      ----------      ----------
                                                                               0       3,834,850       3,834,850
                                                                      ----------      ----------      ----------

Oil & Gas Equipment & Services--3.07%
Core Laboratories N.V. ...............................   40,000                0         625,000         625,000
Halliburton Co. ......................................   40,000        1,655,000               0       1,655,000
Wolverine Tube, Inc. .................................   20,500                0         488,156         488,156
                                                                      ----------      ----------      ----------
                                                                       1,655,000       1,113,156       2,768,156
                                                                      ----------      ----------      ----------

Pharmaceutical--3.95%
Bergen Brunswig Corp. ................................   23,000                0         506,000         506,000
ICN Pharmaceuticals, Inc. ............................   25,000                0         821,875         821,875
Johnson & Johnson ....................................   20,000        1,852,500               0       1,852,500
Sepracor Inc. ........................................    6,000                0         382,500         382,500
                                                                      ----------      ----------      ----------
                                                                       1,852,500       1,710,375       3,562,875
                                                                      ----------      ----------      ----------

Restaurants--1.29%
Brinker International, Inc. ..........................   20,000                0         561,250         561,250
Lone Star Steakhouse & Saloon, Inc. ..................   60,000                0         603,750         603,750
                                                                      ----------      ----------      ----------
                                                                               0       1,165,000       1,165,000
                                                                      ----------      ----------      ----------

Retail--5.73%
BJ Wholesale Club, Inc. ..............................   25,000                0         650,000         650,000
Gap Inc. .............................................   20,000        1,251,250               0       1,251,250
Great Atlantic & Pacific Tea Co., Inc. ...............   17,500                0         573,125         573,125
Tandy Corp. ..........................................   10,000                0         825,000         825,000
Wal-Mart Stores, Inc. ................................   44,000        1,875,500               0       1,875,500
                                                                      ----------      ----------      ----------
                                                                       3,126,750       2,048,125       5,174,875
                                                                      ----------      ----------      ----------


                  SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS


                                                                                    MARKET VALUE
                                                                   ---------------------------------------------
                                                                   VAN ECK/CHUBB    VAN ECK/CHUBB     PRO FORMA
                                                                     GROWTH &          CAPITAL      FOR COMBINED
                                                         SHARES     INCOME FUND   APPRECIATION FUND     FUND
                                                        --------   ------------    ---------------   -----------
Semiconductors & Semiconductor Equipment--0.72%
Intel Corp. .....................................        12,000      $   648,750      $        0      $  648,750
                                                                     -----------     -----------     -----------

Supermarkets--2.59%
Kroger Co. ......................................        40,000        2,342,500               0       2,342,500
                                                                     -----------     -----------     -----------

Technology--3.47%
Hewlett-Packard Co. .............................        23,000        2,169,187               0       2,169,187
Wyman-Gordon Co. ................................        50,000                0         965,625         965,625
                                                                     -----------     -----------     -----------
                                                                       2,169,187         965,625       3,134,812
                                                                     -----------     -----------     -----------

Telecommuncications--3.61%
AT&T Corp. ......................................        30,000        1,665,000               0       1,665,000
Lucent Technologies Inc. ........................        28,000        1,592,500               0       1,592,500
                                                                     -----------     -----------     -----------
                                                                       3,257,500               0       3,257,500
                                                                     -----------     -----------     -----------

Telephone--2.74%
Centurytel Inc. .................................        15,000                0         574,688         574,688
MCI Worldcom Inc. ...............................        22,000        1,900,250               0       1,900,250
                                                                     -----------     -----------     -----------
                                                                       1,900,250         574,688       2,474,938
                                                                     -----------     -----------     -----------

Thrift Holding Company--2.99%
Cisco Systems, Inc. .............................        12,000        1,306,500               0       1,306,500
Oracle Systems Corp. ............................        56,000        1,389,500               0       1,389,500
                                                                     -----------     -----------     -----------
                                                                       2,696,000               0       2,696,000
                                                                     -----------     -----------     -----------

Transportation & Shipping--2.17%
FDX Corp. .......................................        35,600        1,960,225               0       1,960,225
                                                         ------      -----------     -----------     -----------

Vision Care--0.84%
BMC Industries Inc. .............................        75,000                0         754,688         754,688
                                                                     -----------     -----------     -----------
TOTAL INVESTMENTS* ..............................         89.89%      57,328,491      23,812,818      81,141,309
Other assets less liabilities ...................         10.11%       3,725,935       5,943,859       9,127,205
                                                         ------      -----------     -----------     -----------
TOTAL NET ASSETS ................................        100.00%     $61,054,426     $29,756,677     $90,268,514
                                                         ======      ===========     ===========     ===========
INVESTMENTS AT COST .............................                    $47,215,327     $27,841,586     $75,056,913
                                                                     ===========     ===========     ===========


-----------------------
* Aggregate cost for Federal income tax purposes.


                  SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma Combined Statement of Assets, Liabilities and Capital for the Combined Fund has been derived from the Statements of Assets, Liabilities and Capital of the respective Funds at May 28, 1999 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at May 28, 1999. The pro forma Combined Statements of Assets, Liabilities and Capital is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated at May 28, 1999. The pro forma Combined Statement of Assets, Liabilities and Capital should be read in conjunction with the Funds' financial statements and related notes thereto which are included in the accompanying Proxy Statement/Prospectus.


         PRO FORMA COMBINED STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                               AS OF MAY 28, 1999
                                   (UNAUDITED)

                                                   VAN ECK/CHUBB   VAN ECK/CHUBB
                                                      CAPITAL        GROWTH &         PRO FORMA        PRO FORMA FOR
                                                 APPRECIATION FUND  INCOME FUND      ADJUSTMENT        COMBINED FUND
                                                  ---------------   -----------      ----------        -------------
ASSETS:
Investments at Cost ............................    $27,841,586      $47,215,327      $        0        $75,056,913
                                                     ==========       ==========      ==========        ===========
Investments at Value ...........................    $23,812,818      $57,328,491      $        0        $81,141,309
Receivables:
   Cash and currencies .........................      5,950,743        3,788,592               0          9,739,335
   Dividends ...................................         10,868           35,178               0             46,046
   Securities sold .............................        141,570                0               0            141,570
   From Broker .................................              0           41,320               0             41,320
Deferred organizational costs ..................          3,337                0          (3,337)(b)              0
   Other assets ................................         12,991           16,084               0             29,075
                                                     ----------       ----------      ----------        -----------
     Total Assets ..............................     29,932,327       61,209,665          (3,337)        91,138,655
                                                     ----------       ----------      ----------        -----------
LIABILITIES:
Payables:
   Securities purchased ........................        100,000                0               0            100,000
   Capital shares redeemed .....................            147           15,706         550,596*           566,449
   Accounts payable ............................         75,503          139,533         (11,344)(b)(c)     203,692
                                                     ----------       ----------      ----------        -----------
     Total Liabilities .........................        175,650          155,239         539,252            870,141
                                                     ----------       ----------      ----------        -----------
Net Assets .....................................    $29,756,677      $61,054,426      $ (542,589)       $90,268,514
                                                     ==========       ==========      ==========        ===========

Net Assets Consist of:
Par value ......................................       $ 24,861         $ 23,991       $ (13,066)(a)*       $35,786
Capital paid in excess of par ..................     38,197,703       46,143,043        (537,530)(a)*    83,803,216
Overdistributed investment income-- net ........         (8,990)            (264)          8,007(c)          (1,247)
Accumulated realized capital gains (losses)
   on investments-- net ........................     (4,428,129)       4,774,492                            346,363
Unrealized appreciation of investments .........     (4,028,768)      10,113,164                          6,084,396
                                                     ----------       ----------      ----------        -----------
Net Assets .....................................    $29,756,677      $61,054,426      $ (542,589)       $90,268,514
                                                     ==========       ==========      ==========        ===========




                  SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS


                                                   VAN ECK/CHUBB   VAN ECK/CHUBB
                                                      CAPITAL        GROWTH &         PRO FORMA     PRO FORMA FOR
                                                 APPRECIATION FUND  INCOME FUND      ADJUSTMENT     COMBINED FUND
                                                  ---------------   -----------      ----------     -------------
Class A Shares
Net Assets .....................................    $29,745,343      $60,515,164                     $90,268,514
                                                    ===========      ===========                     ===========
Shares outstanding ($.01 par value,
   100,000,000 shares per fund authorized) .....      2,486,081        2,399,121     $(1,306,646)(a)   3,578,556
Net Asset Value Per Share ......................    $     11.96      $     25.22                           25.22
Maximum Offering Price Per Share (Net Asset
   Value Per Share divided by 0.9425) ..........    $     12.69      $     26.76                     $     26.76
                                                    ===========      ===========                     ===========
Class B Shares
Net Assets .....................................    $    11,334      $   539,262        (550,596)*             0
                                                    ===========      ===========
Shares outstanding ($.01 par value,
   100,000,000 shares per fund authorized) .....            952           21,479         (22,431)*             0
Net Asset Value Per Share ......................    $     11.91      $     25.11                     $         0
                                                    ===========      ===========                     ===========

---------------------
  * Represents the effect of capital stock due to the difference in par value between the Funds and the liquidation of Class B shares for both funds on June 16,1999.
(a) Reflects the issuance of 1,179,435 shares of Van Eck/Chubb Growth & Income Fund Class A to the shareholders of Van Eck/Chubb Capital Appreciation Fund Class A in exchange for the 2,486,081 outstanding Class A shares of Van Eck/Chubb Capital Appreciation Fund.
(b)  Reflects write-off of unamortized organizational expenses.
(c) Reflects expenses eliminated from the liquidation of the Class B shares for both Funds prior to the reorganization.





                   SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma Combined Statement of Operations for the Combined Fund has been derived from the statements of operations of the respective Funds for the year ended May 28, 1999, and such information has been adjusted to show the effect of the Reorganization on the combined Funds operations for the year ended May 28, 1999. The pro forma Combined Statement of Operations is presented for informational purposes only and does not purport to be indicative of the results of operations that actually would have resulted if the Reorganization had been consummated on May 28, 1999 nor which may result from future operations. The pro forma Combined Statement of Operations should be read in conjunction with the Funds' financial statements and related notes thereto which are included in the accompanying Proxy Statement/Prospectus.

                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                         FOR THE YEAR ENDED MAY 28, 1999
                                   (UNAUDITED)

                                                   Van Eck/Chub    Van Eck/Chubb
                                                      Capital        Growth &         Pro Forma     Pro Forma for
                                                 Appreciation Fund  Income Fund      Adjustment     Combined Fund
                                                  ---------------   -----------      ----------     -------------
INCOME:
Dividends ......................................    $   387,270      $ 1,077,319      $        0     $ 1,464,589
                                                    -----------      -----------      ----------     -----------
   Total Income ................................        387,270        1,077,319               0       1,464,589
                                                    -----------      -----------      ----------     -----------
EXPENSES:
Advisory fee ...................................         66,375          134,536            (909)(a)     200,002
Distribution ...................................        165,975          338,550          (4,544)(a)     499,981
Custodian ......................................          2,671            2,886               0           5,557
Transfer agency ................................         56,648          121,862          (7,844)(a)     170,666
Administrative fee .............................        156,946          323,822          (2,045)(a)     478,723
Registration ...................................         27,132           29,685               0          56,817
Professional ...................................         18,965           22,557         (19,522)(b)      22,000
Reports to shareholders ........................         23,552           35,845               0          59,397
Directors fees and expenses ....................          2,049            4,206               0           6,255
Amortization of deferred organizational costs ..          2,690                0          (2,690)(c)           0
Other ..........................................         18,323           30,854               0          49,177
                                                    -----------      -----------      ----------     -----------
   Total Expenses ..............................        541,326        1,044,803         (37,554)      1,548,575
Expenses waived by the Advisor .................       (124,161)        (196,966)         29,547        (291,580)
                                                    -----------      -----------      ----------     -----------
   NET EXPENSES ................................        417,165          847,837          (8,007)      1,256,995
                                                    -----------      -----------      ----------     -----------
   NET INVESTMENT INCOME (LOSS) ................        (29,895)         229,482           8,007         207,594
                                                    -----------      -----------      ----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net Realized Gain on Investments ...............     (4,149,367)       3,532,577                        (616,790)
Change in Unrealized Appreciation of
   Investments .................................     (7,400,059)     (11,207,446)                    (18,607,505)
                                                    -----------       ----------      ----------     -----------
                                                    (11,549,426)      (7,674,869)                    (19,224,295)
                                                    -----------       ----------      ----------     -----------
NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ..................    $(11,579,321)     $(7,445,387)     $    8,007    $(19,016,701)
                                                   ============      ===========      ==========    ============

-------------------
(a) Reflects expenses eliminated from the liquidation of the Class B shares for both Funds prior to the reorganization.
(b) Reflects anticipated savings of the
    reorganization.
(c) Reflects write-off of unamortized organizational expenses.





                   SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS

                  PRO FORMA FOOTNOTES OF REORGANIZATION BETWEEN

 VAN ECK/CHUBB GROWTH & INCOME FUND AND VAN ECK/CHUBB CAPITAL APPRECIATION FUND

                            May 28, 1999 (UNAUDITED)

1. GENERAL

The accompanying pro forma financial statements are presented to show the effect of the proposed reorganization of Van Eck/Chubb Capital Appreciation Fund into Van Eck/Chubb Growth and Income Fund, as if such reorganization had taken place as of May 28, 1999.

Under the terms of the Plan of Reorganization and Liquidation, the reorganization of the Funds will be treated as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax free combinations of investment companies (sometimes referred to as the pooling without restatement method). The reorganization would be accomplished by an acquisition of the Class A net assets of Capital Appreciation Fund in exchange for shares of Van Eck/Chubb Growth and Income Fund at the Class A net asset value. The statement of assets and liabilities and the related statement of operations of Van Eck/Chubb Growth and Income Fund and Capital Appreciation Fund have been combined as of and for the year ended May 28, 1999.

In connection with the reorganization, during June 1999 all of the outstanding Class B shares for both Funds were liquidated. The impact of the liquidation has been reflected in the proforma combined financial statement.

The accompanying pro forma financial statements should be read in conjunction with the financial statements and schedule of investments of Capital Appreciation Fund and Van Eck/Chubb Growth and Income Fund which are included in their annual reports dated December 31, 1998. The pro forma combined financial statements are presented for informational purposes and may not necessarily be representative of what actual combined financial statements would have been had the reorganization occurred on May 28, 1999.

The following notes refer to the accompanying pro forma financial statements as if the above mentioned reorganization of Capital Appreciation Fund and Van Eck/Chubb Growth and Income Fund had taken place as of May 28, 1999.

2. SIGNIFICANT ACCOUNTING POLICIES

Van Eck/Chubb Funds, Inc., of which Van Eck/Chubb Growth and Income Fund is a series, is a Maryland corporation. Van Eck/Chubb Growth and Income Fund is registered under the Investment Company Act of 1940, as amended, as non-diversified, open-end management investment company.

The significant accounting policies consistently followed by Van Eck/Chubb Growth and Income Fund are (a) securities transactions are accounted for on the trade date (b) debt instruments are valued on the basis of quotes provided by a pricing service; short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations; short-term investments that have a maturity of 60 days or less are valued at cost plus accreted discount, or minus amortized premiums, as applicable (c) interest and dividend income is recorded on the accrual basis (d) gains or losses on the sale of securities are calculated by using the first-in, first-out method (e) direct expenses are charged to the fund (f) dividends and distributions to shareholders are recorded on the ex-dividend date (g) Van Eck/Chubb Growth and Income Fund intends to comply with the requirements of the Internal Revenue Code pertaining to regulated investment companies and to make the required distributions to shareholders; therefore, no provision for Federal income taxes has been made.

3. PRO FORMA ADJUSTMENTS

The accompanying pro forma financial statements reflect changes in fund shares as if the reorganization had taken place on May 28, 1999. In addition, adjustments have been made to reflect the liquidation of Class B shares for both Funds prior to reorganization. Adjustments have been made to expenses for the combined fund expense structure and elimination of duplicated services that would not have been incurred if the reorganization had taken place on May 28, 1999.

4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

Chubb Asset Managers, Inc. acts as investment manager and Van Eck Associates Corporation acts as investment administrator of Van Eck/Chubb Growth and Income Fund. Van Eck/Chubb Growth and Income Fund pays a management fee calculated at the annual rate of 0.20% of the first $200 million of average daily net assets,
 .19% of the next $1.1 billion of average daily net assets and .18% of average daily net assets in excess of $1.3 billion. Van Eck/Chubb Growth and Income Fund pays an administration fee calculated at an annual rate of 0.45% of the first $200 million of average daily net assets, .41% of the next $1.1 billion of average daily net assets and .37% of average daily net assets in excess of $1.3 billion. The 12b-1 fees are accrued daily at an annual rate of .25% of average daily net assets. All fees are calculated daily and paid monthly. Effective May 1, 1999, the expense limitation was 1.35% of average daily net assets of Class A shares. Prior to May 1,1999, the expense limitation was 1.25% of average daily net assets of Class A shares.

                                     PART C
                                OTHER INFORMATION

Item 15. Indemnification

Reference is made to Article VII, Section 10 of the Registrant's Amended and Restated Articles of Incorporation filed herein as Exhibit 1 to this Registration Statement and to Article V of the Registrant's By-Laws filed herein as Exhibit 2 to this Registration Statement. The Articles of Incorporation provide that neither an officer nor director of the Registrant will be liable to the Registrant or its shareholders for monetary damages for breach of fiduciary duty as an officer or director, except to the extent such limitation of liability is not otherwise permitted by law. The By-Laws provide that the Registrant will indemnify its directors and officers to the extent permitted or required by Maryland law. A resolution of the Board of Directors specifically approving payment or advancement of expenses to an officer is required by the By-Laws. Indemnification may not be made if the director or officer has incurred liability by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his/her office ("Disabling Conduct"). The means of determining whether indemnification shall be made are
(1) a final decision by a court or other-body before

WHOM THE PROCEEDING IS BROUGHT THAT THE DIRECTOR OR OFFICER WAS NOT LIABLE BY

reason of Disabling Conduct, or (2) in the absence of such a decision, a reasonable determination, based on a review of the facts, that the director or officer was not liable by reason of Disabling Conduct. Such latter determination may be made either by (a) vote of a majority of directors who are neither interested persons (as defined in the Investment Company Act of 1940) nor parties to the proceeding or (b) independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the director or officer agrees to repay the advance (if it is determined that he/she is not entitled to the indemnification) and one of three other conditions is satisfied: (1) the director or officer provides security for his/her agreement to repay, (2) the Registrant is insured against loss by reason of lawful advances, or (3) the directors who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is reason to believe that the director or officer will be found entitled to indemnification. The directors and officers are currently covered for liabilities incurred in their capacities as such directors and officers under the terms of a joint liability insurance policy. This policy also covers the directors and officers of Chubb Investment Advisory, Chubb Asset and Chubb America Fund, Inc. The policy also insures the Registrant, Chubb Investment Advisory, Chubb Asset and Chubb America Fund, Inc. for errors and omissions liabilities.

        Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 16: Exhibits

1.  a.   Amended and Restated Articles of Incorporation./7/

         b. Articles Supplementary to the Amended and Restated Articles of Incorporation./8/

         c. Articles Supplementary to the Amended and Restated Articles of Incorporation./1//4/

2.  Amended and Restated By-Laws/6/

3. Not applicable.

4. Not Applicable. Reference is made to Exhibit A of the Proxy
Statement/Prospectus filed herewith.

5. a. Specimen of Certificate of Stock of the Chubb Money Market Fund./2/

        b. Specimen of Certificate of Stock of the Chubb Government Securities Fund./2/

        c. Specimen of Certificate of Stock of the Chubb Total Return Fund./2/

        d. Specimen of Certificate of Stock of the Chubb Tax-Exempt Fund./2/

        e. Specimen of Certificate of Stock of the Chubb Growth and Income Fund./3/

        f. Specimen of Certificate of Stock of the Chubb Capital Appreciation Fund./4/

        g. Specimen of Certificate of Stock of the Chubb Global Income Fund./4/

6. a. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Money Market Fund./2/

        b. Technical Amendment to Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Money Market Fund./5/

        c. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Government Securities Fund./2/

        d. Technical Amendment to Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Government Securities Fund./5/

        e. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Total Return Fund./2/

        f. Technical Amendment to Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Total Return Fund./5/

        g. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Tax-Exempt Fund./2/

        h. Technical Amendment to Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Tax-Exempt Fund./5/

        i. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Growth Fund, (now known as the Chubb Growth and Income Fund)./2/

        j. Technical Amendment to Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Growth Fund./5/

        k. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Capital Appreciation Fund./4/

        l. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Global Income Fund./4/


        7.a. Fund Distribution Agreement between Chubb Investment Funds, Inc.
             and Chubb Securities Corporation./2/

                 b. Specimen Copy of Selected Dealers Agreement./2//1/

        8. Not applicable.

        9. Custodial Services Agreement between Chubb Investment Funds, Inc. and Citibank, N.A./2/

        10.Rule 12b-1Plan./1/

        11. To be filed by subsequent post-effective amendment.


        12. To be filed by subsequent post-effective amendment.


        13. a. Shareholder Services Agreement between Chubb Investment Funds, Inc. and DST Systems, Inc.*


            b. Agreement for Waiver of Fees and Assumption of Expenses between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation, Chubb Asset Managers, Inc., Chubb Securities Corporation, and Chubb Life Insurance Company of New Hampshire./6/

        14. Consent of Ernst & Young LLP.*

        15. Not Applicable.


        16. Not Applicable.


        17. Not Applicable.

--------------

/1/ Incorporated by reference to Form N-1A Post-Effective Amendment No. 13.

/2/ Incorporated by reference to earlier filing on September 17, 1987, SEC File
    No. 33-147367, to the exhibit number indicated on that Form N-1A Registration Statement.

/3/ Incorporated by reference to earlier filing on April 22, 1992, SEC File No.
    33-14737, to the exhibit number indicated on that Form N-1A Registration Statement.

/4/ Incorporated by reference to earlier filing on June 16, 1995. SEC File No.
    33-147367, to the exhibit number indicated on that Form N-1A Registration Statement.

/5/ Incorporated by reference to earlier filing on April 17, 1989, SEC File No.
    33-147367, to the exhibit number indicated on that Form N-1A Registration Statement.

/6/ Incorporated by reference to earlier filing on April 15, 1991, SEC File No.
    33-147367, to the exhibit number indicated on that Form N-1A Registration Statement.

/7/ Incorporated by reference to earlier filing on April 28, 1988, SEC File No.
    33-147367, to the exhibit number indicated on that Form N-1A Registration Statement.

/8/ Incorporated by reference to earlier filing on April 23, 1994, SEC File No.
    33-14737, to the exhibit number indicated on that Form N-1A Registration Statement.

* Filed herewith.

ITEM 17. UNDERTAKINGS
         ------------

        (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the

        Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of applicable form.

        (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered herein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

        (3) The Registrant undertakes to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

                                   SIGNATURES
                                   ----------


As required by the Securities Act of 1933, the registration statement on Form N-14 has been signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 28th day of June, 1999.



                                           Van Eck/Chubb Funds, Inc.


                                           By: /s/ MICHAEL O'REILLY
                                               ---------------------------------
                                               Michael O'Reilly, President


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                             Title                            Date



/s/ MICHAEL O'REILLY                President, Director              6/28/99
--------------------------
    Michael O'Reilly


/s/ JEREMY H. BIGGS                 Director                         6/28/99
--------------------------
    Jeremy H. Biggs


/s/ WESLEY G. MCCAIN                Director                         6/28/99
--------------------------
    Wesley G. McCain


/s/ DAVID J. OLDERMAN               Director                         6/28/99
--------------------------
    David J. Olderman


/s/ JOHN C. VAN ECK                 Director                         6/28/99
--------------------------
    John C. van Eck

PROXY CARD                                                            PROXY CARD

                            VAN ECK/CHUBB FUNDS, INC.
                            CAPITAL APPRECIATION FUND
      PROXY FOR SPECIAL SHAREHOLDERS MEETING TO BE HELD FRIDAY, AUGUST 27, 1999


The undersigned shareholder of CAPITAL APPRECIATION FUND, (the "Fund"), a series of Van Eck/Chubb Funds, Inc. (the "Company"), having received Notice of the Meeting of Shareholders of the Fund to be held on Friday, August 27, 1999 and the Proxy Statement/Prospectus accompanying such Notice, hereby constitutes and appoints Jan van Eck and Derek van Eck and each of them, true and lawful attorneys or attorney for the undersigned, with several powers of substitution, for and in the name, place and stead of the undersigned, to attend and vote all shares of the Fund which the undersigned would be entitled to vote at the Meeting to be held at 99 Park Avenue, 8th Floor, New York, New York, on Friday, August 27, 1999, at 9:00 a.m. Eastern Time, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present.



                            Dated: ______________1999


                            ------------------------
                            Signature of shareholder


                            -----------------------
                            Signature of Co-owner

                            For joint accounts, all co-owners must
                            sign. Executors, administrators, trustees, etc. should so indicate when signing.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR
                     THE PROPOSAL IF NO CHOICE IS INDICATED.

                                    PROPOSAL

1. To approve the Plan of Reorganization and Liquidation involving the exchange of substantially all of the Fund's assets for shares of Van Eck/Chubb Growth and Income Fund, a series of the Van Eck/Chubb Funds, the assumption of liabilities of the Fund by Van Eck/Chubb Growth and Income Fund, the distribution of such shares to the shareholders of the Fund and the subsequent liquidation of the Fund.

                    FOR _________ AGAINST __________ ABSTAIN __________

                             -----------------------
                                   PROXY CARD
                             -----------------------

     PLEASE MARK YOUR PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                     Part C
                                  Exhibit 13A


                            TRANSFER AGENT AGREEMENT

     AGREEMENT, made as of the 1st day of January, 1987, by and between Van Eck Funds, a Massachusetts business trust having its principal office and place of business at 122 East 42nd Street, New York, New York (the "Trust"), and DST Systems, Inc., a Missouri corporation having its principal office and place of business at Kansas City, Missouri ("DST").

     WHEREAS, the Trust's Master Trust Agreement, dated April 3, 1985, as the same may subsequently thereto have been, or subsequently hereto may be, amended, permits the Board of Trustees of the Trust to establish an unlimited number of series of shares of the Trust (each such series being referred to herein as a "Fund" and collectively as the "Funds"); and

     WHEREAS, the Trust desires to appoint DST as the transfer, dividend disbursing and shareholders' servicing agent for each Fund as and when established, and DST desires to accept such appointment;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as fo11ows:

     Section 1. TERMS OF APPOINTMENT

     1.01 Subject to the conditions set forth in this Agreement, the Trust hereby employs, and appoints, DST to act as the transfer, dividend disbursing and shareholders' servicing agent for each Fund currently established, such appointment to be effective as of the date hereof.

     1.02 DST hereby accepts such employment and appointment and agrees that (a) on and after the effective date of its appointments hereunder it will act as the transfer, dividend disbursing and shareholders' servicing agent for each Fund of the Trust and (b) in so acting DST shall treat, and account for, each Fund as a separate entity. DST agrees that it will also act as agent in connection, and process transactions in accordance, with any exchange privilege, periodic investment plan, periodic withdrawal program or other accumulation, open-account or similar plans, programs or services currently utilized by the Trust or the Trust's shareholders as set out in the prospectus(es). Consistent with the provisions of Section 8 hereof, DST will use reasonable efforts to provide, reasonably promptly under the circumstances, the same services with respect to any new, additional functions or features or any changes or improvements to existing functions or features as provided for in the prospectus(es) as amended from time to time, for the Trust provided DST is advised in advance by the Trust of any changes therein and the DST System, as hereinafter defined, as then constituted supports such additional functions and features. If any addition to, improvement of or change in the features and functions currently provided by the DST System requested by the Trust requires an enhancement or modification to the DST System: (i) DST shall not be liable therefore until such modification or enhancement is installed on the DST System; and (ii) such modification or enhancement shall be developed and implemented in accordance with Section 8 hereof. If any new, additional function or feature or change or improvement to existing functions or features or new service measurably increases DST's cost of performing the services required hereunder at the current level of service, DST shall advise the Trust of the amount of such increase and if the Fund elects to utilize such function, feature or service, DST shall be entitled to increase its fees by the amount of the increase in costs.

     1.03 Subject to the fee and out-of-pocket expenses provisions set forth herein, DST agrees to provide, at its own expense, the necessary facilities, equipment and personnel to perform its duties and obligations hereunder.

     1.04 DST agrees that it will perform all of the usual and ordinary services as transfer, dividend disbursing and shareholders' servicing agent for each Fund of the Trust, and as agent of the Trust for shareholder accounts of each Fund of the Trust, in a timely manner, including, but not limited to, issuing (including countersigning), transferring and cancelling share certificates, maintaining all shareholder accounts, providing transaction journals, preparing shareholder meeting lists, mailing proxies and proxy materials, receiving and tabulating proxies, certifying the shareholder votes in each Fund separately and for the Trust as a whole, mailing shareholder reports and prospectuses, withholding, as required by law, taxes on shareholder accounts, disbursing income dividends and capital gains distributions to shareholders, preparing and filing U.S. Treasury Department Forms 1099, W2-P, 1042S and backup withholding as required for all shareholders, preparing and mailing confirmation forms to shareholders and dealers for-all purchases and liquidations of shares of each Fund and other confirmable transactions in shareholders accounts, recording reinvestment of dividends and distributions in shares of each Fund, causing timely liquidation of shares, causing daily and monthly reports as outlined in Schedule A attached hereto to be received by the Trust promptly in respect of each Fund, maintaining those records necessary to carry out DST's duties hereunder, including all information reasonably required by the Trust and Van Eck Securities Corporation (the "Principal Underwriter") to account for all transactions in Fund shares, calculating the appropriate sales charge with respect to each purchase of Fund shares as set forth in the prospectus(es) for the Funds, determining the portion of each sales charge payable to the dealer participating in a sale in accordance with schedules delivered to DST by the Principal Underwriter from time to time, disbursing dealer commissions collected to such dealers bimonthly, determining the portion of each sales charge payable to the Principal Underwriter and disbursing such commissions to the Principal Underwriter bimonthly, accounting for all 12b-1 payments as applicable, receiving correspondence pertaining to any former, existing or new shareholder account, processing such correspondence for proper recordkeeping, responding promptly to shareholder correspondence, processing, generally on the date of receipt, purchases or redemptions or instructions to settle any wire order purchases or redemptions received in proper order as set forth in the Prospectus, rejecting promptly any requests not received in proper order, causing exchanges of shares to be executed in accordance with the Trust's instructions and prospectus(es) and the general exchange privilege application, as they may be amended from time to time, mailing to dealers confirmations of wire order trades, mailing copies of shareholder statements and notices of dealer commissions to shareholders and registered representatives of dealers in accordance with the Trust's instructions. DST shall provide the Trust with the most recent copy of DST's Disaster and Recovery Procedures and BackupPolicies. DST may make any alterations to such Procedures and

Policies it deems reasonable to provide a satisfactory level of protection in accordance with standard practices in the industry and will promptly provide the Trust with copies of alterations in such Procedures and Policies as they occur from time to time as soon as the same is announced. All services to be performed pursuant to this Agreement shall be performed separately for each Fund.

     1.05 DST will provide the Trust, its investment adviser and manager, Van Eck Associates Corporation (the "Adviser"), and its Principal Underwriter with Trust data maintained by DST, reasonable access to data maintained on the System (except as provided in Section 5.04. hereof) and

          i. the ability to initiate data extract programs ZMU7331, ZMU332, ZMU333, ZMU707 and HDR851;

          ii. the ability to have DST develop on-request data extract jobs where the contents of existing files are being sought on a regular basis within forty-five (45) days of the submission of a written request therefor; and

          iii. upon request, within a reasonable time under the circumstances, will designate three (3) DST employees, at least one of whom will be available to the Trust during all business hours upon three
               (3) hours notice, who will have the ability to initiate on-request programs or procedures to provide to the Trust any information and documentation maintained by DST reasonably requested in order to permit the Trust, its investment adviser and Principal Underwriter to receive and process any data maintained by DST on behalf of the Trust received hereunder. In the event providing the technical support or programming measurably increases the cost of performance of DST under this Agreement for services not otherwise required under this Agreement, DST shall be entitled to bill the Trust, its investment adviser or its Principal Underwriter for the amount of such increase in DST's cost of performance hereunder.

     1.06 To provide a depository for the funds to be received and disbursed by DST in connection with performance by DST of its duties hereunder, DST and the Trust will establish one or more special purpose deposit accounts with Investors Fiduciary Trust Company, a Missouri limited purpose trust company ("IFTC"), and IFTC will be appointed by each Fund as a clearing and paying agent thereof. DST will provide for the timely deposit of funds received by DST for each Fund in, and disbursement of funds from, such accounts in accordance with the instructions of the Trust. The Trust will arrange with its custodian, Citibank, N.A., for the timely transfer to the special purpose deposit accounts established pursuant to the preceding sentence of such funds as may be required for DST to discharge its duties under this Agreement, including without limitation, funding all redemptions and dividend payments in accordance with this Agreement.

     Section 2. FEES AND EXPENSES

     2.01 For the facilities, equipment, and personnel to be provided, and the services to be rendered, by DST pursuant to Section 1, the Trust agrees to pay DST an annual maintenance fee with respect to each Fund as set out in Schedule B hereto, as amended from time to time to reflect the establishment or termination of a Fund or amendment of fees applicable thereto. Upon the appointment by the Board of Trustees of each new Fund of DST as transfer, dividend disbursing and shareholder service agent after the date hereof and prior to the commencement of operations .by such Fund, the Trust shall give DST notice of such appointment and the Trust and DST shall promptly negotiate a fee schedule for such new Fund which schedule shall be added to Schedule B by written instrument signed by DST and the Trust.

     2.02 The Trust also agrees promptly to reimburse DST for all reasonable out-of-pocket expenses or disbursements incurred by DST in connection with the performance of services under this Agreement including, but not limited to, expenses for postage, envelopes, checks, drafts, continuous forms, specially requested reports and statements, telephone calls, telegraphs, stationary supplies, counsel fees, outside mailing firms (including Support Resources, Inc.), record storage and media for storage of records (e.g., microfilm, computer tapes), computer equipment installed at the Trust's premises and related telephone lines and NSCC transaction fees, if any are paid by DST. The Fund agrees to pay postage expenses one day in advance if so requested. In addition, any other expenses incurred by DST at the request or with the consent of the Trust will be promptly reimbursed by the Trust.

     2.03 Amounts due hereunder shall be due and paid on or before the fifteenth
(15th) business day after receipt of the statement therefore by the Trust (the "Due Date"). The Trust is aware that its failure to pay all amounts in a timely fashion so that they will be received by DST on or before the Due Date will give rise to costs to DST not contemplated by this Agreement, including but not limited to carrying, processing and accounting charges. Accordingly, subject to
Section 2.04, in the event that any amounts due hereunder are not received by DST by the Due Date, the Trust shall pay to DST a late charge equal to the lesser of the maximum amount permitted by applicable law or the product of that rate announced from time to time by the United Missouri Bank of Kansas City as its "Prime Rate," times the amount overdue, times the number of days from the Due Date up to and including the day on which payment is received by DST divided by 360. In the event the Trust disputes a payment, and DST refunds or credits all or a portion of any payment made, the Trust shall be entitled to interest on such refunded or credited payment calculated in accordance with the preceding sentence. The parties hereby agree that such late charge or interest represents a fair and reasonable computation of the costs incurred by reason of late payment or payment of amounts not properly due. Acceptance of such late charge or interest shall in no event constitute a waiver of the Trust's or DST's default or prevent the non-defaulting party from exercising any other rights and remedies available to it.

     2.04 In the event that any charges are disputed, the Trust shall, on or before the Due Date, pay all undisputed amounts due hereunder and notify DST in writing of any disputed charges for out-of-pocket expenses which it is disputing in good faith. Payment for such disputed charges shall be due on or before the close of the fifth (5th) business day after the day on which DST provides to the Trust documentation reasonably supporting the disputed charges.

     2.05 At least ninety (90) days prior to the end of the initial three (3) year term or any subsequent annual term hereof, DST shall give the Trust written notice (the "Fee Increase Notice") if it desires to increase the fees or charges to the Trust provided for in Schedule B or change the manner of payment. If the Trust does not agree to the revised fees and charges or manner of payment, the Trust shall notify DST thereof in writing (the "Refusal Notice") within thirty
(30) days of receipt of DST's notice. If the parties are unable to agree to a rate or manner within the next thirty (30) days after DST's receipt of the Refusal Notice, this Agreement shall continue for an additional two hundred and seventy (270) days from the date on which the Trust received the Fee Increase Notice after which the Agreement shall terminate. Fees and charges shall be at the rate or manner in effect prior to the Fee Increase Notice for the first ninety (90) days and thereafter at the old rate adjusted for the increase in the Consumer Price Index, as provided for in Schedule B, for the next one hundred and eighty (180) days.

     Section 3. REPRESENTATIONS AND WARRANTIES OF DST

     DST represents and warrants to the Trust that:

     3.01 It is a corporation duly organized and existing and in good standing under the laws of the State of Missouri;

     3.02 It is empowered under applicable laws and by its Articles of Incorporation and Bylaws to enter into and perform the services contemplated in this Agreement;

     3.03 All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement; and

     3.04 It has and will continue to have and maintain the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement; and

     3.05 It has obtained all federal and state regulatory approvals, authorizations and licenses required to perform its duties and obligations under this Agreement and will keep current such approvals, authorizations and licenses.

     Section 4. REPRESENTATIONS AND WARRANTIES OF THE TRUST

     The Trust represents and warrants to DST that:

     4.01 It is a Massachusetts business trust duly organized under the laws of the State of Massachusetts;

     4.02 It is, and at all times relevant hereto will continue to be, an open-end management investment company registered under the Investment Company Act of 1940;

     4.03 A registration statement under the Securities Act of 1933 has been declared effective by the Securities and Exchange Commission and will remain effective at all times relevant hereto, and appropriate state securities laws filings will have been made and will continue to be made at all times relevant hereto, with respect to all shares of the Trust being offered for sale to the public; and

     4.04 It is empowered under applicable laws and regulations and by its Master Trust Agreement and Bylaws to enter into and perform this Agreement; and all requisite corporate proceedings have been taken to authorize it to enter into and perform under this Agreement.

     Section 5. INDEMNIFICATION

     5.01 DST shall at all times use reasonable care, due diligence and act in good faith in performing its duties under this Agreement. DST shall not be responsible for, and the Trust shall indemnify and hold DST harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability which may be asserted against DST or for which DST may be held to be liable, arising out of or attributable to:

     (a) All actions of DST required to be taken by DST pursuant to this Agreement provided that DST has acted in good faith and with due diligence and reasonable care;

     (b) The Trust's refusal or failure to comply with the terms of this Agreement, the Trust's negligence or willful misconduct, or the breach of any representation or warranty of the Trust hereunder;

     (c) The good faith reliance on, or the carrying out of, any written or recorded oral instructions or requests of the Trust, the investment advisor therefore or the Principal Underwriter or DST's good faith reliance on, or use of, information, data, records and documents received from, or which have been prepared and/or maintained by the Trust, each Fund, the investment advisors therefore or the Principal Underwriter;

     (d) Defaults by dealers or shareowners with respect to payment for share orders previously entered;

     (e) The offer or sale of the Trust's shares in violation of any requirement under federal securities laws or regulations or the securities laws or regulations of any state or in violation of any stop order or other determination or ruling by any federal agency or state with respect to the offer or sale of such shares in such state (unless such violation results from DST's failure to comply with written instructions of the Trust or of any officer of the Trust that no offers or sales be made in or to residents of such state); and

     (f) The Trust's errors and mistakes in the use of the DST computerized shareholder record keeping system (the "DST System"), the data center, computer and related equipment used to access the DST System (the "DST Facilities"), and control procedures relating thereto in the verification of output and in the remote input of data as provided for in Section 6.05 hereof.

     5.02 DST shall indemnify and hold the Trust harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of DST's failure to comply with the terms of this Agreement or-arising out of or attributable to DST's negligence or willful misconduct or breach of any representation or warranty of DST hereunder.

     5.03 At any time DST may apply to any officer of the Trust for instructions, and may, with the prior consent of the Trust, consult with legal counsel for the Trust, the investment advisor of the Trust, or the Principal Underwriter, or with DST's own legal counsel, all at the expense of the Trust, with respect to any matter arising in connection with the services to be performed by DST under this Agreement and DST shall not be liable and shall be indemnified by the Trust for any action taken or omitted by it in good faith in reliance upon such instructions or upon the opinion of such counsel. DST shall be protected and indemnified in acting upon any paper or document reasonably believed by it to be genuine and to have been signed by the person or persons whom DST reasonably believes to have been authorized to represent the Trust and shall not be held to have notice of any change of authority of any person until receipt of written notice thereof from the Trust. DST shall also be protected and indemnified in recognizing stock certificates which DST reasonably believes to bear the proper manual or facsimile signatures of the officers of the Trust, and proper counter signature of any former transfer agent or registrar, or of a co-transfer agent or co-registrar.

     5.04 In the event that either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, failure or damage of primary and secondary equipment or transmission facilities resulting from circumstances beyond the control of such party, or other causes reasonably beyond its control, such party shall not be liable for damages to the other resulting from such failure to perform, provided that each party shall in all cases fully cooperate with the other and take such measures as may be reasonably requested so as to enable the Trust to continue operations.

     5.05 IN NO EVENT AND UNDER NO CIRCUMSTANCES SHALL EITHER PARTY TO THIS AGREEMENT BE LIABLE TO ANYONE, INCLUDING, WITHOUT LIMITATION TO THE OTHER

PARTY, FOR CONSEQUENTIAL DAMAGES FOR ANY ACT OR FAILURE TO ACT UNDER ANY PROVISION OF THIS AGREEMENT EVEN IF ADVISED OF THE POSSIBILITY THEREOF.

     5.06 Each party shall promptly notify the other in writing of any situation which presents or appears to involve a claim which may be subject of indemnification hereunder and the indemnifying party shall have the option to defend against any such claim. In the event the indemnifying party so elects, it will notify the indemnified party and shall assume the defense of such claim, and the indemnified party shall cooperate fully with the indemnifying party, at the indemnifying party's expense, in the defense of such claim. Notwithstanding the foregoing, the indemnified party shall be entitled to participate in the defense of such claim at its own expense through counsel of its own choosing. Neither party shall confess any claim nor make any compromise in any action or proceeding in which the other party shall be named or for which indemnification may be sought under this Agreement without the other party's prior written consent.

     Section 6. COVENANTS OF DST OR THE TRUST

     6.01 The Trust agrees to promptly furnish to DST, and thereafter promptly provide to DST any amendments or additions to, the following:

          (a) A certified copy of the resolution of the Board of Trustees of the Trust authorizing the appointment of DST and the execution and delivery of this Agreement.

          (b) Certified copy of the Master Trust Agreement and Bylaws of the Trust and all amendments.

          (c) Specimens of share certificates in the forms approved from time to time by the Trust's Board of Trustees with a certificate of the Secretary of the Trust as to such approval.

     6.02 DST hereby agrees to establish and maintain facilities and procedures reasonably acceptable to the Trust for safekeeping of stock certificates, check forms, and facsimile signature imprinting devices, if any, and for the preparation or use, and for keeping account of such certificates, forms and devices.

     6.03 As required by Section 31 of the Investment Company Act of 1940 and Rules thereunder, DST agrees that all records maintained by DST relating to the services to be performed by DST under this Agreement are the property of the Trust and will be preserved and will be surrendered promptly to the Trust or made available for inspection by persons designated by the Trust on request.

     6.04 DST and the Trust agree that all books, records, information and data pertaining to the business of the other party or relating to the design, structure or operation of the DST System which are exchanged or received or disclosed pursuant to the negotiation of and the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person without the written consent of the other. Upon termination of the Agreement, each party shall return to the other all such books, records and written information and data pertaining to the business of the other. DST shall notify the Trust of any request or demand to inspect the records of the Trust and will act upon the instructions of the Trust as to permitting or refusing such inspection, except where otherwise required by law.

     6.05 The Trust acknowledges that: (a) the software programs, supporting documentation, or procedures relating to or making up the DST System ("DST Protected Information") are confidential and are proprietary to and a trade secret of DST; and (b) any unauthorized use, misuse, disclosure or taking of DST Protected Information residing or existing internal or external to a computer, computer system, or computer network, or the knowing and unauthorized accessing or causing to be accessed of any computer, computer system, or computer network, may be subject to civil liabilities and criminal penalties under applicable state law. The Trust will, and will cause its investment adviser and its Principal Underwriter to, advise each of their employees and agents who have access to any DST Protected Information or to any computer equipment capable of accessing DST Facilities of the foregoing.

     6.06 The Trust hereby agrees that it, each Fund, its investment advisor, and the Principal Underwriter will use and employ DST's System and Facilities in accordance with the procedures set forth in the reference manuals delivered thereto, each of the foregoing shall utilize the control procedures set forth and described therein, and each of the foregoing shall verify promptly reports received through use of the DST System and Facilities. DST shall promptly deliver updates or revisions to such manuals. The provision of an update on "QUEST" shall constitute delivery thereof for purposes of this Agreement. The Trust shall not be liable for errors resulting from its failure to comply with any procedure until a copy of such procedure has been delivered as herein provided.

     Section 7. TERMINATION OF AGREEMENT 7.01 Subject to termination as hereinafter provided, this Agreement shall remain in force and effect for a period of three (3) years, the initial term of this Agreement. This Agreement shall automatically extend for additional, successive twelve (12) month terms upon the expiration of any term hereof, unless terminated as of the end of any term by either party on not less than one hundred twenty (120) days written notice to the other party. Each additional twelve (12) month period shall be an additional term of this Agreement.

     7.02 This Agreement may be terminated by either party upon one hundred twenty (120) days written notice to the other.

     7.03 If either of the parties hereto shall breach this Agreement or be in default in the performance of any of its duties and obligations hereunder the non-defaulting party may give written notice thereof to the defaulting party and if such default or breach shall not have been remedied within thirty (30) days after such written notice is given, then the party giving such written notice may terminate this Agreement at the end of such thirty (30) day period. Termination of this Agreement by one party by reason of default or breach of the other party shall not constitute a waiver by the terminating party of any other rights it might have under this Agreement against the other party, including without limitation rights with reference to services performed or not performed prior to such terminating or rights of DST to be reimbursed for out-of-pocket expenditures or equipment or communication circuit termination fees, if any.

     7.04 Upon termination of this Agreement DST shall, if requested by the Trust, provide reasonable assistance to the Trust, including transferring all Trust records to such entity as shall be designated by the Trust, in converting the Trust's records to whatever system or service selected by the Trust, and DST shall be entitled to reimbursement for providing such assistance at rates and fees not in excess of those rates and fees DST charges similar clients, similarly situated for similar services.

     Section 8. CHANGES AND MODIFICATIONS

     8.01 During the term of this Agreement DST will use on behalf of the Trust without additional cost all modifications, enhancements, or changes which DST may make to its shareholder/transfer agent processing system in the normal course of its business and which are applicable to functions and features offered by the Trust, unless substantially all DST clients are charged separately for such modifications, enhancements or changes, including, without limitation, substantial system revisions or modifications necessitated by changes in existing laws, rules or regulations. The Trust agrees to pay DST promptly for modifications and improvements which are charged for separately at the rate provided for in DST's standard pricing schedule which shall be identical for substantially all clients, if a standard pricing schedule shall exist. If there is no standard pricing schedule, the parties shall mutually agree upon the rates to be charged.

     8.02 At the Trust's request, DST and the Trust will jointly determine the level of dedicated system resources required to meet the Trust's enhancement priorities. At the Trust's expense, DST agrees to use reasonable efforts to make dedicated programming support available for all projects requested by the Trust. The amount of the resources required and the project to which those resources are assigned shall be determined jointly based upon joint periodic review of project requirements. Such resources will be charged to the Trust at DST's standard rates and fees in effect at the time (such rates are currently $70,000 per year per person for dedicated systems persons and $50.00 per hour per person for nondedicated systems persons). Generally, all projects shall be limited to 320 man hours of programming resources to complete, and will conform to specific productivity and quality standards established for all such projects as DST completes on its own behalf. DST will, upon request, promptly provide the Trust, its investment adviser or Principal Underwriter a copy of such standards. If the cost to DST of operating the DST System is increased measurably by the addition of such Trust requested software, including, without limitation, any software developed under Section 8.02 and
8.03 hereof, DST shall be entitled to immediately increase its fees by the amount of the increase in cost.

     8.03 In the event DST is unwilling or unable to start or complete an enhancement project requiring 320 man hours or less of programming resources to complete (the "Project"), DST will advise Van Eck of the cost of completion of the Project. Thereafter, if Van Eck desires to have the Project completed, DST will employ an outside vendor, working under DST's direction, to complete the Project, and Van Eck shall pay the DST estimated cost and DST shall pay the costs of the outside vendor in excess of DST's estimated cost. Major. projects, that is those which are estimated by DST to require more than 320 hours of programming time to complete, will be undertaken only if they are part of DST's three (3) year system plan. Any software developed by the Trust shall be operated by the Trust on the Trust's own computers and will not be operated by DST or installed on DST's computers or added to the DST System.

     8.04 DST shall have the right, at any time and from time to time, to alter and modify any systems, programs, procedures or facilities used or employed in performing its duties and obligations hereunder; provided that the Trust will be notified as promptly as possible prior to implementation of such alterations and modifications and that no such alteration or modification or deletion shall materially adversely change or affect the operations and procedures of the Trust in using or employing the DST System or DST Facilities hereunder or the reports to be generated by such system and facilities hereunder, unless the Trust is given thirty (30) days prior notice to allow the Trust to change its procedures and DST provides the Trust with revised operating procedures and controls.

     8.05 All enhancements, improvements, changes, modifications or new features added to the DST System however developed or paid for shall be, and shall remain, the confidential and exclusive property of, and proprietary to, DST Systems,-Inc. Notwithstanding the foregoing, at the request of the Trust, all enhancements, improvements, modifications or new features added to the DST System developed at the expense of the Trust, may be subject to a period of exclusivity as mutually agreed to by the Trust and DST, which period may not exceed three (3) months.

     Section 9. MISCELLANEOUS

     9.01 DST and the Trust agree that, promptly upon the execution of this Agreement, each shall take all reasonable actions to enable DST to assume its duties as contemplated hereunder in a timely fashion.

     9.02 Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the prior written consent of the other.

     9.03 This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

     9.04 A copy of the Master Trust Agreement as amended, establishing the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Trust by officers of the Trust as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers, shareholders, employees or agents of the Trust individually but are binding only upon the assets and property of the Trust.

     9.05 It is understood and agreed that all services performed hereunder by DST shall be as an independent contractor and not as an employee of the Trust or any Fund. This Agreement is between DST and the Trust and neither this Agreement nor the performance of services under it shall create any rights in any third parties. There are no third party beneficiaries hereto.

                                      16-

     9.06 To the extent that any provision herein is inconsistent with or in violation of any applicable law, rule or regulation, that provision shall be deemed modified so as to comply with such law, rule or regulation, and shall not otherwise affect any other provisions of this Agreement. Any provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining provisions of this Agreement or effecting the validity or enforceability of that term or any of the provisions of this Agreement in any other jurisdiction.

     9.07 The failure of either party to insist upon the performance of any terms or conditions of this Agreement or to enforce any rights resulting from any breach of any of the terms or conditions of this Agreement, including the payment of damages, shall not be construed as a continuing or permanent waiver of any such terms, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred.

     9.08 This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

     9.09 The representations and warranties contained herein shall survive the execution and the representations and warranties contained herein and the provisions of Section 5 hereof shall survive the termination of the Agreement and the performance of services hereunder.

     9.10 The validity, construction and performance of this Agreement shall be governed by and construed in accordance with the laws of the State of Missouri, excluding that body of law applicable to choice of law.

     9.11 This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written, and this Agreement may not be modified except by written instrument executed by both parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by and through their duly authorized officers, as of the day and year first above written.

                                        VAN ECK FUNDS

                                        By:__________________________________

                                        Title: ______________________________

ATTEST:

__________________________________
            Secretary




                                        DST SYSTEMS, INC.

                                        By:__________________________________

                                        Title: ______________________________


ATTEST:

___________________________________
            Secretary

                             SUPPLEMENTAL AGREEMENT

     In consideration of the execution and delivery of the foregoing Transfer Agent Agreement, Investors Fiduciary Trust Company, a Missouri limited purpose trust company ("IFTC"), hereby agrees to accept, and confirms its prior, appointment and to act as successor trustee of, or custodian for, the retirement plans described in the prospectus(es) of the Trust (copies of which retirement plans have heretofore been provided to IFTC) and in connection therewith to execute and deliver all such documents or instruments as shall be necessary to effect such appointments,

     Dated as of the 1st day of January, 1989


                                        INVESTORS FIDUCIARY TRUST COMPANY

                                        By:__________________________________

                                        Title: ______________________________


ATTEST:

___________________________________
            Secretary

                                   SCHEDULE A

                                REPORTS PRODUCED

--------------------------------------------------------------------------------

Reports Produced:

     A.  Daily Fund Reports

          1. Daily Recap & Share Control Sheet (shares)
          2. Daily Recap & Share Control Sheet (cash amount)
          3. Daily Distribution of Cash Sheet

     B. Daily Wire Order Activity Reports

          1.  Daily Batch Balance
          2. Daily Confirmed Deletion Report 3. Master Activity Report
          4. Daily Confirmed Unpaid Purchase Journal
          5. Daily Confirmed Paid Purchase journal
          6. Fail/Free Balance Listing - Trade Date Sequence
          7. Paid/Free Balance Listing - Alpha Code Sequence
          8. Delinquent Trades Listing
          9. Daily Fail File Extensions
          10. Order Processing Billing Report
          11. Extended Daily W/O Transaction Error Listing
          12. Daily Confirmed Redemption Journal
          13. Daily Confirmed As-Of Trades Report
          14. Order Processing LOI Adjustment Up Journal
          15. Order Processing Adjustment Down Journal
          16. Order Processing LOI Adjustment Rebate Purchase
          17. Order Processing LOI Adjustment Down journal
          18. Order Processing Paid Orders Over/Under
          19. Order Processing Client Orders

     C.  Additional Activity Reports

          1. Direct Payment Journals
          2. Confirmed Payments W/Transfer Instruction Journal
          3. Dividend Share Adjustment Journal
          4. Issue From Free File Journal
          5. Purchase Cancellation journal
          6. Direct Redemption Journal
          7. Dividend Cash Adjustment Journal
          8. Confirmed Redemption Journal
          9. Redemption Cancellation journal
          10. Exchange Redemption Journal
          11. Exchange Purchase Journal
          12. Certificate Deposit Journal
          13. Certificate Withdrawal Journal
          14. Transfer (debit/minus) journal
          15. Transfer (credit/add) journal
          16. Confirmed Payments, Without Transfer Journal

                                                                          l of 3

                                   SCHEDULE A

                                REPORTS PRODUCED

--------------------------------------------------------------------------------

         17. Keogh Fee Redemption Journal
         18. Fiduciary Contribution Journal
         19. Wire Instruction Report for Expedited Redemptions
         20. Checkwriting Redemption Journal
         21. CRT Operator Statistics
         22. Staff Operator Statistics
         23. Same Day EXR Morning Report
         24. LOI Records Added
         25. Transaction Processing Log
         26. Group Relation Update
         27. LOI Update Errors
         28. 5% Group Report
         29. Daily As-Of Report
         30. Monthly Fund Balance Report
         31. Transfer journal - Record Date'     '
         32. Listing of Same Day Wire Redemption Exceptions

     D.  Summary Reports

          1. Equalization Report
          2. Fund Share Balance Listing
          3. Net Share Change to Fund
          4. Fail/Free Balance Listing - Order Sequence
          5. Exchange Distribution Report
          6. Daily Capital Balance
          7. Daily Capital Balance - Short & Long

     E.  Month End Profile Reports

          1. Social Code Report
          2. Shareowner Residence Report
          3. Distribution of Shares Report
          4. Account Summary Report

     F. Blue Sky Report

          1. State Sales Report
          2. State Warning Report
          3. New State Report
          4. Monthly State Sales
          5. Monthly Warning
          6. Daily State Maintenance Report
          7. Daily Permit Maintenance Report
          8. Monthly Sales Trend Report
          9. Monthly State Master Ledger
          10. Monthly Sales Report - New Sales
          11. Quarterly Sales Report
          12. Registration Sales Report

                                                                          2 of 3

                                   SCHEDULE A

                                REPORTS PRODUCED

--------------------------------------------------------------------------------

          13. Dividend Sales Report
          14. Dividend Status Report
          15. Dividend Warning Report

     G.  Daily LOI Activity Reports

          1. LOI Deletion Report
          2. LOI Deletion Errors
          3. LOI Master Maintenance Report
          4. LOI History Maintenance Report
          5. LOI Recalculation Report
          6. LOI Recalculation Errors
          7. LOI Rebilling Report
          8. LOI Miscellaneous Unapplied Trades Reports
          9. LOI Discount Discrepancies Report
          10. LOI Activity Report
          11. LOI Activity Errors
          12. LOI Billing Report
          13. LOI Audit Errors
          14. LOI Daily File Statistics

     H. Miscellaneous

          1. Monthly SEC Sales Reports: R356, R357 and R400
          2. Monthly Summary Transfer journals: R470
          3. Daily "Dividend On" and "Dividend Off" journals on Microfiche
          4. 12b-1 Report quarterly--Subject to the Established Charge
          5. Daily NSCC Reports
          6. Monthly Dealer Ranking Report
          7. MU100 Daily
          8. Daily Redemption Check Register
          9. Daily Sales and Redemption Summary
          10. Daily Confirmed Purchase Journal
          11. As requested, Shareholder Data Extract: ZMU331
          12. As requested, Dealer Data Extract: ZMU332
          13. As requested, Transaction Data Extract: ZMU333
          14. As requested, Data Extract: ZMU707
          15. As requested, Transaction Description Report: H851

                                                                          3 of 3

                                   SCHEDULE B

                          TO TRANSFER AGENT AGREEMENT
                           DATED AS OF JANUARY 1, 1989

                               FEES AND EXPENSES

--------------------------------------------------------------------------------

GENERAL PROVISIONS

     The monthly fee for an open account shall be charged in the month during which an account is opened through the month in which such account is closed. The monthly fee for a closed account shall be charged in the month following the month during which such account is closed and shall cease to be charged in the month following the month in which an account is purged from the DST System after the time required by regulatory agencies (currently June 30 of the year following the year in which the account was closed), unless the closed account is retained on the system at the request of the Trust or its investment adviser or Principal Underwriter or as a result of the Trust's failure to timely confirm to DST the purge schedule supplied to it by DST. DST shall supply such purge schedule no less than five (5) business days prior to the proposed purge day.

     These charges will be billed monthly after the end of the month for which the fee is charged at the rate of 1/12 of the applicable fee. DST will bill the Trust separately for fees, disbursements and expenses payable in respect of each Fund pursuant to the Transfer Agent Agreement at the end of each month and the Trust shall cause each such Fund to remit such fees to DST promptly on receipt of DST's invoice but in any event on or before the Due Date.

     In the event of termination of the Transfer Agent Agreement or any Fund, fees payable to DST shall be prorated through the effective date of such termination.

     Effectively immediately expiration of the initial term hereof on December 31, , the fees and charges set forth in this Schedule B shall increase annually upon each first day of January of each year over the fees and charges during the prior twelve (12) months in an amount equal to the annual percentage of change in the Consumer Price Index in the Kansas City, Missouri-Kansas-Standard Metropolitan Statistical Area as last reported by the U.S. Bureau of Labor Statistics.

     Additionally, DST may increase the foregoing fees in the following circumstances:

     1) for any Fund introduced by the Trust (whether new or currently in existence) which Fund seeks to offer, utilize or require fund features that are not consistent with the Trust's current processing requirements; or

                                                                          1 of 5

                                   SCHEDULE B

                          TO TRANSFER AGENT AGREEMENT
                           DATED AS OF JANUARY 1, 1989

                               FEES AND EXPENSES

--------------------------------------------------------------------------------

     (ii) if changes in existing laws, rules or regulations: (a) require substantial system modifications or (b) measurably increase cost of performance hereunder.

     In the event of (i) or (ii), the parties shall confer., diligently and in good faith, and agree upon a new fee to cover such new fund feature or the amount of the cost of compliance with regulatory changes.

                                                                          2 of 5

                                   SCHEDULE B

                                  FULL SERVICE
                         PROPOSED ANNUAL FEE STRUCTURE

                                 VAN ECK FUNDS

--------------------------------------------------------------------------------

                        FIRST YEAR (CALENDAR YEAR 1989)

IRA, KEOGH AND 403(B) FEES - PER ACCOUNT                                  $10.00

PER ACCOUNT FEES

         * Daily Accrual Fees

           - Monthly Distribution (U.S. Government Money Market)           $8.04
           - Non-monthly Distribution                                      $8.04

         * Non-daily Accrual Funds

           - Monthly Distribution (World Income)                           $7.50
           - Non-monthly Distribution
                 (World Trends, Gold/Resources)                            $7.50

         * Closed Accounts                                                 $2.04

         * Investor Level Processing
           - Investor Record                                               $1.80
           - Non-Mutual Fund Index                                         $1.80
           - Non-Mutual Fund Transaction                                   $0.24

TRANSACTION FEES

         * Omnibus Accounts                                                $2.50

           - For every transaction over 750 (per fund) except fund 44 which is 1000 (per fund)

         * 12b-1 Per Account (one payment per quarter-                     $0.60
           payable 15(cent) per quarter)

AS OF ADJUSTMENTS

As of Adjustments will be settled on a monthly basis per the "As Of Agreement" by and between the parties.


                                                                          3 of 5

                                   SCHEDULE B

                                  FULL SERVICE
                         PROPOSED ANNUAL FEE STRUCTURE
                                 VAN ECK FUNDS

--------------------------------------------------------------------------------

                       SECOND YEAR (CALENDAR YEAR (1990)

IRA, KEOGH AND 403(B) FEES - PER ACCOUNT                                  $10.00

PER ACCOUNT FEES

         * Daily Accrual Fees

           - Monthly Distribution (U.S. Government Money Market)           $8.64
           - Non-monthly Distribution                                      $8.64

         * Non-daily Accrual Funds

           - Monthly Distribution (World Income)                           $8.04
           - Non-monthly Distribution
                 (World Trends, Gold/Resources)                            $8.04

         * Closed Accounts                                                 $2.04

         * Investor Level Processing
           - Investor Record                                               $1.80
           - Non-Mutual Fund Index                                         $1.80
           - Non-Mutual Fund Transaction                                   $0.24

TRANSACTION FEES

         * Omnibus Accounts                                                $2.62

           - For every transaction over 750 (per fund) except fund 44 which is 1000 (per fund)

         * 12b-1 Per Account (one payment per quarter-                     $0.60
           payable 15(cent) per quarter)

AS OF ADJUSTMENTS

As of Adjustments will be settled on a monthly basis per the "As Of Agreement" by and between the parties.



                                                                          4 or 5

                                   SCHEDULE B

                                  FULL SERVICE
                         PROPOSED ANNUAL FEE STRUCTURE
                                 VAN ECK FUNDS

--------------------------------------------------------------------------------

                        THIRD YEAR (CALENDAR YEAR (1990)

IRA, KEOGH AND 403(B) FEES - PER ACCOUNT                                  $10.00

PER ACCOUNT FEES

         * Daily Accrual Fees

           - Monthly Distribution (U.S. Government Money Market)           $9.24
           - Non-monthly Distribution                                      $9.24

         * Non-daily Accrual Funds

           - Monthly Distribution (World Income)                           $8.62
           - Non-monthly Distribution
                 (World Trends, Gold/Resources)                            $8.62

         * Closed Accounts                                                 $2.04

         * Investor Level Processing
           - Investor Record                                               $1.80
           - Non-Mutual Fund Index                                         $1.80
           - Non-Mutual Fund Transaction                                   $0.24

TRANSACTION FEES

         * Omnibus Accounts                                                $2.74

           - For every transaction over 750 (per fund) except fund 44 which is 1000 (per fund)

         * 12b-1 Per Account (one payment per quarter-                     $0.60
           payable 15(cent) per quarter)

AS OF ADJUSTMENTS

As of Adjustments will be settled on a monthly basis per the "As Of Agreement" by and between the parties.



                                                                          5 or 5

D S T

DST
SYSTEMS
INC.

1004 BALTIMORE
KANSAS CITY, MISSOURI 641C. 5-' 807
(816) 435-1000

January 6, 1995

Steve Ilnitzki
Chief Operating Officer
Van Eck Securities Corp.
99 Park Avenue
8th Floor
New York, NY 10016

Dear Steve:

The purpose of this letter is to bring to closure the key contractual points that have been discussed and finalized between us in recent weeks. I appreciate your dedicated efforts in resolving these matters.

The five contractual points agreed upon are as follows:

POINT #1 - FEES/TERM

We have agreed in principle to a five year contract term with the initial year subject to a 3.5% increase. Our finalized agreement for years two through five is 5.5% in 1996; 6.5% in 1997; 7.0% in 1998; and 7.5% in 1999. Recognizing that these fees are closely coupled to the CPI, the one footnote agreed to is that in any year commencing with 1996, if the previous years CPI increase is more than 3.5%, the delta over 3.5% would be incrementally added to the fees for the following and subsequent years.

POINT #2 - AUDIO SYSTEM

With regard to the implementation of the revised audio system, DST agrees that the system must be operational by June 1996. If DST is not able to provide this audio system by this timeframe, Van Eck Securities may exercise their walk away option with appropriate notice to cease such contract.

POINT #3 - AS-OF SETTLEMENT

DST agrees to an annual As-of settlement process for all funds. As-of reports will be distributed on a monthly basis throughout each calendar year for monitoring purposes only.

Steve Ilnitzki
Van Eck Securities Corp.
January 6, 1995
Page 2

POINT #4 - FIDUCIARY FEES

DST agrees to the fiduciary fee structure proposed by Van Eck Securities Corp. Annual fiduciary fees will be established at $10.00 per Social Security Number
(TIN)/per social code grouping. As requested by Susan Lashley in the last two weeks, we have made a modification to the 403(b) social code groupings to include social code 972. A revised Retirement Plan Social Code listing is attached for your review.

POINT #5 - NEW/SECOND CUSIPS AFTER JANUARY 1, 1995

DST agrees to reduce the monthly CUSIP minimum for new funds/new classes launched after January 1, 1995. For new funds initiated after January 1, 1995, the first CUSIP will be $2,200 per month, with the 2nd and each subsequent classes started having a CUSIP minimum of $1,700 per month. As referenced in previous correspondence there is a three phase fee step-in arrangement in beginning new funds. The only exception to this step-in procedure is when assets for a new fund reaches the $30 million level. Should a new fund attain $30 million assets at any time within the initial six months, all open/closed account fees, 12b-1 fees and omnibus account fees will begin to be charged. Should DST stop servicing the Van Eck Funds in less than the three year recovery period for each fund, for any reason such as merger or acquisition, DST reserves the right to recover its fee waived in a straight line prorata basis, based on a 36 month recovery period.

We understand that you are now comfortable and in agreement with the changes made to our agreement and that Rodger and yourself are now in position to present and recommend our agreement at your next Board meeting. We look forward to meeting with you next week to discuss this agreement further and discuss the strategic directions of our respective organizations.

Respectfully,

/s/ Morton B. Comer
-----------------------------
Morton B. Comer
Senior Vice President

cc:   Susan Lashly
      Tom McCullough
      Steve Jennings

Attachments: Social Code Groupings

                                    VAN ECK
                 PROPOSED RETIREMENT PLAN SOCIAL CODE GROUPINGS


                                                   AGREED UPON IFTC FIDUCIARY
                                                       FEE REVENUE PROCESS
                                                       Total Open Accounts
                                                 (Excluding Duplicate SS #'s Per
                                                       Social Code Grouping)


Social
 Code


                                  IRA GROUPING
701           IRA Individually Established                                11,295
703           IRA - Rollover                                               1,742
704           IRA- Spousal                                                 1,682
714           IRA-Transfer of Assets                                       3,659
                                                                   -------------
                                      TOTAL                               18,378


                                  SEP GROUPING
702           SEP-IRA                                                        163
                                                                   -------------
                                      TOTAL                                  163


                                 KEOGH GROUPING
101           Keogh Master                                                   336
102           Keogh Employer                                                  16
103           Keogh Employee                                                   1
                                                                   -------------
                                      TOTAL                                  353


                          MONEY PURCHASE PLAN GROUPING
121           Money Purchase Master                                            1
122           Money Purchase Employer                                          3
123           Money Purchase Employee                                          8
                                                                   -------------
                                      TOTAL                                   12


                          PROFIT SHARING PLAN GROUPING
131           Profit Sharing Master                                            1
132           Profit Sharing Employer                                          6
133           Profit Sharing Employee                                         18
                                                                   -------------
                                      TOTAL                                   25


                               403(B)(7) GROUPING
771           403(b)(7) Individual                                            60
772           403(b)(7) Group                                                303
972           403(b)(7) SPAC                                                   0
                                                                   -------------
                                      TOTAL                                  363


                         BENEFICIARY BY DEATH GROUPING
710           Beneficiary by Death                                            15
                                                                   -------------
                                      TOTAL                                   15

              ==================================================   =============
                  TOTAL ACCOUNTS IN VAN ECK PROPOSED GROUPINGS            19,309

EXHIBIT A
VAN ECK GLOBAL
REVISED 1997 THROUGH 1999 FEES

                                                                   REVISED         REVISED         REVISED
                                                                     1997            1998            1999

Daily Accruai Open Accounts                                         $14.21          $15.21         $16.35
Non-Daily Accrual Open Accounts                                     $13.27          $14.20         $15.27
Closed Accounts                                                      $3.14           $3.36          $3.61
12b-1 Processing                                                     $0.94           $1.01          $1.09
Investor                                                             $2.11           $2.26          $2.43
Omnibus Transactions                                                 $4.23           $4.53          $4.87
         Intl. Investors Gold-A: threshold is 500 transactions
         All other funds: threshold is 375 transactions

Sharelot                                                             $2.53           $2.71          $2.91
Fund Minimums
         -Cusips prior to January 1, 1995                          $30,948         $33,120        $35,604
          Initial class Cusips launched after January 1, 1995      $29,904         $31,992        $34,392
          Subsequent class Cusips launched after January 1, 1995   $23,112         $24,732        $26,592

There is a 3 step arrangement for new fund fees:

     1.  Month of inception plus 2 full months all charges waived
     2. Months 4-6 the applicable per account and transaction fees are charged with minimums waived
     3. After month 6, fund minimum apply

Exception: Should a new fund attain $30 million in assets at any time within the initial six months, all appropriate account and transaction fees will apply. Should DST stop servicing the Van Eck Funds in less than the 3 year period for each fund, for any reason such as merger or acquisition, DST reserves the right to recover its fees waived in a straight line proram basis, based on a 36 month recovery period.

                                              1933 ACT REGISTRATION NO. 33-14737
                                              1940 ACT REGISTRATION NO. 811-5155

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-1A

                       REGISTRATION STATEMENT UNDER THE
                            SECURITIES ACT OF 1933

                        POST-EFFECTIVE AMENDMENT NO. 14
                                     -AND-
                       REGISTRATION STATEMENT UNDER THE
                    INVESTMENT COMPANY ACT OF 1940

                             AMENDMENT NO. 15

                           VAN ECK/CHUBB FUNDS, INC
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                   99 PARK AVENUE, NEW YORK, NEW YORK 10016
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 212-687-5200
              (REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE)

          THOMAS ELWOOD, ESQ. - VAN ECK ASSOCIATES CORPORATION
                   99 PARK AVENUE, NEW YORK, NEW YORK 10016
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

             COPY TO: PHILIP NEWMAN, ESQ., GOODWIN PROCTER & HOAR LLP
                  EXCHANGE PLACE, BOSTON, MASSACHUSETTS 02109
      __________________________________________________________________

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):


 [ ]   IMMEDIATELY UPON FILING PURSUANT   [ ]  ON (DATE) PURSUANT TO
       TO PARAGRAPH (B)                         PARAGRAPH (B)

 [X]   60 DAYS AFTER FILING PURSUANT TO   [ ]  ON MAY 1, 1998 PURSUANT TO
        PARAGRAPH (A)(1)                        PARAGRAPH (A)(1)

 [ ]   75 DAYS AFTER FILING PURSUANT TO   [ ]  ON (DATE) PURSUANT TO
        PARAGRAPH (A)(2)                        PARAGRAPH (A)(2) OF RULE 485


IF APPROPRIATE, CHECK THE FOLLOWING BOX:

[ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
    PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT

             ____________________________________________________


Title of Securities Being Registered: Common Stock, $.01 par value, of Van Eck/Chubb Capital Appreciation Fund, Van Eck/Chubb Global Income Fund, Van Eck/Chubb Government Securities Fund, Van Eck/Chubb Growth and Income Fund, Van Eck/Chubb Tax-Exempt Fund and Van Eck/Chubb Total Return Fund.

                  ___________________________________________

                              VAN ECK/CHUBB FUNDS, INC.
                              CROSS-REFERENCE PAGE
                   PURSUANT TO RULE 501 (B) OF REGULATION S-K
                  UNDER THE SECURITIES ACT OF 1933, AS AMENDED

                                   FORM N-1A
PART A
ITEM NO.                                LOCATION IN PROSPECTUS
--------                                ----------------------

1.  Cover Page                          Cover Page

2.  Synopsis                            Transaction Data

3.  Condensed Financial Information     Financial Highlights

4.  General Description of Registrant   Other Investments, Investment Policies,
                                        Investment Techniques and Risks.

5.  Management of the Fund              Management of the Fund;


6.  Capital Stock and Other Securities  Dividends and Capital Gains; Taxes;


7.  Purchase of Securities Being
    Offered                             How to buy, sell, exchange or Transfer
                                        shares

8.  Redemption or Repurchase            How to buy, sell, exchange or Transer
                                        shares

9.  Pending Legal Proceedings           N/A


PART B                                  LOCATION IN STATEMENT
ITEM NO.                                ADDITIONAL INFORMATION
--------                                ----------------------

10. Cover Page                          Cover Page

11. Table of Contents                   Table of Contents

12. General Information and History     N/A

13. Investment Objectives and Policies  Investment Objectives and Policies of
                                        the Funds; Investment Restrictions;
                                        Portfolio Transactions and Brokerage


14. Management of the Fund              Directors and Officers

15. Control Persons and Principal       Directors and Officers
    Holders of Securities

PART B                                  LOCATION IN STATEMENT
ITEM NO.                                ADDITIONAL INFORMATION
--------                                ----------------------


16. Investment Advisory and Other       Investment Advisory Services;The
    Services                            Distributor; Directors and Officers;
                                        Additional Information

17. Brokerage Allocation and Other      Portfolio Transactions and Brokerage
    Practices

18. Capital Stock and Other Securities  General Information

19. Purchase, Redemption and Pricing    Valuation of Shares; Exchange
    of Securities Being Offered         Privilege; Tax-Sheltered Retirement
                                        Plans; Investment Programs;
                                        Redemptions in Kind

20. Tax Status                          Taxes

21. Underwriters                        The Distributor

22. Calculation of Performance Data     Performance

23. Financial Statements                Financial Statements

YOUR INVESTMENT DEALER IS:





For more detailed information, see the Statement of Additional Information
(SAI), which is incorporated by reference into this prospectus. For free copies of SAIs, annual or semi-annual reports...

* Call Van Eck at 1-800-826-1115, or visit the Van Eck website at www.vaneck.com.

*    Go to the Public Reference Room of the Securities and Exchange Commission.

* Call the SEC at 1-800-SEC-0330, or write to them at the Public Reference Room, Washington, D.C. 20549-6009, and ask them to send you a copy. There is a fee for this service.

*    Download documents from the SEC's website at www.sec.gov

* The Funds' annual report includes a discussion of market conditions and investment strategies that significantly affected the Funds' last year.

Van Eck Global [LOGO]

Transfer Agent: DST Systems, Inc.
P.O. Box 418407
Kansas City, Missouri 64141
1-800-544-4653

                           SEC REGISTRATION NUMBER: 811-04297

--------------------------------------------------------------------------------

                               Van Eck Chubb Funds

--------------------------------------------------------------------------------

                                   PROSPECTUS
                                   May 1, 1999


                                    [GRAPHIC]


                            Capital Appreciation Fund

                               Global Income Fund

                           Government Securities Fund

                             Growth and Income Fund

                                 Tax-Exempt Fund

                                Total Return Fund



These securities have not been approved or disapproved either by the Securities and Exchange Commission (SEC) or by any State Securities Commission. Neither the SEC nor any State Commission has endorsed the accuracy or adequacy of this prospectus. Any claim to the contrary is against the law.


                         THE VAN ECK PARTNERSHIP SERIES

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

I.    THE FUNDS                                                             2

INCLUDES A PROFILE OF EACH FUND, ITS INVESTMENT STYLE AND
PRINCIPAL RISKS; HISTORIC PERFORMANCE; PERFORMANCE MEASURED
AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING
QUARTERS; AND EXPENSES.

     CAPITAL APPRECIATION FUND                                              2
     GLOBAL INCOME FUND                                                     5
     GOVERNMENT SECURITIES FUND                                             8
     GROWTH AND INCOME FUND                                                11
     TAX-EXEMPT FUND                                                       14
     TOTAL RETURN FUND                                                     17

II.   ADDITIONAL INVESTMENT STRATEGIES                                     20

OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.

III.  SHAREHOLDER INFORMATION                                              24

HOW TO BUY, SELL, EXCHANGE, OR TRANSFER SHARES; AUTOMATIC SERVICES; MINIMUM PURCHASE AND ACCOUNT SIZE; HOW TO CHOOSE A CLASS OF SHARES; YOUR PRICE PER SHARE; SALES CHARGES; RETIREMENT PLANS; DIVIDENDS AND CAPITAL GAINS; TAXES; AND MANAGEMENT OF THE FUNDS.

IV.   FINANCIAL HIGHLIGHTS                                                 36

TABLES THAT SHOW PER SHARE EARNINGS, EXPENSES, AND PERFORMANCE
OF EACH FUND.

--------------------------------------------------------------------------------

I.  The Funds
--------------------------------------------------------------------------------

INCLUDES A PROFILE OF EACH FUND, ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORIC PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.

1. VAN ECK/CHUBB CAPITAL APPRECIATION FUND PROFILE

OBJECTIVE
The Capital Appreciation Fund seeks long-term appreciation by investing primarily in equity securities of companies that the Adviser believes will have for long-term capital appreciation. The Fund may generate some income, but income is not a primary investment objective.

PRINCIPAL POLICIES
The Fund intends to invest at least 80% of assets in common stocks and other equity securities, including preferred stocks and securities convertible into common stock. The Fund intends to invest at least 65% of assets in companies with market capitalizations between $500 million and $2.5 million ("small- to mid-cap" companies). The Fund's Adviser looks for stocks that are not widely recognized by the market, focusing on their appreciation potential, low price to earnings ratio and low price to book value.

The Fund invests in bonds, but only in those rated in the three highest categories by nationally recognized debt rating organizations. The Fund may invest in unrated bonds that, in the opinion of the Adviser, are comparable to bonds rated in the three highest categories.

The Fund primarily invests in domestic securities, and it may invest as much as 20% of assets in equity and debt securities of foreign issuers, either exchange-traded or traded over the counter.

PRINCIPAL RISKS
Small- and mid-cap company stocks can, in the Adviser's opinion, provide greater growth potential than stocks of larger, more established companies. Small- and mid-cap stocks carry greater risk of price fluctuation, too. An investment in the Fund may result in the loss of principal.



2    VAN ECK/CHUBB FUNDS PROSPECTUS

                                             I. THE FUNDS / CAPITAL APPRECIATION
--------------------------------------------------------------------------------

Van Eck/Chubb Capital Appreciation Fund Performance
--------------------------------------------------------------------------------


This chart shows the historic annual total return of Class A shares of Van Eck/Chubb Capital Appreciation Fund (before sales charges) since Fund inception on 9/1/95. Sales loads or account fees are not reflected, if these were reflected, returns would be less than those shown. This chart describes past performance only, and should not be understood as a prediction for future results.

During the period covered, the Fund's highest performing quarter (ended 12/31/98) was 14.58%. The lowest performing quarter (ended 9/30/98) was -35.08%.

--------------------------------------------------------------------------------
Van Eck/Chubb Capital Appreciation Fund
Class A Shares Annual Total Returns%

As of December 31


                   -12.76          27.79            27.53             4.60

30%
    --------------------------------------------------------------------------


    --------------------------------------------------------------------------

20%
    ==========================================================================


    --------------------------------------------------------------------------

10%
    --------------------------------------------------------------------------


    --------------------------------------------------------------------------

                       98             97               96              95*


--------------------------------------------------------------------------------


Fund performance is shown with sales charges subtracted. The Index's performance does not reflect sales charges or operating expenses. Past performance does not guarantee or predict future results.

--------------------------------------------------------------------------------
Van Eck/Chubb Capital Appreciation Fund
1-Year and Life of Fund Performance
Plus a Comparison to the S&P 400 Midcap Index*

As of December 31

                                      1 Year         Life of Fund

Class A Shares                        -16.92%            11.02%

Class B Shares                          NA              -27.15%

S&P 400 Midcap Index                   19.07%            22.28% +

--------------------------------------------------------------------------------

* The S&P 400 Midcap Index consists of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation. It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. This index, calculated by Standard & Poor's, is a total return index with dividends re-invested.

+    Life of Class A Shares


                                           VAN ECK/CHUBB FUNDS PROSPECTUS      3

--------------------------------------------------------------------------------

Van Eck/Chubb Capital Appreciation Fund Expenses
--------------------------------------------------------------------------------


This table shows certain expenses you will incur as a Fund investor, either directly or indirectly. Sales charges may decline as you buy more shares or when you take part in certain investment programs. (See Chapter III, "Shareholder Information.") The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund.

--------------------------------------------------------------------------------
Van Eck/Chubb Capital Appreciation Fund
Shareholder Transaction Expenses

                                                  CLASS A           CLASS B
Sales Charges

Maximum Sales Charge (% of offering price)          4.75%              .00%

Contingent Deferred Sales Charge

  (Redemption Charge)                                0.0%             5.00%


Annual Fund Operating Expenses (% of net assets)

Management/Administration Fees                      0.65%              .65%
12b-1 Fees (Shareholder Servicing Fees)              .50%             1.00%
Other Expenses                                      -.47%            19.04%

Total Fund Operating Expenses(*)                    1.62%            20.69%
--------------------------------------------------------------------------------

(*)  After fee waiver.

     Without this waiver, Total Fund Operating Expenses for A shares would have been 1.25% and 1.75% for Class B shares.


The table above shows the expenses you would pay on a hypothetical $10,000 investment. The example presumes an average annual return of 5% with redemption at the end of each time period. This illustration is hypothetical. In a real investment, your actual return and expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
Expense Example
What a $10,000 investment would actually cost


                                                  CLASS A          CLASS B
--------------------------------------------------------------------------------

1 year                                             $ 632          $ 2,407

3 years                                            $ 962          $ 5,270

5 years                                          $ 1,314          $ 7,176

10 years                                         $ 2,306          $ 9,947

--------------------------------------------------------------------------------



4    VAN ECK/CHUBB FUNDS PROSPECTUS

                                               I. THE FUNDS / GLOBAL INCOME FUND
--------------------------------------------------------------------------------
2.  VAN ECK/CHUBB GLOBAL INCOME FUND PROFILE

OBJECTIVE
The Global Income Fund seeks high current income and capital appreciation by investing primarily in debt securities (bonds) of domestic and foreign issuers.

PRINCIPAL POLICIES
The Fund intends to invest at least 65% of assets in bonds and debentures issued by domestic and foreign governments (and their agencies and subdivisions), supranational entities like the World Bank, the Asian Development Bank, the European Investment Bank, and the European Community. At least 75% of the Fund's debt securities will be rated investment grade or higher by Standard & Poor's Corporation (S&P) or Moody's Investor's Service, Inc. (Moody's). The Fund may invest in unrated bonds that, in the opinion of the Adviser, are comparable to investment grade bonds. The Fund will invest no more than 25% of assets in bonds rated lower than investment grade.

The Fund will invest in three areas: The United States, developed foreign countries, and emerging markets (all countries except the U.S., Canada, Japan, Australia, New Zealand, and most countries in Western Europe). Under normal conditions, the Fund will invest at least 65% of assets in at least three different countries, including the U.S.

The average maturity of debt securities in the Fund will fluctuate according to the Adviser's best judgment.

PRINCIPAL RISKS
The Fund normally invests in a variety of issues, but it is classified as "non-diversified" under the Act. At times, the Fund may invest substantially all its assets in one or two countries, for example. Fund shares may be more volatile than the shares of a diversified bond fund. An investment in the Fund may result in the loss of principal.


                                                VAN ECK/CHUBB FUNDS PROSPECTUS 5

--------------------------------------------------------------------------------

Van Eck/Chubb Global Income Fund Performance
--------------------------------------------------------------------------------

This chart shows the historic annual total return of Class A shares of Van Eck/Chubb Global Income Fund since Fund inception on 9/1/95. Sales loads or account fees are not reflected, if these amounts were reflected, returns would be less than those shown. This chart describes past performance only, and should not be understood as a prediction for future results.

During the period covered, the Fund's highest performing quarter (ended 12/31/95) was 3.53%. The lowest performing quarter (ended 3/31/97) was -7.83%.

--------------------------------------------------------------------------------
Van Eck/Chubb Global Income Fund
Class A Shares Annual Total Returns

As of December 31


                   15.00            0.01              5.97           3.26

--------------------------------------------------------------------------------

30%
================================================================================

20%
--------------------------------------------------------------------------------

10%
================================================================================


--------------------------------------------------------------------------------

                     98               97               96              95*


--------------------------------------------------------------------------------

*   Inception 9/1/95 to 12/31/95



Fund performance is shown with sales charges subtracted. The Index's performance does not reflect sales charges or operating expenses. Past performance does not guarantee or predict future results.

--------------------------------------------------------------------------------
Van Eck/Chubb Global Income Fund
1-Year and Life of Fund Performance
Plus a Comparison to the SSB World Government Bond Index*

As of December 31

                                  1 Year           Life of Fund

Class A Shares                      9.54%              5.59%

Class B Shares                        NA               5.96%

SSB World Gov't. Bond Index        15.31%              7.19%+

--------------------------------------------------------------------------------

* The Salomon Smith Barney (SSB) World Government Bond Index is a market capitalization weighted benchmark that tracks the performance of 18 world government bond markets. Each has a total market capitalization of eligible issues of at least US $20 billion and Euro 15 billion. The issues are fixed rate, greater than one-year maturity and subject to a minimum amount outstanding that varies by local currency. Bonds must be sovereign debt issued in the domestic market in local currency.

+    Life of CLass A Shares


6    VAN ECK/CHUBB FUNDS PROSPECTUS

                                                   I. THE FUNDS / GLOBAL INCOME
--------------------------------------------------------------------------------

VAN ECK/CHUBB GLOBAL INCOME FUND EXPENSES
--------------------------------------------------------------------------------

This table shows certain expenses you will incur as a Fund investor, either directly or indirectly. Sales charges may decline as you buy more shares or when you take part in certain investment programs. (See Chapter III, "Shareholder Information.") The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund.


--------------------------------------------------------------------------------
Van Eck/Chubb Global Income Fund
Shareholder Transaction Expenses

                                                  CLASS A         CLASS B
Sales Charges
Maximum Sales Charge (% of offering price)          4.75%            .00%
Contingent Deferred Sales Charge
  (Redemption Charge)                                0.0%           5.00%

Annual Fund Operating Expenses (% of net assets)
Management/Administration Fees                       .65%            .65%
12b-1 Fees (Shareholder Servicing Fees)              .50%           1.00%
Other Expenses                                       .41%         127.44%

Total Fund Operating Expenses*                      1.56%         129.09%

--------------------------------------------------------------------------------

* After fee waiver Total Fund Operating Expenses for A shares would have been 1.35% and 1.85% for class B shares.


The table above shows the expenses you would pay on a hypothetical $10,000 investment. The example presumes an average annual return of 5% with redemption at the end of each time period. This illustration is hypothetical. In a real investment, your actual expenses may be higher or lower than those shown.


--------------------------------------------------------------------------------
Expense Example
What a $10,000 investment would actually cost


                                        CLASS A        CLASS B
--------------------------------------------------------------------------------
1 year                                  $  626           **
3 years                                 $  944           **
5 years                                 $1,285           **
10 years                                $2,243           **

--------------------------------------------------------------------------------

**  Expenses would exceed the value of the investment.


                                            VAN ECK/CHUBB FUNDS PROSPECTUS     7

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


3. VAN ECK/CHUBB GOVERNMENT SECURITIES FUND PROFILE

OBJECTIVE
The Government Securities Fund seeks as high a level of high current income as is possible while maintaining the safety of principal.

PRINCIPAL POLICIES
The Fund invests in U.S. Treasury bills, notes and bonds, plus a number of debt obligations issued by agencies or instrumentalities of the U.S. Government. These include 1) Government National Mortgage Association mortgage-backed pass-through certificates ("Ginnie Maes"); 2) mortgage-backed pass-through securities of the Federal Home Loan Mortgage Corporation; 3) debt of each of the Federal Home Loan Banks; 4) pass-through debt certificates issued by the Federal National Mortgage Association ("Fannie Maes"); and other types of mortgage-backed securities issued by Government entities.

PRINCIPAL RISKS
The value of the debt securities held by the Fund will drop as interest rates go up or as mortgage-backed securities are pre-paid. The value of the Fund's securities will go up as interest rates fall. While the United States Government currently provides financial support to government-sponsored agencies and instrumentalities, there is no guarantee that it will continue to do so, and it is not required to by law.


8    VAN ECK/CHUBB FUNDS PROSPECTUS

                                            I. THE FUNDS / GOVERNMENT SECURITIES
--------------------------------------------------------------------------------

Van Eck/Chubb Government Securities Fund Performance
--------------------------------------------------------------------------------


This chart shows the historic total return of Class A shares of Van Eck/Chubb Government Securities Fund (before sales charges). Sales loads or account fees are not reflected, if these amounts were reflected, returns would be less than those shown. This chart describes past performance only, and should not be understood as a prediction for future results.

During the period covered, the Fund's highest yielding quarter (ended 6/30/89) was 2.37%. The lowest performing quarter (ended 3/31/92) was -7.86%.

--------------------------------------------------------------------------------
Van Eck/Chubb Government Securities Fund
Class A Shares Total Return%

As of December 31


     7.40    9.43    3.19   17.50   -3.34   9.29    7.44   15.97    8.90   14.47
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
10%
    ============================================================================

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
     98      97      96      95      94     93      92      91      90      89

--------------------------------------------------------------------------------


Fund performance is shown with sales charges subtracted. The Index's performance does not reflect sales charges. Past performance does not guarantee or predict future results.


--------------------------------------------------------------------------------
Van Eck/Chubb Government Securities Fund
1-Year, 5-Year and 10-Year Performance
Plus a Comparison to the Lehman Brothers Government Bond Index(*)

As of December 31

                                   1 Year           5 Year          10 Year

Class A Shares                      2.30%            5.59%           8.34%

Class B Shares                       .62% +             NA              NA

Lehman Brothers Gov't. Bond Index   9.85%            7.18%           9.17%

--------------------------------------------------------------------------------

(*) The Lehman Brothers Government Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government. All issues have at least one year to maturity and an outstanding par value of at least $100 million. Price, coupon and total return are reported on a month-end to month-end basis. All returns are market value weighted inclusive of accrued interest.

 +   Inception 4/29/98

                                            VAN ECK/CHUBB FUNDS PROSPECTUS     9

--------------------------------------------------------------------------------

Van Eck/Chubb Government Securities Fund Expenses
--------------------------------------------------------------------------------


This table shows certain expenses you will incur as a Fund investor, either directly or indirectly. Sales charges may decline as you buy more shares or when you take part in certain investment programs. (See Chapter III, "Shareholder Information.") The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund.


--------------------------------------------------------------------------------
Van Eck/Chubb Government Securities Fund
Shareholder Transaction Expenses

                                              CLASS A             CLASS B
Sales Charges
Maximum Sales Charge                            4.75%                .00%
  (% of offering price)
Contingent Deferred Sales Charge
  (Redemption Charge)                            0.0%               5.00%

Annual Fund Operating Expenses (% of net assets)
Management/Administration Fees                   .65%                .65%
12b-1 Fees (Shareholder Servicing Fees)          .50%               1.00%
Other Expenses                                   .46%               2.40%

Total Fund Operating Expenses*                  1.61%               4.05%

--------------------------------------------------------------------------------

* After fee waiver. Total Fund Operating Expenses for A shares would have been 1.00% and 1.50% for Class B shares.

The table above shows the expenses you would pay on a hypothetical $10,000 investment. The example presumes an average annual return of 5% with redemption at the end of each time period. This illustration is hypothetical. In a real investment, your actual expenses may be higher or lower than those shown.


--------------------------------------------------------------------------------
Expense Example
What a $10,000 investment would actually cost


                                         CLASS A             CLASS B
--------------------------------------------------------------------------------
 1 year                                  $  631              $  907

 3 years                                 $  959              $1,632

 5 years                                 $1,309              $2,274

 10 years                                $2,295              $4,248

--------------------------------------------------------------------------------


10    VAN ECK/CHUBB FUNDS PROSPECTUS

                                                I. THE FUNDS / GROWTH AND INCOME
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

4. VAN ECK/CHUBB GROWTH AND INCOME FUND PROFILE

OBJECTIVE
The Growth and Income Fund seeks long-term growth by investing in a wide range of equity securities (stocks) that will appreciate in value and generate a reasonable level of current income.

PRINCIPAL POLICIES
The Fund intends to invest at least 80% of assets in common stocks and other equity securities, including preferred stocks and securities convertible into common stock. The Adviser primarily looks for stocks with the potential for capital growth, based upon low price to earnings ratio and low price to book value. The Adviser intends to invest at least 60% of Fund assets in securities that have paid interest or dividends in the past 12 months.

The Fund invests primarily in the United States. The Fund may sometimes invest up to 20% of its assets in foreign equity and debt securities, including exchange-traded and over-the counter foreign issues, American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). Any of these securities may be traded either in the U.S. or in foreign markets.

PRINCIPAL RISKS
The prices of the securities in the Growth and Income Fund tend to go up and down more than the prices of securities in other Funds in this prospectus. The Fund's share price, therefore, may swing more, both short- and long-term, than the share prices of the other Funds. An investment in the Fund may lose money.


                                            VAN ECK/CHUBB FUNDS PROSPECTUS    11

--------------------------------------------------------------------------------

Growth and Income Fund Performance
--------------------------------------------------------------------------------


This chart shows the historic annual total return of Class A shares of Van Eck/Chubb Growth and Income Fund (before sales charges). Sales loads or account fees are not reflected, if these amounts were reflected, returns would be less than those shown. This chart describes past performance only, and should not be understood as a prediction for future results.

During the period covered, the Fund's highest performing quarter (ended 12/31/98) was 13.07%. The lowest performing quarter (ended 9/30/98) was -28.32%.

--------------------------------------------------------------------------------
Growth and Income Fund
Class A Shares Annual Total Returns%

As of December 31

    -0.19   25.85   22.50   35.52   -4.26   15.29   6.84   33.48   -3.36   32.08

30%
    ----------------------------------------------------------------------------
20%
    ----------------------------------------------------------------------------
10%
================================================================================

    ----------------------------------------------------------------------------
     98      97      96      95      94      93     92      91      90      89

--------------------------------------------------------------------------------


Fund performance is shown with sales charges subtracted. The Index's performance does not reflect sales charges or operating expenses. Past Performance does not guarantee or predict future results.

--------------------------------------------------------------------------------
Growth and Income Fund
1-Year, 5-Year and 10-Year Fund Performance
Plus a Comparison to the S&P 500 Index(*)

As of December 31

                                      1 Year           5 Year       10 Year

Class A Shares                         -4.91%           13.70%        14.86%

Class B Shares                        -16.87% +            NA            NA

S&P 500 Index                          28.57%           24.05%        19.19%

--------------------------------------------------------------------------------

(*) The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial, and transportation). It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the index is not comprised of the 500 largest companies on the New York Stock Exchange. This index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

+    Inception 4/29/98


12       VAN ECK/CHUBB FUNDS PROSPECTUS

                                  I. THE FUNDS / VAN ECK/CHUBB GROWTH AND INCOME
--------------------------------------------------------------------------------

Van Eck/Chubb Growth and Income Fund Expenses
--------------------------------------------------------------------------------


This table shows certain expenses you will incur as a Fund investor, either directly or indirectly. Sales charges may decline as you buy more shares or when you take part in certain investment programs. (See Chapter III, "Shareholder Information.") The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund.

--------------------------------------------------------------------------------
Van Eck/Chubb Growth and Income Fund
Shareholder Transaction Expenses

                                                  CLASS A          CLASS B
Sales Charges
Maximum Sales Charge                                4.75%             0%
  (% of offering price)
Contingent Deferred Sales Charge
  (Redemption Charge)                                0.0%           5.0%

Annual Fund Operating Expenses (% of net assets)
Management/Administration Fees                       .65%           .65%
12b-1 Fees (Shareholder Servicing Fees)              .50%          1.00%
Other Expenses                                       .42%           .83%

Total Fund Operating Expenses(*)                    1.57%          2.48%

--------------------------------------------------------------------------------

(*) After fee waiver Total Fund Operating Expenses for A shares would have been 1.25% and 1.75% for class B shares.


The table above shows the expenses you would pay on a hypothetical $10,000 investment. The example presumes an average annual return of 5% with redemption at the end of each time period. This illustration is hypothetical. In a real investment, your actual return and expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
Expense Example
What a $10,000 investment would actually cost

                                         CLASS A              CLASS B
--------------------------------------------------------------------------------

1 year                                     $ 627                $ 751

3 years                                    $ 947              $ 1,173

5 years                                  $ 1,290              $ 1,521

10 years                                 $ 2,254              $ 2,816

--------------------------------------------------------------------------------


                                         VAN ECK/CHUBB FUNDS PROSPECTUS       13

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


5. VAN ECK/CHUBB TAX-EXEMPT FUND PROFILE

OBJECTIVE
The Tax-Exempt Fund seeks a stable level of current income which is exempt from Federal income taxes, while seeking to preserve capital through investing primarily in investment-grade tax-exempt securities.

PRINCIPAL POLICIES
The Fund intends to invest at least 80% of assets in tax-exempt securities, under normal market conditions. Obligations on which interest is treated as an item of tax preference for purposes of the alternative minimum tax are not counted as "tax-exempt securities," and are not part of the 80% tax-exempt part of the Fund's portfolio. The Fund invests primarily in municipal bonds or notes rated in the four highest categories by Moody's and S&P, and in short-term tax-exempt instruments rated in the three highest categories by Moody's or S&P. The Fund may also invest in unrated obligations that the Adviser considers of equal quality to these ratings.

Of the Fund's assets invested in tax-exempts, under most normal circumstances, at least 65% will be rated in the top three categories by Moody's or S&P or another ratings agency, or will be of comparable quality.

PRINCIPAL RISKS
Fund distributions of income from taxable securities and capital gains, if any, are taxable. All Fund distributions are subject to State or local taxes, if applicable. Fund shares may rise in value when interest rates fall, or fall in value when interest rates rise. An investment in the Fund may lose money.


14    VAN ECK/CHUBB FUNDS PROSPECTUS

                                         I. THE FUNDS / VAN ECK/CHUBB TAX-EXEMPT
--------------------------------------------------------------------------------

Van Eck/Chubb Tax-Exempt Fund Performance
--------------------------------------------------------------------------------


This chart shows the historic annual yield of Class A shares of Van Eck/Chubb Tax-Exempt Fund (after sales charges). Sales loads or account fees are not reflected, if these amounts were reflected, returns would be less than those shown. This chart describes past performance only, and should not be understood as a prediction for future results.

During the period covered, the Fund's highest performing quarter (ended to 6/30/89) was 3.17%. The lowest performing quarter (ended 3/31/94) was -9.43%.

--------------------------------------------------------------------------------
Van Eck/Chubb Tax-Exempt Fund
Class A Shares Annual Total Returns %

As of December 31

      6.00   8.73   4.01    15.88  -5.97   12.42    9.19    10.71   5.10   11.58

      --------------------------------------------------------------------------
 10%
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
  0%
      --------------------------------------------------------------------------

      ==========================================================================
-10%
      --------------------------------------------------------------------------

      98      97      96      95      94     93      92      91      90      89

--------------------------------------------------------------------------------


Fund performance is shown with sales charges subtracted. The Index's performance does not reflect sales charges or operating expenses. Past performance does not guarantee or predict future results.

--------------------------------------------------------------------------------
Van Eck/Chubb Tax-Exempt Fund
1-, 5-, and 10-Year Performance
Plus a Comparison to Lehman Brothers Municipal Bond Index(*)

As of December 31

                                  1 Year           5 Year          10 Year

Class A Shares                      0.94%           4.46%           7.09%

Class B Shares                      0.10%+             NA              NA

Lehman Bros. Municipal Bond Index   6.48%           6.23%           8.22%

--------------------------------------------------------------------------------

(*) The Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark of municipal bonds selected to represent the overall municipal market. The bonds in the index are investment grade and geographically unrestricted.

 +   Inception 4/29/98


                                       VAN ECK/CHUBB FUNDS PROSPECTUS        15

--------------------------------------------------------------------------------

Van Eck/Chubb Tax-Exempt Fund Expenses
--------------------------------------------------------------------------------


This table shows certain expenses you will incur as a Fund investor, either directly or indirectly. Sales charges may decline as you buy more shares or when you take part in certain investment programs. (See Chapter III, "Shareholder Information.") The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund.

--------------------------------------------------------------------------------
Van Eck/Chubb Tax-Exempt Fund
Shareholder Transaction Expenses

Sales Charges                                         CLASS A        CLASS B
Maximum Sales Charge                                   4.75%              0%
  (% of offering price)
Contingent Deferred Sales Charge
  (Redemption Charge)                                   0.0%            5.0%

Annual Fund Operating Expenses (% of net assets)
Management/Administration Fees                          .65%            .65%
12b-1 Fees (Shareholder Servicing Fees)                 .50%           1.00%
Other Expenses                                          .48%         116.19%

Total Fund Operating Expenses*                         1.63%         117.84%
--------------------------------------------------------------------------------

* After fee waiver. Total Fund Operating Expenses for A shares would have been 1.00% and 1.50% for Class B shares.


The table above shows the expenses you would pay on a hypothetical $10,000 investment. The example presumes an average annual return of 5% with redemption at the end of each time period. This illustration is hypothetical. In a real investment, your actual expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
Expense Example
What a $10,000 investment would actually cost

                                         CLASS A        CLASS B
--------------------------------------------------------------------------------

1 year                                     $ 633           **

3 years                                    $ 965           **

5 years                                   $ 1,319          **

10 years                                  $ 2,316          **

--------------------------------------------------------------------------------

**   Expenses would exceed the value of the investment


16    VAN ECK/CHUBB FUNDS PROSPECTUS

                                       I. THE FUNDS / VAN ECK/CHUBB TOTAL RETURN
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


6. VAN ECK/CHUBB TOTAL RETURN PROFILE

OBJECTIVE
The Total Return Fund seeks to produce the high total return from income and capital appreciation, consistent with reasonable risk, by investing in income-producing equity and debt securities.

PRINCIPAL POLICIES
The Fund intends to invest between 30% and 70% of assets in equity securities and in bonds, notes, warrants, or preferred stocks that can be exchanged for or converted into common stocks. The rest of the portfolio will normally be invested in U.S. Government and corporate bonds.

The Fund's Adviser primarily looks for stocks with the potential for capital growth, emphasizing low price to earnings ratio and low price to book value. The Fund invests only in corporate bonds rated Baa or BBB by Moody's, S&P or other ratings agencies, or in unrated bonds of equal quality, in the Adviser's opinion. The Adviser expects that the average maturity of the Fund's bond portfolio will not exceed 15 years.

The Fund invests primarily in the United States. The Fund may sometimes invest up to 20% of its assets in foreign equity and debt securities, including exchange-traded and over-the counter foreign issues, American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). Any of these securities may be traded either in the U.S. or in foreign markets.

PRINCIPAL RISKS
Fund shares are subject to ordinary market risk, and you may expect their price to rise and fall. The Fund's bond portfolio will tend to rise in value when interest rates fall and fall in value when interest rates rise. The Fund seeks to reduce volatility and principal risk by blending equity and debt investments, but overall Fund performance will depend on the Adviser's ability to time the investment mix and to react to changing market conditions. An investment in the Fund may lose money.

                                            VAN ECK/CHUBB FUNDS PROSPECTUS    17

--------------------------------------------------------------------------------

Van Eck/Chubb Total Return Performance
--------------------------------------------------------------------------------


This chart shows the historic annual total return of Class A shares of Van Eck/Chubb Total Return Fund (after sales charges). Sales loads or account fees are not reflected, if these amounts were reflected, returns would be less than those shown. This chart describes past performance only, and should not be understood as a prediction for future results.

During the period covered, the Fund's highest performing quarter (ended 12/31/98) was 5.68%. The lowest performing quarter (ended 9/30/98) was -18.20%.

--------------------------------------------------------------------------------
Van Eck/Chubb Total Return
Class A Share Annual Total Returns

As of December 31

     2.73  24.09   17.04   30.13   -4.21   14.04    7.11   29.23   -0.51   25.47

30%
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
20%
    ============================================================================
10%
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

      98     97      96      95      94      93      92      91      90      89

--------------------------------------------------------------------------------


Fund performance is shown with sales charges subtracted. The Index's performance does not reflect sales charges or operating expenses. Past performance does not guarantee or predict future results.

--------------------------------------------------------------------------------
Van Eck/Chubb Total Return
1-, 5-, and 10-Year Performance
Plus a Comparison to the S&P 500 Index(*)

As of December 31

                                     1 Year          5 Year           10 Year

Class A Shares                       -2.16%          12.10%            13.33%

Class B Shares                      -10.66%+             NA                NA

S&P 500 Index                        28.57%          24.05%            19.19%
--------------------------------------------------------------------------------

(*) The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial, and transportation). It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the index is not comprised of the 500 largest companies on the New York Stock Exchange. This index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

+    Inception 4/29/98


18       VAN ECK/CHUBB FUNDS PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------

Van Eck/Chubb Total Return Expenses
--------------------------------------------------------------------------------


This table shows certain expenses you will incur as a Fund investor, either directly or indirectly. Sales charges may decline as you buy more shares, or when you take part in certain investment programs. (See Chapter III, "Shareholder Information.") The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund.

--------------------------------------------------------------------------------
Van Eck/Chubb Total Return Fund
Shareholder Transaction Expenses

Sales Charges                                         CLASS A      CLASS B
Maximum Sales Charge                                   4.75%            0%
  (% of offering price)
Contingent Deferred Sales Charge
  (Redemption Charge)                                   0.0%          5.0%

Annual Fund Operating Expenses (% of net assets)
Management/Administration Fees                          .65%          .65%
12b-1 Fees (Shareholder Servicing Fees)                 .50%         1.00%
Other Expenses                                          .10%          .10%

Total Fund Operating Expenses(*)                       1.25%         1.75%

--------------------------------------------------------------------------------

* After fee waiver. Total Fund Operating Expenses for A shares would have been 1.25% and 1.75% for class B shares.


The table above shows the expenses you would pay on a hypothetical $10,000 investment. The example presumes an average annual return of 5% with redemption at the end of each time period. This illustration is hypothetical. In a real investment, your actual expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
Expense Example
What a $10,000 investment would actually cost

                                        CLASS A                 CLASS B
--------------------------------------------------------------------------------

1 year                                     $631                    $799

3 years                                   $ 959                 $ 1,315

5 years                                 $ 1,309                 $ 1,757

10 years                                 $2,295                 $ 3,280
--------------------------------------------------------------------------------


                                        VAN ECK/CHUBB FUNDS PROSPECTUS       19

--------------------------------------------------------------------------------

II. Additional Investment Strategies
--------------------------------------------------------------------------------


OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.

MARKET RISK

An investment in any of the Funds involves "market risk"--the risk that securities prices may go up or down.

OTHER INVESTMENT TECHNIQUES AND RISK

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)

Funds              All

Definition         Asset-backed securities backed by pools of mortgages.
                   CMOs are fixed-income securities, rated by agencies like other fixed-income securities; the Funds invest in CMOs rated A or better by S&P and Moody's. CMOs "pass through" payments made by individual mortgage holders, represent pools of consumer loans unrelated to mortgages.

Risk               Mortgage holders often refinance when interest rates fall;
                   reinvestment of prepayments at lower rates can reduce the yield of the CMO. Reduced CMO yields can adversely affect the overall yield of the Fund.

EQUITY SECURITIES

Funds Capital Appreciation Fund, Global Income Fund, Growth and Income Fund, Total Return Fund

Definition         Equity securities (usually, "stocks") represent shares of
                   ownership in companies.

Risk Equity securities of small- and mid-size companies may fluctuate more in price than equities of large companies, because small companies may have limited product lines, or may depend on the expertise of a few people, or may have limited financial resources. Conversely, such securities can offer the opportunity for greater growth than large-company stocks.


20    VAN ECK/CHUBB FUNDS PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


DERIVATIVES

Funds             All

Definition        A derivative is a security that derives its current value from the current value of another security. It can also derive its value from a commodity, a currency, or a securities index.
                  The Funds use derivatives, either on their own, or in combination with other derivatives, to offset other investments with the aim of reducing risk--that is called
                  "hedging." The Funds also invest in derivatives for their investment value.

                  Kinds of derivatives include, but are not limited to: forward contracts, futures contracts, options and swaps. The Funds will not commit more than 5% of assets to initial margin deposits on futures contracts and premiums on options for futures contracts (leverage). Hedging, as defined by the Commodity Exchange Act, is excluded from this 5% limit.

Risks Derivatives bear special risks, by their very nature. First, the Fund Advisers must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. Second, the price swings of an underlying security tend to be magnified in the price swing of its derivative. If a Fund invests in a derivative with "leverage"--by borrowing--an unanticipated price move might result in the Fund losing more than its original investment.

                  For a complete discussion of the kinds of derivatives the Funds use, and of their risks, please see the SAI.


                                            VAN ECK/CHUBB FUNDS PROSPECTUS    21

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


FOREIGN SECURITIES, DEPOSITARY RECEIPTS

Funds Capital Appreciation Fund, Global Income Fund, Growth and Income Fund, Total Return Fund

Definition           Securities issued by foreign companies, traded in foreign
                     currencies, or issued by companies with most of their business interests in foreign countries. For purposes of this definition, Depositary Receipts--obligations traded on more established exchanges, denominated in larger currencies, representing foreign issues--are considered foreign securities.

Risk Foreign investing involves greater risks than investing in U.S. securities. These risks include: exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of expropriation, confiscatory taxation, or political, economic or social instability. Foreign accounting can be different--and less revealing-- than American accounting practice. Foreign regulation of stock exchanges may be inadequate or irregular.

                     Some of these risks may be reduced when Funds invest indirectly in foreign issues via American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares
                     (GDSs), and securities of foreign investment funds or trusts, including passive foreign investment companies. These vehicles are traded on larger, recognized exchanges and in stronger, more recognized currencies.


22    VAN ECK/CHUBB FUNDS PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


NON-DIVERSIFICATION

Funds                Global Income Fund

Definition           Under a definition provided by the Investment Company Act
                     of 1940, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries.

Risk Greater concentration of investments in non-diversified funds may make those funds more volatile than diversified funds.


LOANS OF PORTFOLIO SECURITIES

Funds                Global Income Fund

Definition           The Funds may lend their securities, up to one-third of the value of their portfolios, to broker-dealers. Broker-dealers must collateralize (secure) these borrowings in full with cash, U.S. Government securities, or high-quality letters of credit.

Risk If a broker-dealer breaches its agreement either to pay for the loan, to pay for the securities, or to return the securities, the Fund may lose money.


LOW RATED OR UNRATED DEBT SECURITIES

Funds                Global Income Fund

Definition           Debt securities, foreign and domestic, rated "below
                     investment grade" by ratings services.

Risk In the market, they can behave somewhat like stocks, with prices that can swing widely in response to the health of their issuers and to changes in interest rates. By definition, they involve more risk of default than do higher-rated issues. The Fund may invest up to 25% of its assets in these securities.



================================================================================
Year 2000

---------------

The Adviser's computer systems or the systems of other service providers could have difficulties processing and calculating date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the problem in its own computers and to obtain assurances that comparable steps are being taken by the Fund's service providers. However, there can be no assurance that these steps will avoid any adverse impact on the Funds.

Similarly, the companies in which the Funds invest could be adversely affected by this issue. The ability of the company to respond successfully to the issue requires both technological sophistication and diligence, and there can be no assurance that any steps taken will be suficient to avoid an adverse impact on the Funds.
================================================================================


                                            VAN ECK/CHUBB FUNDS PROSPECTUS    23

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


RESTRICTED SECURITIES

Funds                All

Definition           Securities not registered under the Securities Act of 1933, as amended ("the Act"), including those that can be offered and sold to "qualified institutional buyers" under Rule
                     144A under the Act ("Rule 144A securities").

Risk Because these securities are not registered or priced via regular exchanges, a Fund may not be able to sell them when it wants to, or may have to sell them for a reduced price.


REVERSE REPURCHASE AGREEMENTS

Funds                Global Income Fund

Definition           The Fund sells portfolio securities and agrees to
                     repurchase them at a certain price on a certain date. At the same time, the Fund opens an account with the Custodian containing cash or securities equal in value to the securities in the reverse repurchase agreement.

Risk The securities set aside to collateralize the reverse repurchase agreement may decline in value during the time of the agreement. The counterparty to the repurchase agreement may go bankrupt or become insolvent, which would delay closing the agreement and tie up money in the interim.


24    VAN ECK/CHUBB FUNDS PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


WHEN-ISSUED DEBT SECURITIES

Funds                Government Securities Fund, Tax-Exempt Fund

Definition           Government debt securities issued at a fixed price and
                     interest rate, but delivered and paid for some time later.

Risk Principal and interest of a when-issued security may vary during the waiting period so that its value, when the Fund takes possession of it, may be different than when the Fund committed to buy it. The Fund limits when-issued securities purchases to no more than 10% of its assets.


                                                  VAN ECK/CHUBB PROSPECTUS    25

--------------------------------------------------------------------------------

III. SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


HOW TO BUY, SELL, EXCHANGE, OR TRANSFER SHARES; AUTOMATIC SERVICES; MINIMUM PURCHASE AND ACCOUNT SIZE, HOW TO CHOOSE A CLASS OF SHARES; YOUR PRICE PER SHARE; SALES CHARGES; RETIREMENT PLANS; DIVIDENDS AND CAPITAL GAINS; TAXES; AND MANAGEMENT OF THE FUNDS. (SEE THE SAI FOR ADDITIONAL INFORMATION.)


1. HOW TO BUY, SELL, EXCHANGE OR TRANSFER SHARES

Through a broker or agent

We recommend that you use a broker or agent to buy, sell, exchange, or transfer shares for you. The applicable sales charge will be the same, whether you buy indirectly through a broker or agent or directly through the transfer agent. Contact your broker or agent for details.

Through the Transfer Agent,
DST Systems, Inc. (DST)

You may buy (purchase), sell (redeem), exchange, or transfer ownership of shares directly through DST by mail or telephone, as stated below.

The Funds' mailing address at DST is:
        Van Eck Global
        P.O. Box 418407
        Kansas City, MO 64141

For overnight delivery:
        Van Eck Global
        210 W. 10th St., 8th Fl.
        Kansas City, MO 64105

To telephone the Funds at DST, call Van Eck's Account Assistance at 1-800-544-4653.

PURCHASE BY MAIL
To make an initial purchase, complete the Van Eck Account Application and mail it with your check made payable to Van Eck Funds. Subsequent purchases can be made by check with the remittance stub of your account statement. You cannot make a purchase by telephone. We cannot accept third party checks, checks drawn on a foreign bank, or checks not in U.S. Dollars. There are separate applications for Van Eck retirement accounts (see "Retirement Plans" for details). For further details, see the application or call Account Assistance.

TELEPHONE REDEMPTION--PROCEEDS BY CHECK
1-800-345-8506
If your account has the optional Telephone Redemption Privilege, you can redeem up to $50,000 per day. The redemption check must be payable to the registered owner(s) at the address of record (which cannot have been changed within the past 30 days). You automatically get the Telephone Redemption Privilege (for eligible accounts) unless you specifically refuse it on your Account Application, on broker/agent settlement instructions, or by written notice to DST. All accounts are eligible for the privilege except those registered in street, nominee, or corporate name and custodial accounts held by a financial institution, including Van Eck sponsored retirement plans.


26    VAN ECK/CHUBB FUNDS PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


EXPEDITED REDEMPTION--PROCEEDS BY WIRE
1-800-345-8506
If your account has the optional Expedited Redemption Privilege, you can redeem a minimum of $1,000 or more per day by telephone or written request with the proceeds wired to your designated bank account. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.


WRITTEN REDEMPTIONS

Your written redemption (sale) request must include:

*   Fund and account number

* Number of shares or dollar amount to be redeemed, or a request to sell "all shares"

* Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST

* Special instructions, including bank wire information or special payee or address

A signature guarantee for each account holder will be required if:

*   The redemption is for $50,000 or more

*   The redemption amount is wired

*   The redemption amount is paid to someone other than the registered owner

*   The redemption amount is sent to an address other than the address of record

*   The address of record has been changed within the past 30 days

Institutions eligible to provide signature guarantees include banks, brokerages, trust companies, and some credit unions.


CHECK WRITING
If your account has the optional Redemption by Check Privilege, you can write checks against your account for a minimum of $250 and a maximum of $5 million. This privilege is only available to Tax-Exempt Fund-A, Government Securities Fund-A, and Global Income Fund-A shareholders and must be established in advance by Application. For further details, see the Application or call Account Assistance.

TELEPHONE EXCHANGE 1-800-345-8506
If your account has the optional Telephone Exchange Privilege, you can exchange between Van Eck/Chubb Funds and Van Eck Funds of the same Class without any additional sales charge. (Shares originally purchased into the Van Eck U.S. Government Money Fund, which paid no sales charge, may pay an initial sales charge the first time they are exchanged into another Class A fund.)

Exchanges of Class B shares are exempt from the redemption sales charge, which is taken only at the time of redemption and applicable to the Fund originally purchased. All accounts are eligible except for those registered in street name and certain custodial retirement accounts held by a financial institution other than Van Eck. For further details regarding exchanges, please see the application, "Market Timing Limits" and "Unauthorized Telephone Requests" below, or call Account Assistance.


                                            VAN ECK/CHUBB FUNDS PROSPECTUS    27

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


WRITTEN EXCHANGES
Written requests for exchange must include:

*   The fund and account number to be exchanged out of

*   The fund to be exchanged into

* Directions to exchange "all shares" or a specific number of shares or dollar amount

* Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST

For further details regarding exchanges, please see the applicable information in "Telephone Exchange" on the preceding page.

TRANSFER OF OWNERSHIP
Requests must be in writing and provide the same information and legal documentation necessary to redeem and establish an account, including the social security or tax identification number of the new owner.

LIMITS AND RESTRICTIONS
Market Timing Limits
Van Eck has a policy of discouraging short-term trading, particularly by market-timers, and may limit or reject purchase orders and exchanges at its discretion. Shareholders are limited to six exchanges per calendar year. Although not generally imposed, each Fund has the ability to redeem its shares "in kind" by making payment in securities instead of dollars. For further details, contact Account Assistance.

Unauthorized Telephone Requests
Like most financial organizations, Van Eck, the Funds and DST may only be liable for losses resulting from unauthorized transactions if reasonable procedures designed to verify the caller's identity and authority to act on the account are not followed.

If you do not want to authorize the Telephone Exchange or Redemption privilege on your eligible account, you must refuse it on the Account Application, broker/agent settlement instructions, or by written notice to DST. Van Eck, the Funds, and DST reserve the right to reject a telephone redemption, exchange, or other request without prior notice either during or after the call. For further details, contact Account Assistance.


28    VAN ECK/CHUBB FUNDS PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


Automatic Services

Automatic Investment Plan
You may authorize DST to periodically withdraw a specified dollar amount from your bank account and buy shares in your Fund account. For further details and to request an Application, contact Account Assistance.

Automatic Exchange Plan
You may authorize DST to periodically exchange a specified dollar amount for your account from one Fund to another Fund. The Plan is available to Class A shares only. For further details and to request an Application, contact Account Assistance.

Automatic Withdrawal Plan
You may authorize DST to periodically withdraw (redeem) a specified dollar amount from your Fund account and mail a check to you for the proceeds. Your Fund account must be valued at $10,000 or more at current offering price to establish the Plan. The Plan is available to Class A shares only. For further details and to request an Application, contact Account Assistance.

Minimum purchase and account size
An initial purchase of $1,000 and subsequent purchases of $100 dollars or more are required for non-retirement accounts. There are no minimums for any retirement or pension plan account, for any account using the Automatic Investment Plan, or for any other periodic purchase program.

If the size of your account falls below 50 shares after the initial purchase, each Fund reserves the right to redeem your shares after 30 days notice to you. This does not apply to accounts exempt from purchase minimums as described above.


How Fund shares are priced

The Funds buy or sell their shares at their net asset value, or NAV, per share. The Funds calculate NAV every day the New York Stock Exchange (NYSE) is open, as of the close of the NYSE, which is normally 4:00 p.m. Eastern Time. There are some exceptions, including these:

* You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated on the next available open day of the NYSE.

* Some NAV determinations depend on calculating the value of securities which may be traded on foreign exchanges or over-the-counter. These securities may be unavailable for a price quote during NYSE operating hours.

The Funds value their assets at fair market value, when price quotes are available. Otherwise, the Funds' Board of Directors determines fair market value in good faith.


2. HOW TO CHOOSE A SHARE CLASS

The Funds offer Class A and Class B Shares. Separate share classes allow you to choose the type of sales charge and 12b-1 fee schedule that is best for you. Class B Shares automatically convert to Class A Shares eight years after each individual purchase. You, with your broker or agent, should review "Sales Charges," "Plan of Distribution (12b-1 Plan)," and the Fund's per share expenses in "I. The Funds" and "IV. Financial Highlights" in this prospectus before choosing a share class.

*   Class A Initial sales charge at time of purchase.

* Class B Contingent Deferred Sales Charge (CDSC) at time of redemption. The CDSC decreases yearly until it becomes zero in the seventh year.


                                            VAN ECK/CHUBB FUNDS PROSPECTUS    29

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--------------------------------------------------------------------------------


3. SALES CHARGES

----------------------------------------------------------------------------------------------------------------------------
Class A Shares Sales Charges
Capital Appreciation Fund, Global Income Fund, Government Securities Fund, Growth and Income Fund,
Tax-Exempt Fund and Total Return Fund

                                       Sales Charge as a Percentage of           Discount to Brokers or Agents
Dollar Amount of Purchase            Offering Price    Net Amount Invested     as a Percentage of Offering Price*
Less than $100,000                          4.75%             5.0%                             4.00%

$100,000 to $249,999                        3.75%             3.9%                             3.15%

$250,000 to $499,999                        2.50%             2.6%                             2.00%

$500,000 to $999,999                        2.00%             2.0%                             1.65%

$1,000,000 and over                         None**

----------------------------------------------------------------------------------------------------------------------------

* Brokers or Agents who receive substantially all of the sales charge for shares they sell may be deemed to be statutory underwriters.

** For any single purchase of $1 Million or more of Class A shares, the Distributor may pay a finder's fee to eligible brokers and agents. For details, contact the Distributor.

----------------------------------------------------------------------------------------------------------------------------
Class B Shares Sales Charges
Capital Appreciation Fund, Global Income Fund, Government Securities Fund, Growth and Income Fund,
Tax-Exempt Fund and Total Return Fund

Shareholders time of redemption                        Contingent Deferred Sales Charge (CDSC)
During Year One                                         5.0% of the lesser of NAV or purchase price

During Year Two                                         4.0% of the lesser of NAV or purchase price

During Year Three                                       4.0% of the lesser of NAV or purchase price

During Year Four                                        3.0% of the lesser of NAV or purchase price

During Year Five                                        2.0% of the lesser of NAV or purchase price

During Year Six                                         1.0% of the lesser of NAV or purchase price

Thereafter                                                                None

----------------------------------------------------------------------------------------------------------------------------

Class B Broker/Agent Compensation: 4% of the amount purchased at time of investment.


30      VAN ECK/CHUBB FUNDS PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Reduced or Waived Sales Charges

You may qualify for a reduced or waived sales charge as stated below, or under other appropriate circumstances. You (or your broker or agent) must notify DST or Van Eck at the time of each purchase or redemption whenever a reduced or waived sales charge is applicable. The term "purchase" refers to a single purchase by an individual (including spouse and children under age 21), corporation, partnership, trustee, or other fiduciary for a single trust, estate, or fiduciary account. The value of shares owned by an individual in Class A, B and C of each of the Van Eck/Chubb Funds and Van Eck Funds (except for the Van Eck U.S. Government Money Fund) may be combined for a reduced sales charge in Class A shares only.

FOR CLASS A SHARES

RIGHT OF ACCUMULATION When you buy shares, the amount you buy will be combined with the value, at current offering price, of any existing Fund shares you own. This total will determine the sales charge level you qualify for.

COMBINED PURCHASES The combined amounts of your multiple purchases in the Funds on a single day determines the sales charge level you qualify for.

LETTER OF INTENT If you plan to make purchases in the Funds within a 13 month period that total an amount equal to a reduced sales charge level, you can establish a Letter of Intent (LOI) for that amount. Under the LOI, your initial and subsequent purchases during that period receive the sales charge level applicable to that total amount. For escrow provisions and details, see the Application.

GROUP PURCHASES If you are a member of a "qualified group," you may purchase shares of the Funds at the reduced sales charge applicable to the group as a whole. A qualified group (1) has more than 10 members, (2) has existed over six months, (3) has a purpose other than acquiring fund shares at a discount, (4) and has satisfied certain other criteria, including the use of the Automatic Investment Plan. For details, contact the Distributor.

PERSONS AFFILIATED WITH VAN ECK Trustees, officers, and full-time employees (and their families) of the Funds, Adviser or Distributor may buy without a sales charge. Also, employees (and their spouses and children under age 21) of a brokerage firm or bank that has a selling agreement with Van Eck, and other affiliates and agents, may buy without a sales charge.

INVESTMENT ADVISERS, FINANCIAL PLANNERS AND BANK TRUST DEPARTMENTS Investment advisers, financial planners and bank trust departments that meet certain requirements and are compensated by asset-based fees may buy without a sales charge on behalf of their clients.

FOREIGN FINANCIAL INSTITUTIONS Certain foreign financial institutions that have agreements with Van Eck may buy shares with a reduced or waived sales charge for their omnibus accounts on behalf of foreign investors.

INSTITUTIONAL RETIREMENT PROGRAMS Certain financial institutions who have agreements with Van Eck may buy shares without a sales charge for their omnibus accounts on behalf of investors in retirement plans and deferred compensation plans other than IRAs.

BUY-BACK PRIVILEGE You have the one-time right to reinvest proceeds of a redemption from a Class A Fund into that Fund or another Class A Fund within 30 days without a sales charge, excluding the Van Eck U.S. Government Money Fund. Reinvestment into the same Fund within 30 days is considered a "wash sale" by the IRS and cannot be declared as a capital loss or gain for tax purposes.

MOVING ASSETS FROM ANOTHER MUTUAL FUND GROUP You may purchase shares without a sales charge with the proceeds of a redemption made within three months from another mutual fund group not managed by Van Eck or its affiliates. The shares redeemed must have paid an initial sales charge in a Class A fund. Also, the financial representative of record must be the same on the Van Eck/Chubb Fund account as for the other mutual fund redeemed.


                                            VAN ECK/CHUBB FUNDS PROSPECTUS    31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


FOR CLASS B SHARES
DEATH OR DISABILITY  The redemption sales charge may be waived upon (1) death or
(2) disability as defined by the Internal Revenue Code.

CERTAIN RETIREMENT DISTRIBUTIONS The redemption sales charge may be waived for lump sum or other distributions from IRA, Keogh, and 403(b) accounts following retirement or at age 70 1/2. It is also waived for distributions from qualified pension or profit sharing plans after termination of employment after age 55. In addition, it is waived for shares redeemed as a tax-free return of an excess contribution.

4. RETIREMENT PLANS

Fund shares may be invested in tax-advantaged retirement plans sponsored by Van Eck or other financial organizations. Retirement plans sponsored by Van Eck use Investors Fiduciary Trust Company ("IFTC") as custodian and must receive investments directly by check or wire using the appropriate Van Eck retirement plan application. Confirmed trades through a broker or agent cannot be accepted. To obtain applications and helpful information on Van Eck retirement plans, contact your broker or agent or Account Assistance.

Retirement Plans Sponsored by Van Eck:

IRA
Roth IRA

Education IRA
SEP IRA

403(b)(7)
Qualified Pension Plan (Keogh)

5. TAXES

TAXATION OF DIVIDEND OR CAPITAL GAIN
DISTRIBUTIONS YOU RECEIVE
For tax-reportable accounts, distributions are normally taxable even if they are reinvested. Distributions of dividends and short-term capital gains are taxed as ordinary income. Distributions of long-term capital gains are taxed at capital gain rates.

TAXATION OF SHARES YOU SELL
For tax-reportable accounts, when you redeem your shares you may incur a capital gain or loss on the proceeds. The amount of gain or loss, if any, is the difference between the amount you paid for your shares (including reinvested distributions) and the amount you receive from your redemption. Be sure to keep your regular statements; they contain the information necessary to calculate the capital gain or loss. If you redeem shares from an eligible account, you will receive an Average Cost Statement in February to assist you in your tax preparations.

An exchange of shares from one Fund to another will be treated as a sale of Fund shares. It is, therefore, a taxable event.

NON-RESIDENT ALIENS
Distributions of dividends and short-term capital gains, if any, made to non-resident aliens are subject to a 30% withholding tax (or lower tax treaty rates for certain countries). The Internal Revenue Service considers these distributions U.S. source income. Currently, the Funds are not required to withhold tax from long-term capital gains or redemption proceeds.

TAXATION OF DISTRIBUTIONS FROM
THE TAX-EXEMPT FUND
Van Eck expects that substantially all of the dividends paid by the Tax-Exempt Fund will be exempt from Federal Income taxes. Dividend distributions may be subject to state and local taxes. Some distributions of income or capital gains from taxable securities may be taxable; investors who are residents of certain states may also be subject to Alternative Minimum Tax on these distributions.

Van Eck will notify you with your 1099-DIV tax form after the end of the year regarding the tax character of your Tax-Exempt Fund distributions.


32    VAN ECK GLOBAL PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
6. DIVIDENDS AND CAPITAL GAINS

If declared, dividend and capital gain distributions are generally paid on the last business day of the month of declaration. Short-term capital gains are treated like dividends and follow that schedule. Occasionally, a distribution may be made outside of the normal schedule.

--------------------------------------------------------------------------------
Dividend and Capital Gain Schedule

Fund                             Dividends and Short-Term      Long-Term
                                      Capital Gains          Capital Gains

Capital Appreciation Fund     December                       December

Global Income Fund            Monthly                        December

Government Securities Fund    Daily Accrual, paid monthly    December

Growth and Income Fund        December                       December

Tax-Exempt Fund               Monthly                        December

Total Return Fund             March/June/September/December  December
--------------------------------------------------------------------------

Dividend and Capital Gain Reinvestment Plan
Dividends and/or capital gains are automatically reinvested into your account without a sales charge, unless you elect a cash payment. You may elect cash payment either on your original Account Application, or by calling Account Assistance at 1-800-544-4653.

Divmove
You can have your cash dividends from a Class A Fund automatically invested in another Class A fund. Dividends are invested on the payable date, without a sales charge. For details and an Application, call Account Assistance.


                                            VAN ECK/CHUBB FUNDS PROSPECTUS    33

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
7. MANAGEMENT OF THE FUNDS

                                       ----------------------------------------
                                                    ADMINISTRATOR
                                           Van Eck Associates Corporation,
                                         99 Park Avenue, New York, NY 10016,
                                        serves as administrator to each of the
                                       Funds, under an Administration Agreement
                                            with Van Eck/Chubb Funds, Inc.
                                       ----------------------------------------
                                                          |
                                                          |
------------------------------------                      |
            INDEPENDENT                                   |
            ACCOUNTANTS                       ---------------------------------
         Ernst & Young LLP,                           INVESTMENT ADVISER                 -----------------------------------
   787 Seventh Avenue, New York,                 Chubb Asset Managers, Inc.,                       THE COMPANY
 NY 10019, provides audit services,            15 Mountain View Road, Warren,             "The Company" is incorporated in
    consultation and advice with                 NJ  07059, a wholly owned               the state of Maryland and consists
  respect to financial information  ___________   subsidiary of The Chubb  ______________  of the Van Eck/Chubb Funds, Inc.
 in the Company's filings with the            Corporation, serves as investment          listed in this prospectus ("Funds").
  SEC, consults with the Company              adviser to the Funds. The Adviser             The Board of Directors manages
   on accounting and financial                 works under the supervision of             the Funds' business and affairs.
 reporting matters, and prepares                    the Board of Directors.              -----------------------------------
    the Company's tax returns.                ---------------------------------
------------------------------------                       |
                                                           |
                         __________________________________|___________________________________
                         |                                 |                                  |
     ---------------------------------------------         |            -----------------------------------------
                     DISTRIBUTOR                           |                            TRANSFER AGENT
     Van Eck Securities Corporation, 99 Park Ave.,         |            DST Systems, Inc., 210 West 10th Street,
      New York, NY 10016 distributes the Funds             |                8th Floor, Kansas City, MO 64105,
         and is wholly owned by the Administrator.         |              serves as the Funds' transfer agent.
     ---------------------------------------------         |            -----------------------------------------
                                                           |
                                             ---------------------------------
                                                        CUSTODIAN
                                              Citibank, N.A., 111 Wall Street,
                                                   New York, NY 10043,
                                                holds Fund securities and
                                                     settles trades.
                                             ---------------------------------


34     VAN ECK/CHUBB FUNDS PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

INFORMATION ABOUT FUND MANAGEMENT

INVESTMENT ADVISER

CHUBB ASSET MANAGERS, INC., is a wholly owned subsidiary of The Chubb Corporation, which ranks as one of the nation's top 15 Stock/Insurance companies, with assets exceeding $19.6 billion. The principals of the Adviser are investment personnel of Chubb & Son, a division of an affiliate of Chubb Corporation. They provide investment advice and supervision to the portfolios of The Chubb Corporation and its affiliates. Certain employees of the Adviser also provide investment services to portfolios not affiliated with Chubb.

FEES PAID TO THE ADVISER An Expense Limitation Agreement dated January 25, 1991 implemented certain expense limits between the Company, Chubb Life, the Adviser, Jefferson Pilot Investment Advisory Corporation (formerly Chubb Investment Advisory Corporation, "CIAC", the Funds' Investment Adviser until September 30,
1997) and Chubb Securities Corporation ("CSC", the Funds' Distributor until September 30, 1997).

Under this agreement, one or more of the parties to the agreement waived fees or assumed expenses for one or more of the Funds. For the fiscal year ended December 31, 1996, CIAC accepted a reduced fee of 0.25% of the average daily net assets of the Government Securities Fund, Tax-Exempt Fund, and Capital Appreciation Fund; a reduced fee of 0.35% of the average daily net assets of the Total Return Fund and the Growth and Income Fund; and a fee of 0.45% of the average daily net assets of the Global Income Fund.

For the period from January 1, 1995 to August 31, 1995, CSC waived any amount of its Rule 12b-1 Plan fees in excess of 0.20% of the average daily net asset value of the Total Return Fund, the Growth and Income Fund, the Government Securities Fund, and the Tax-Exempt Fund.

For the period September 1, 1995 through December 31, 1996, CSC waived its 12b-1 fees in excess of 0.25% of the average daily net assets of the Total Return Fund, Growth and Income Fund, Capital Appreciation Fund, and Global Income Fund; and 0.20% of the average daily net assets of the Government Securities Fund and Tax-Exempt Fund.

For the fiscal year ended December 31, 1996, Chubb Life assumed a portion of certain additional expenses of the Company.

For the year ending December 31, 1997, the rates of net expenses borne by the Funds were limited to 1.35% of the average daily net assets of the Global Income Fund, 1.25% of the average daily net assets of the Total Return Fund, Growth and Income Fund, and Capital Appreciation Fund, and 1.00% of the average daily net assets of the Government Securities Fund and Tax-Exempt Fund. For that period, the Adviser, the Administrator, the Distributor, and Jefferson Pilot Securities Corporation and Jefferson Pilot Investment Advisory Corporation, the former Distributor and Administrator, waived all or a portion of their fees and assumed a portion of all other expenses.

Currently, each Fund pays a monthly advisory fee at the annual rate of 0.20% of the first $200 million of average daily net assets, 0.19% of the next $1.1 billion, and 0.18% of assets in excess of $1.3 billion.


                                            VAN ECK/CHUBB FUNDS PROSPECTUS    35

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS

CAPITAL APPRECIATION FUND:
Robert Witkoff, Senior Vice President

Mr. Witkoff has worked for the Adviser since 1988. He has 16 years of experience in investment management.

GLOBAL INCOME FUND:
Marjorie Raines, Senior Vice President; Roger Brookhouse, Senior Vice President; Emma Fishwick, Vice President.

Ms. Raines has worked for the Adviser since inception in 1987. She has 26 years of experience in investment management. Mr. Brookhouse has worked for the Adviser since 1995. He has over 20 years of experience in investment management. Ms. Fishwick has worked for the Adviser since 1997. She has 12 years of experience in investment management.

GOVERNMENT SECURITIES FUND:
Ned I. Gerstman, Senior Vice President; Paul Geyer, Vice President, Assistant Portfolio Manager

Mr. Gerstman has worked for the Adviser since inception in 1987. He has 20 years of experience in investment management. Mr. Geyer has worked for the Adviser since 1992. He has 10 years of experience in investment management.

GROWTH AND INCOME FUND AND TOTAL RETURN FUND:
Michael O'Reilly, President; Robert Witkoff, Senior Vice President

Mr. O'Reilly has worked for the Adviser since inception in 1987. He has over 30 years of experience in investment management. Mr. Witkoff has worked for the Adviser since 1988. He has 16 years of experience in investment management.

TAX-EXEMPT FUND:
Frederick Gaertner, Senior Vice President;
Thomas J. Swartz, III, Vice President

Mr. Gaertner has worked for the Adviser since 1989. He has 20 years of experience in investment management. Mr. Swartz has worked for the Adviser since 1988. He has 20 years of experience in investment management.

ADMINISTRATOR

Van Eck Associates Corporation, 99 Park Avenue, New York, NY 10016 serves as Administrator to each of the Funds. The Administrator performs accounting and administrative services for the Funds. For these services, each Fund pays the Administrator a monthly fee at the rate of 45% per year of the average daily net assets on the first $200 million of assets, 0.41% of the next $1.1 billion of assets, and 0.37% of assets in excess of $1.3 billion.


36    VAN ECK/CHUBB FUNDS PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Plan of Distribution (12b-1 Plan)

Each of the Funds has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act. The Board of Directors has determined that 0.25% per year of the net assets of each Fund's Class A shares or 0.75% of the net assets of each Fund's Class B shares will be used to finance sales or promotional activities, and will be considered an asset-based sales charge. Further, 0.25% per year of the net assets of each Fund will be paid to securities dealers and others as a service fee.

For a complete description of the Plan of Distribution, please see "Plan of Distribution" in the SAI.

------------------------------------------------------
Van Eck/Chubb Funds Annual 12b-1 Schedule expressed in basis points (bps)*

                                FEE TO FUND   PAYMENT
                                             TO DEALER

Capital Appreciation Fund-A      50 bps      25 bps
Capital Appreciation Fund-B     100 bps      25 bps
Global Income Fund-A             50 bps      25 bps
Global Income Fund-B            100 bps      25 bps
Government Securities Fund-A     50 bps      25 bps
Government Securities Fund-B    100 bps      25 bps
Growth and Income Fund-A         50 bps      25 bps
Growth and Income Fund-B        100 bps      25 bps
Tax-Exempt Fund-A                50 bps      25 bps
Tax-Exempt Fund-B               100 bps      25 bps
Total Return Fund-A              50 bps      25 bps
Total Return Fund-B             100 bps      25 bps
------------------------------------------------------

* A basis point (bp) is a unit of measure in the financial industry. One bp equals .01 of 1% (1% = 100 bps).

The Company

For more information on the Company, the Directors and the officers of the Company, see "The Company" and "Directors and Officers" in the SAI.

EXPENSES Each Fund bears all expenses of its operations other than those incurred by the Adviser or its affiliate under the Advisory Agreement with the Company. Many of these expenses are shown in tables in Chapter I, "The Funds," or in Chapter IV, "Financial Highlights." For a more complete description of Fund expenses, please see "Expenses" in the SAI.


                                            VAN ECK/CHUBB FUNDS PROSPECTUS    37

IV. FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE WILL HELP YOU UNDERSTAND A FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS, OR FOR A SHORTER PERIOD IF THE FUND IS NEWER THAN THAT.

1. VAN ECK/CHUBB CAPITAL APPRECIATION FUND

-----------------------------------------------------------------------------------------------------------------------------------
 Financial Highlights
                                                              Class A Shares
                                                                                                               Apr. 29, 1998-
                                                                                         Sept. 1, 1995-       Dec. 31, 1998 (d)
                                                     1998         1997         1996       Dec. 31, 1995 (d)       (Class B)
                                                  --------------------------------------------------------     ----------------
  Net Asset Value,
   beginning of period                              $15.59       $12.99       $10.40         $10.00                $17.68
                                                  --------      --------      -------        -------               -------
-----------------------------------------------------------------------------------------------------------------------------------

  INCOME FROM INVESTMENT OPERATIONS

  Net investment Income                              (0.034)       0.005        0.067          0.037                (0.026)
  Net Gains (Losses) on
    Securities (both realized and unrealized)        (1.956)       3.565        2.796          0.422                (4.084)

-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                   (1.990)       3.570        2.863          0.459                (4.120)
-----------------------------------------------------------------------------------------------------------------------------------

  LESS DISTRIBUTIONS TO SHAREHOLDERS

  Dividends from
    Net Investment Income                              -          (0.005)      (0.067)        (0.037)                 -
  Dividends in Excess
    of Net Investment Income                           -          (0.005)        -              -                     -
  Distributions from
    Capital Gains                                    (0.690)      (0.960)      (0.206)        (0.022)               (0.690)
  Distributions in Excess
    of Capital Gains                                   -            -            -              -                     -
  Returns of Capital                                   -            -            -              -                     -

-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                (0.690)      (0.970)      (0.273)        (0.059)               (0.690)
-----------------------------------------------------------------------------------------------------------------------------------

  Net Asset Value,
   end of period                                    $12.91       $15.590      $12.99         $10.400               $12.87
                                                  ========      ========      =======        =======              =======
  Total Return (a)                                  (12.76%)      27.79%       27.53%          4.60                (23.32%)

  RATIOS TO AVERAGE NET ASSETS

  Gross Expenses (b)                                  1.62%        1.52%        1.81%          2.50% (c)            20.69% (c)
  Net Expenses                                        1.25%        1.25%        1.13%          1.25% (c)             1.75% (c)
  Net Investment Income (loss)                       (0.22%)       0.08%        0.86%          1.38% (c)            (0.60%)(c)
  Portfolio Turnover Rate                            20.94%       50.67%       41.97%          2.73%                20.94%
  Net Assets at End of Period                  $33,172,569  $41,482,081   $6,440,571     $1,596,254               $10,518
  Commission Rate  (c)                               -          $0.0685      $0.0700          -                       -

-----------------------------------------------------------------------------------------------------------------------------------

Footnotes
---------

(a) Total return is calculated by assuming that you make an investment at net asset value at the beginning of the period, reinvest all dividends and capital gains at net asset value during the period, then redeem (sell) all shares at the end of the period. Total return for a period of less than a year is not annualized.

(b) Does not reflect sales load. Had fees not been waived and expenses not been assumed.

(c) Annualized.

(d) Commencement of operations.


38    VAN ECK/CHUBB FUNDS PROSPECTUS

                                                        IV. FINANCIAL HIGHLIGHTS




2. VAN ECK/CHUBB GLOBAL INCOME FUND

---------------------------------------------------------------------------------------------------------------------------------
 Financial Highlights
                                                               Class A Shares
                                                                                                          Apr. 29, 1998-
                                                                                          Sept. 1, 1995- Dec. 31, 1998  (c)
                                                     1998         1997          1996      Dec. 31, 1995       (Class B)
                                                   ------------------------------------------------------  ----------------
  Net Asset Value,
   beginning of period                               $9.64       $10.24        $10.21        $10.00            $9.87
                                                   -------      -------       -------       -------           ------
---------------------------------------------------------------------------------------------------------------------------------

  INCOME FROM INVESTMENT OPERATIONS

  Net investment Income                               0.421        0.471         0.551         0.116            0.254
  Net Gains (Losses) on
    Securities (both realized and unrealized)         0.994       (0.476)        0.030         0.210            0.810

---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    1.415       (0.005)        0.581         0.326            1.064
---------------------------------------------------------------------------------------------------------------------------------

  LESS DISTRIBUTIONS TO SHAREHOLDERS

  Dividends from
    Net Investment Income                            (0.445)      (0.398)       (0.485)       (0.116)          (0.294)
  Dividends in Excess
    of Net Investment Income                           -            -           (0.066)         -                -
  Distributions from
     Capital Gains                                   (0.290)      (0.084)         -             -              (0.290)
  Distributions in Excess
    of Capital Gains                                   -          (0.040)         -             -                -
  Returns of Capital                                   -          (0.073)         -             -                -

---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                (0.735)      (0.595)       (0.551)        (.116)          (0.584)
---------------------------------------------------------------------------------------------------------------------------------

  Net Asset Value,
   end of period                                     $10.32        $9.64        $10.24        $10.21           $10.35
                                                   ========       =======       =======       =======          ======
  Total Return (a)                                   15.00%        0.02%         5.95%         3.27%           10.96%

  RATIOS TO AVERAGE NET ASSETS

  Gross Expenses(b)                                   1.56%        1.56%         1.68%        21.4%(b)        129.09%(b)
  Net Expenses                                        1.35%        1.35%         1.23%         1.75%*           1.85%*(b)
  Net Investment Income                               4.24%        4.62%         5.49%         4.48%*           4.00%*(b)
  Portfolio Turnover Rate                            99.31%      185.95%        80.70%        14.16%*          99.31%*
  Net Assets at End of Period                  $91,209,649  $52,087,567   $12,226,878   $10,705,562           $3,602

---------------------------------------------------------------------------------------------------------------------------------

(a) Total return is calculated by assuming that you make an investment at net asset value at the beginning of the period, reinvest all dividends and capital gains at net asset value during the period, then redeem (sell) all shares at the end of the period. Total return for a period of less than a year is not annualized.

(b) Does not reflect sales load. Had fees not been waived and expenses not been assumed.

(c) Commencement of operations.

*   Annualized.


                                            VAN ECK/CHUBB FUNDS PROSPECTUS    39

THE FINANCIAL HIGHLIGHTS TABLE WILL HELP YOU UNDERSTAND A FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS, OR FOR A SHORTER PERIOD IF THE FUND IS NEWER THAN THAT.



3. VAN ECK/CHUBB GOVERNMENT SECURITIES FUND

-----------------------------------------------------------------------------------------------------------------------------------
 Financial Highlights
                                                                   Class A Shares                         Apr. 29, 1998-
                                                                                                         Dec. 31, 1998 (d)
                                                 1998         1997         1996        1995        1994       (Class B)
                                              ------------------------------------------------------------------------------
  Net Asset Value,
   beginning of period                           $10.82       $10.48       $10.78       $9.75      $10.71        $10.79
                                              ---------     --------     --------     -------    --------      --------
-----------------------------------------------------------------------------------------------------------------------------------

  INCOME FROM INVESTMENT OPERATIONS

  Net investment Income                           0.583        0.616        0.623        0.636       0.607         0.372
  Net Gains (Losses) on
    Securities (both realized and unrealized)     0.200        0.340       (0.300)       1.030      (0.960)        0.230

-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                0.783        0.956        0.323        1.666      (0.353)        0.602)
-----------------------------------------------------------------------------------------------------------------------------------

  LESS DISTRIBUTIONS TO SHAREHOLDERS

  Dividends from
    Net Investment Income                        (0.583)      (0.616)      (0.623)      (0.636)     (0.607)       (0.372)
  Dividends in Excess
    of Net Investment Income                       -            -            -            -           -             -
  Distributions from
    Capital Gains                                  -            -            -            -           -             -
  Distributions in Excess
    of Capital Gains                               -            -            -            -           -             -
  Returns of Capital                               -            -            -            -           -             -

-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                            (0.583)      (0.616)      (0.623)      (0.636)     (0.607)       (0.372)
-----------------------------------------------------------------------------------------------------------------------------------

  Net Asset Value,
   end of period                                $11.02        $10.82       $10.48       $10.78        $9.75        $11.02
                                              ========      ========     ========      =======     ========      ========
  Total Return (a)                                7.40%        9.44%        3.19%       17.50%       (3.34%)        5.62%

  RATIOS TO AVERAGE NET ASSETS
  Gross Expenses(b)                               1.61%        1.55%        1.60%        1.70%        1.71%         4.05%(c)
  Net Expenses                                    1.00%        1.00%        0.93%        1.00%        1.00%         1.50%(c)
  Net Investment Income                           5.32%        5.78%        5.94%        6.16%        5.96%         4.63%(c)
  Portfolio Turnover Rate                        14.10%       39.86%      140.94%      276.56%      113.36%        14.10%
  Net Assets at End of Period              $32,729,708  $31,738,990  $12,818,450  $13,886,478  $12,534,640      $154,220

-----------------------------------------------------------------------------------------------------------------------------------

(a) Total return is calculated by assuming that you make an investment at net asset value at the beginning of the period, reinvest all dividends and capital gains at net asset value during the period, then redeem (sell) all shares at the end of the period. Total return for a period of less than a year is not annualized.

(b) Does not reflect sales load. Had fees not been waived and expenses not been assumed.

(c) Annualized.

(d) Commencement of operations.


40    VAN ECK/CHUBB FUNDS PROSPECTUS

                                                        IV. FINANCIAL HIGHLIGHTS



4. VAN ECK/CHUBB GROWTH AND INCOME FUND

--------------------------------------------------------------------------------------------------------------------------
 Financial Highlights
                                                                   Class A Shares                          Apr. 29, 1998-
                                                                                                           Dec. 31, 1998 (d)
                                                 1998         1997         1996        1995        1994         (Class B)
                                                --------------------------------------------------------   ----------------
  Net Asset Value,
   beginning of period                          $24.56       $21.04       $18.58      $14.77      $16.70       $27.94
                                                ------       ------       ------      ------      ------        -----
--------------------------------------------------------------------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment Income                           0.110        0.096        0.250       0.204       0.247        0.021
  Net Gains (Losses) on
    Securities (both realized and unrealized)    (0.156)       5.286        3.931       5.042      (0.954)      (3.517)
--------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations               (0.046)       5.382        4.181        5.246       (0.707)      (3.496)
--------------------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from
    Net Investment Income                        (0.111)      (0.096)      (0.250)      (0.204)      (0.247)      (0.111)
  Dividends in Excess
    of Net Investment Income                       -          (0.004)        -            -            -            -
  Distributions from
    Capital Gains                                (0.443)      (1.762)      (1.471)      (0.885)      (0.976)      (0.443)
  Distributions in Excess
    of Capital Gains                               -            -            -          (0.346)        -            -
  Returns of Capital                               -            -            -          (0.001)        -            -
--------------------------------------------------------------------------------------------------------------------------
  Total Distributions                            (0.554)      (1.862)      (1.721)      (1.436)      (1.223)      (0.554)
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value,
   end of period                                $23.960       $24.56       $21.04       $18.58       $14.77       $23.89
                                                =======      =======      =======      =======      =======      =======
  Total Return (a)                               (0.18%)      25.85%       22.50%       35.52%       (4.26%)     (12.51%)

  RATIOS TO AVERAGE NET ASSETS
  Gross Expenses(b)                               1.57%        1.49%        1.58%        1.69%        1.71%        2.48%(c)
  Net Expenses                                    1.25%        1.25%        1.06%        1.08%        1.00%        1.75%(c)
  Net Investment Income                           0.44%        0.49%        1.29%        1.20%        1.66%        0.27%(c)
  Portfolio Turnover Rate                        43.42%       21.02%       44.50%       37.59%       46.17%       43.42%
  Net Assets at End of Period              $67,477,768  $66,762,320  $40,381,849  $29,144,161  $18,679,228     $594,545
-------------------------------------------------------------------------------------------------------------------------


(a) Total return is calculated by assuming that you make an investment at net asset value at the beginning of the period, reinvest all dividends and capital gains at net asset value during the period, then redeem (sell) all shares at the end of the period. Total return for a period of less than a year is not annualized.

(b) Does not reflect sales load. Had fees not been waived and expenses not been assumed.

(c) Annualized

(d)  Commencement of operations.


                                            VAN ECK/CHUBB FUNDS PROSPECTUS    41

THE FINANCIAL HIGHLIGHTS TABLE WILL HELP YOU UNDERSTAND A FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS, OR FOR A SHORTER PERIOD IF THE FUND IS NEWER THAN THAT.

5. VAN ECK/CHUBB TAX-EXEMPT FUND

--------------------------------------------------------------------------------------------------------------------------
 Financial Highlights
                                                                      Class A Share                        Apr. 29, 1998-
                                                                                                          Dec. 31, 1998 (d)
                                                 1998         1997         1996         1995         1994       (Class B)
                                                ---------------------------------------------------------  ---------------
  Net Asset Value,
   beginning of period                          $12.56       $12.15       $12.33       $11.22       $12.58       $12.46
                                                ------       ------       ------       ------       ------       ------
--------------------------------------------------------------------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS

  Net investment Income                           0.537        0.581        0.611        0.621        0.618        0.289
  Net Gains (Losses) on
    Securities (both realized and unrealized)     0.202        0.450       (0.137)       1.132       (1.360)       0.341
--------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                0.739        1.031        0.474        1.753       (0.742)       0.630
--------------------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from
    Net Investment Income                        (0.539)      (0.581)      (0.611)      (0.621)      (0.618)      (0.320)
  Dividends in Excess
    of Net Investment Income                       -            -            -            -            -            -
  Distributions from
    Capital Gains                                (0.020)      (0.036)      (0.043)      (0.010)        -          (0.020)
  Distributions in Excess
    of Capital Gains                               -          (0.004)        -          (0.012)        -            -
  Returns of Capital                               -            -            -            -            -            -
--------------------------------------------------------------------------------------------------------------------------
  Total Distributions                            (0.559)      (0.621)      (0.644)      (0.643)      (0.618)      (0.340)
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value,
   end of period                                $12.74        $12.56       $12.15       $12.33      $11.22        $12.75
                                                ======       =======      =======      =======      =======       ======
  Total Return (a)                                6.01%        8.73%        4.00%       15.88%       (5.97%)        5.10%

  RATIOS TO AVERAGE NET ASSETS
  Gross Expenses (b)                              1.63%        1.56%        1.65%        1.79%        1.80%       117.84%(c)
  Net Expenses                                    1.00%        1.00%        0.98%        1.00%        1.00%         1.50%(c)
  Net Investment Income                           4.23%        4.74%        5.00%        5.21%        5.21%         4.30%(c)
  Portfolio Turnover Rate                         2.50%       12.78%       16.29%        7.39%        8.37%         2.50%
  Net Assets at End of Period              $31,679,540  $31,288,493  $15,061,382  $15,259,349  $13,937,939       $29,208
  Commission Rate (c)                              -            -            -           -           -              -
--------------------------------------------------------------------------------------------------------------------------

(a) Total return is calculated by assuming that you make an investment at net asset value at the beginning of the period, reinvest all dividends and capital gains at net asset value during the period, then redeem (sell) all shares at the end of the period. Total return for a period of less than a year is not annualized. Does not reflect sales load.

(b) Had fees not been waived and expenses had not been assumed.

(c) Annualized.

(d) Commencement of operations.


42    VAN ECK/CHUBB FUNDS PROSPECTUS

6. VAN ECK/CHUBB TOTAL RETURN FUND

--------------------------------------------------------------------------------------------------------------------------
  Financial Highlights
                                                                     Class A Shares                       Apr. 29, 1998-
                                                                                                          Dec. 31, 1998 (d)
                                                 1998         1997         1996        1995        1994       (Class B)
                                                --------------------------------------------------------  ----------------
  Net Asset Value,
   beginning of period                          $20.22       $17.41       $15.96       $13.23       $15.01       $21.94
                                                ------       ------       ------       ------       ------       ------
--------------------------------------------------------------------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS

  Net investment Income                           0.393        0.365        0.370        0.373        0.373        0.215
  Net Gains (Losses) on
   Securities (both realized and unrealized)      0.158        3.778        2.321        3.586       (0.994)      (1.534)
--------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                0.551        4.143        2.691        3.959       (0.621)      (1.319)
--------------------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from
   Net Investment Income                         (0.390)      (0.365)      (0.370)      (0.373)      (0.373)      (0.270)
  Dividends in Excess
   of Net Investment Income                        -          (0.004)        -            -            -            -
  Distributions from
   Capital Gains                                 (1.111)      (0.964)      (0.871)      (0.692)      (0.786)      (1.111)
  Distributions in Excess
   of Capital Gains                                -            -            -            -            -            -
  Returns of Capital                               -            -            -          (0.164)        -            -
--------------------------------------------------------------------------------------------------------------------------
  Total Distributions                            (1.501)      (1.333)      (1.241)      (1.229)      (1.159)      (1.381)
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value,
   end of period                                $19.27       $20.220      $17.410      $15.960      $13.230      $19.24
                                                ======       =======      =======      =======      =======      ======
  Total Return (a)                                2.73%       24.09%       17.04%       30.13%       (4.21%)      (5.96%)

  RATIOS TO AVERAGE NET ASSETS
  Gross Expenses (b)                              1.61%        1.51%        1.59%        1.70%        1.73%        2.96%(c)
  Net Expenses                                    1.25%        1.25%        1.08%        1.08%        1.00%        1.75%(c)
  Net Investment Income                           1.87%        1.92%        2.26%        2.45%        2.66%        1.57%(c)
  Portfolio Turnover Rate                        15.78%       15.80%       27.01%       56.62%       37.53%       15.78%
  Net Assets at End of Period              $42,524,175  $49,933,635  $31,064,099  $22,171,326  $16,431,195     $330,398
  Commission Rate (c)                            -            -          $0.0652      $0.0700        -            -
--------------------------------------------------------------------------------------------------------------------------

(a) Total return is calculated by assuming that you make an investment at net asset value at the beginning of the period, reinvest all dividends and capital gains at net asset value during the period, then redeem (sell) all shares at the end of the period. Total return for a period of less than a year is not annualized.

(b) Had fees not been waived and expenses not been assumed.

(c) Annualized.

(d) Commencement of operations.


                                            VAN ECK/CHUBB FUNDS PROSPECTUS    43

                           VAN ECK/CHUBB FUNDS, INC.
                   99 Park Avenue, New York, New York 10016
                Shareholder Services: Toll Free (800) 544-4653
                                www.vaneck.com

     Van Eck/Chubb Funds, Inc. (the "Company") is a mutual fund consisting of six series: Van Eck/Chubb Capital Appreciation Fund (Class A and Class B), Van Eck/Chubb Global Income Fund (Class A and Class B), Van Eck/Chubb Government Securities Fund (Class A and Class B), Van Eck/Chubb Growth and Income Fund (Class A and Class B), Van Eck/Chubb Tax-Exempt Fund (Class A and Class B) and Van Eck/Chubb Total Return Fund (Class A and Class B).

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Company's prospectus dated May 1, 1999 (the "Prospectus"). This Statement of Additional Information is incorporated by reference into the Prospectus. A copy of the Prospectus is available at no charge upon written or telephone request to the Company at the address or telephone number above. Shareholders are advised to read and retain this Statement of Additional Information for future reference.

TABLE OF CONTENTS                                                                                  Page
-----------------                                                                                  ----

General Information.................................................................................  2
Investment Objectives and Policies of The Funds.....................................................  2
    Bank Obligations................................................................................  2
    Commercial Paper................................................................................  2
    Repurchase Agreements...........................................................................  3
    Reverse Repurchase Agreements...................................................................  3
    Lending of Portfolio Securities.................................................................  4
    Restricted Securities...........................................................................  4
    Loan Participations and Other Direct Indebtedness...............................................  4
    Options and Futures.............................................................................  5
    When-Issued and Delayed Delivery Securities & Forward Commitments............................... 10
    Foreign Securities.............................................................................. 10
    Foreign Currency Transactions................................................................... 11
    Depositary Receipts............................................................................. 11
    Mortgage-Related Securities..................................................................... 12
    Warrants........................................................................................ 13
    Low Rated or Unrated Debt Securities............................................................ 13
    Investment Companies............................................................................ 14
    Portfolio Turnover.............................................................................. 14
Investment Restrictions............................................................................. 14
Investment Advisory Services........................................................................ 16
The Distributor..................................................................................... 17
Portfolio Transactions and Brokerage................................................................ 19
Directors and Officers.............................................................................. 21
Purchase of Shares.................................................................................. 25
Valuation of Shares................................................................................. 26
Exchange Privilege.................................................................................. 27
Tax-Sheltered Retirement Plans...................................................................... 28
Investment Programs................................................................................. 30
Taxes............................................................................................... 31
Redemptions In Kind................................................................................. 33
Performance......................................................................................... 34
Description of the Company.......................................................................... 36
Additional Information.............................................................................. 37
Financial Statements................................................................................ 38
Appendix............................................................................................ 39

               Statement of Additional Information - May 1, 1999

                              GENERAL INFORMATION

Van Eck/Chubb Funds, Inc., (the "Company") is comprised of six separate portfolios (the "Funds"). Each of the Funds is a separate series (Fund) of the Company, which was incorporated in Maryland on April 27, 1987. The Company was incorporated on April 27, 1987 and had no business history prior to its formation. Until September 30, 1997, the name of the Company was Chubb Investment Funds, Inc. Class A shares are denoted with the suffix-A, and Class B shares with the suffix-B.

Van Eck/Chubb Capital Appreciation, Van Eck/Chubb Government Securities Fund, Van Eck/Chubb Growth and Income Fund, Van Eck/Chubb Tax-Exempt Fun and Van Eck/Chubb Total Return Fund are classified with diversified as defined in the Investment Company Act of 1940, as amended (the "Act"). This means that with respect to 75% of each Fund's assets, the Fund may not invest more than 5% of its total assets in any issuer or invest more than 10% of the outstanding voting securities of any issuer. Van Eck/Chubb Global Income Fund is classified as non-diversified, which means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited to the Act. However, to meet other requirements, the Fund at the close of each quarter of its taxable year must, in general, limit its investments so that (i) no more that 25% of its assets are invested in the securities of a single issuer, (ii) with respect to 50% of the Fund's assets, no more than 5% of its assets at the time or purchase are invested in a single issuer and (iii) the Fund will not own more than 10% of the outstanding voting securities of any one issuer.

                INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

The investment objectives and policies of each Fund are described in the Company's Prospectus under the heading "Investment Objectives and Policies" with each Fund's policies being described specifically under its own sub-heading.
The following information supplements the discussion of investment objectives and policies for each Fund contained in the Company's Prospectus. Unless otherwise specified, the investment policies and restrictions of each Fund are not fundamental policies and may be changed by the Company's Board of Directors without shareholder approval. Shareholders will be notified prior to any material change. The investment objectives of each Fund are fundamental policies and may be changed only with shareholder approval.

BANK OBLIGATIONS

All of the Funds may acquire obligations of banks with total assets of at least $500,000,000. These include certificates of deposit, bankers' acceptances, and time deposits, all of which are normally limited to $100,000 per Fund from any one bank. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. None of the Funds will invest in time deposits maturing in more than seven days.

COMMERCIAL PAPER

All the Funds may invest in commercial paper. Commercial paper involves an unsecured promissory note issued by a corporation. It is usually sold on a discount basis and has a maturity at the time of issuance of 9 months or less. The Funds may invest in commercial paper rated within the three highest categories by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's") or other nationally recognized statistical rating organizations ("NRSROs") or, if not rated, which are of equivalent investment quality in the judgment of the Adviser.

REPURCHASE AGREEMENTS

All of the Funds may invest in repurchase agreements. A repurchase agreement customarily obligates the seller, at the time it sells securities to a Fund, to repurchase the securities at a mutually agreed upon time and price. The total amount received on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The differences between the total amount to be received upon repurchase of the securities and the price which was paid by the Fund upon their acquisition is accrued as interest and is included in the Fund's net income declared as dividends. The underlying securities will consist of high-quality liquid securities. The Fund has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreements unless the seller fails to pay the repurchase price. It is each Fund's intention not to sell securities subject to repurchase agreements prior to the agreement's maturity.

During the holding period of a repurchase agreement, the seller must "mark to market" the collateral on a daily basis and must provide additional collateral if the market value of the obligation falls below the repurchase price. If a Fund acquires a repurchase agreement and then the seller defaults at a time when the value of the underlying securities is less than the obligation of the seller, the Company could incur a loss. If the seller defaults or becomes insolvent, a Fund could realize delays, costs, or a loss in asserting its rights to the collateral in satisfaction of the seller's repurchase agreement. Repurchase agreements involve certain risks not associated with direct investment in securities, including the risk that the original seller will default on its obligations to repurchase, as a result of bankruptcy or otherwise. The Fund will enter into repurchase agreements only with sellers who are believed by the Adviser to present minimal credit risks and whose creditworthiness has been evaluated by the Adviser in accordance with certain guidelines and is subject to periodic review by the Board of Directors of the Company. Currently, these guidelines require sellers who are broker-dealers to have a net worth of at least $25,000,000, although this requirement may be waived by the Board of Directors of the Company on the recommendation of the Adviser, and sellers who are banks to have assets of at least $1,000,000,000. The underlying security, held as collateral, will be marked to market on a daily basis, and must be of high-quality. The seller must provide additional collateral if the market value of the obligation falls below the repurchase price. In the event that the other party to the agreement fails to repurchase the securities subject to the agreement, a Fund could suffer a loss to the extent proceeds from the sale of the underlying securities held as collateral was less than the price specified in the repurchase agreement. The seller also must be considered by the Adviser to be an institution of impeccable reputation and integrity, and the Adviser must be acquainted with and satisfied with the individuals at the seller with whom it deals.

REVERSE REPURCHASE AGREEMENTS

In order to generate additional income the Global Income Fund may engage in reverse repurchase agreement transactions with banks, broker-dealers and other financial intermediaries. Under a reverse purchase agreement, the Fund would sell portfolio securities and agree to repurchase them at a particular price at a future date. At the time the Fund enters into the reverse repurchase agreement it will establish and maintain a segregated amount with the custodian containing cash or liquid securities having a value not less than the repurchase price, including interest. Reverse repurchase agreements involve risk that the market value of the securities retained in lieu of the sale may decline below the price the securities the Fund has sold but is obligated to repurchase. In the event the buyer of the securities files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements will be treated as borrowings for purpose of calculating the Fund's borrowing limitations. Reverse repurchase agreements are the same as repurchase agreements except that the Fund assumes the role of seller/borrower in the transaction. The Fund will invest the proceeds in other money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities.

LENDING OF PORTFOLIO SECURITIES

The Global Income Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies such loans may be made to institutions such as broker dealers, and are required to be secured continuously be collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. It is intended that the value of securities loaned would not exceed 30% of the value of the total assets of the Fund.

RESTRICTED SECURITIES

Subject to a Fund's limitations on investments in illiquid investments, a Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, a Fund might not sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS

The Funds may purchase loan participations and other direct indebtedness. In purchasing a loan participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans and other direct indebtedness that are fully secured offer the Fund more protection than an unsecured loan in the event non-payment of scheduled interest or principal. However, there is no assurance that liquidation of collateral from a secured loan or other direct indebtedness would satisfy the corporate borrower's obligation, or that collateral can be liquidated.

These loans and other direct indebtedness are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans and other direct indebtedness loans are generally made by a syndicate of lending institutions, represented by an agent lending institution, which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively such loans and other direct indebtedness may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan or other direct indebtedness either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Certain of the loan participations and other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash of high grade debt obligations in an amount sufficient to meet such commitments.

The Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct indebtedness which the Fund will purchase, the Investment Manager will rely upon its own (and not upon the original lending institution's) credit analysis of the borrower. As the Fund may be required to rely upon another institution to collect and pass on to the Fund amounts payable with respect to the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of the certain investment restrictions pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund. For example, if a loan or other direct indebtedness is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Adviser's research in an attempt to avoid situations where fraud and misrepresentation could adversely affect the Fund. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such investments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Adviser determines that such investments are illiquid, the Fund will include them in the investment limitations above.

OPTIONS AND FUTURES

CALL OPTIONS. All the Funds may write (sell) covered call options which are traded on national and international securities exchanges to enhance investment performance or for hedging purposes. A call option is a contract that gives the holder (buyer) of the option the right to buy (in return for a premium paid), and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at a specified price (the exercise price) at any time before the option expires. A covered call option is a call in which the writer of the option, for example, owns the underlying security throughout the option period or has deposited in a separate account with the Company's custodian liquid high-grade obligations or cash equal in value to the exercise price of the option.

A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the Fund owns securities not subject to a call option, the Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a seller, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price, although it must be at the previously agreed to exercise price.

A Fund may protect itself from loss due to a decline in value of the underlying security or from the loss of appreciation due to its rise in value by buying an identical option, in which case the purchase cost of such option may offset the premium received for the option previously written. In order to do this, the Fund makes a "closing purchase transaction" on the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

There is no assurance that a liquid market will exist for any particular option, at any particular time, and for some options no market may exist. If a Fund is unable to effect a closing purchase transaction, a Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

PUT OPTIONS. All the Funds may purchase put options and the Global Income Fund may also sell covered put options. A Fund may purchase put options on securities to protect its holdings in an underlying or related security against an anticipated decline in market value. Such hedge protection is provided only during the life of the put option. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held by a Fund or related to such securities will enable a Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Fund will continue to receive interest or dividend income on the security. A Fund may also sell put options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which was bought.

OPTIONS ON INDEXES. All the Funds may write covered call options and may purchase put options on appropriate securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Fund's securities or to enhance income. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash settlement amount based upon price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than the price movements in individual stocks.

The value of a securities index fluctuates with changes in the market values of the securities which are contained in the index. For example, some securities index options are based on a broad market index such as the Standard & Poor's 500 or the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are traded on exchanges or traded over-the-counter ("OTC options"). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates.

The effectiveness of hedging through the purchase or sale of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indexes on which options are purchased or written. In the purchase of securities index options, the principal risk is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in the price of the securities comprising the securities index for which the option has been purchased. In writing securities index options, the principal risks are the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities.

FUTURES TRANSACTIONS. A futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures exchanges and trading in futures is regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Upon entering into a futures contract, a Fund will be required to deposit with a futures commission merchant a certain percentage (usually 1% to 5%) of the futures contracts market value as initial margin. As a general matter, a Fund may not commit in the aggregate more than 5% of the market value of its total assets to initial margin deposits on the Fund's existing futures contracts and premium paid for options on unexpired futures contracts. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned upon termination of the futures contract if all contractual obligations have been satisfied. The initial margin in most cases will consist of cash or United States Government securities. Subsequent payments, called variation margin, may be made with the futures commission merchant as a result of marking the contracts to market on a daily basis as the contract value fluctuates.

First, there can be no assurance that the prices of such instruments and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, the Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contact or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

FUTURES ON DEBT SECURITIES. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. All of the Funds may buy and sell futures contracts on debt securities. By purchasing futures on debt securities -assuming a "long" position - a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities - assuming a "short" position - it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open future positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Adviser to reflect the fair value of the contract, in which case the positions will be valued by, or under the direction of, the Board of Directors.

The Funds by hedging through the use of futures on debt securities seek to establish more certainty with respect to the effective rate of return on their portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular debt securities, but expects the rate of return available in the bond market at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the debt securities contracts should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the debt securities will be offset, at least to some extent, by the rise in the value of the futures position in debt securities taken in anticipation of the subsequent purchase of such debt securities.

The Fund could accomplish similar results by selling debt securities with long maturities and investing in debt securities with short maturities when interest rates are expected to increase or by buying debt securities with long maturities and selling debt securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique (to reduce a Fund's exposure to interest rate fluctuations), given the greater liquidity in the futures market than in the bond market, it might be possible to accomplish the same result more effectively and perhaps at a lower cost. See "Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts" below.

INTEREST RATE AND CURRENCY FUTURES CONTRACTS. The Funds may enter into interest rate or currency futures contracts, including futures contracts on indices of debt securities, as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective rate of return on securities or currencies held or intended to be acquired. Hedging may include sales of futures as a hedge against the effect or expected increases in interest rates or decreases in currency exchange rates, and purchases of futures as an offset against the effect of expected declines in interest rates or increases in currency exchange rates.

STOCK INDEX FUTURES CONTRACTS. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the futures contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the futures contract is based. The Total Return Fund, the Growth and Income Fund, the Capital Appreciation Fund and the Global Income Fund may buy and sell stock index futures contracts.

Stock index futures may be used to hedge the equity portion of a Fund's securities portfolio with regard to market risk (involving the market's assessment of over-all economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures contracts, a Fund may seek to protect the value of its portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures contracts and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case. See "Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts" below.

OPTIONS ON FUTURES CONTRACTS. For bona fide hedging purposes, all the Funds may purchase and the Global Income Fund may sell put options and write call options on futures contracts. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position) at a specified exercise price at any time before the option expires. Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which presumably will be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (to deliver a "short" position to the option holder) at the option exercise price which presumably will be higher than the current market price of the contract in the futures market.

When a Fund, as a purchaser of a put option on a futures contract, exercises such option and assumes a short futures position, its gain will be credited to its futures variation margin account. Any loss suffered by the writer of the option of a futures contract will be debited to its futures variation margin account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option usually will realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid as purchaser or required as a writer.

Options on futures contracts can be used by a Fund to hedge the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts themselves. Depending on the pricing of the option, compared to either the futures contract upon which it is based or upon the price of the underlying securities themselves, it may or may not be less risky than direct ownership of the futures contract or the underlying securities.

In contrast to a futures transaction, in which only transaction costs are involved, benefits received by a Fund as a purchaser in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, a Fund which purchased an option will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities that would have been more completely offset if the hedge had been effected through the use of futures contracts.

If a Fund writes call options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by, or to be acquired for, the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may be partially offset by favorable changes in the value of its portfolio securities.

While the purchaser or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the existence of a liquid market. The Funds will not purchase or write options on futures contracts unless, in the Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

FOREIGN CURRENCY EXCHANGE CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. In order to hedge against foreign currency exchange rate risks, the Funds may enter into forward currency exchange contracts ("forward currency contracts"), as well as purchase put or call options on foreign currencies. A forward currency contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. In addition, for hedging purposes and to duplicate a cash market transaction, the Global Income Fund may enter into foreign currency futures contracts. The Global Income Fund may also conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds will engage in transactions in futures contracts and related options for bona fide hedging purposes and not for speculation. The Global Income Fund may engage in futures, options and currency transactions for investment purposes. The Funds may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amounts of initial margin deposits on a Fund's existing futures contracts and premiums paid for unexpired options on futures contracts would exceed 5% of the value of the Fund's total assets; provided, however, that in the case of an option that is "in-money" at the time of purchase, the "in-money" amount may be excluded in calculating the 5% limitation. In instances involving the purchase or sale of futures contracts or the writing of covered call options thereon by a Fund, such positions will always be "covered", as appropriate, by, for example, (i) an amount of cash and cash equivalents, equal to the market value of the futures contracts purchased or sold and options written thereon (less any related margin deposits), deposited in a segregated account with its custodian or (ii) by owning the instruments underlying the futures contract sold (i.e., short futures positions) or option written thereon or by holding a separate option permitting the Fund to purchase or sell the same futures contract or option at the same strike price or better.

Positions in futures contracts may be closed but only on an exchange or a board of trade which provides the market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. Consequently, where a liquid secondary market does not exist, the Fund will be unable to control losses from such futures contracts by closing out its positions.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

The Funds may make contracts to buy securities for a fixed price at a future date beyond customary settlement time. When such transactions are negotiated, the price is fixed at the time of commitment but delivery and payment for the securities can take place up to three months after the date of commitment to purchase. Such agreements involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Government Securities Fund, Tax-Exempt Fund or Global Income Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. The Fund holds, and maintains until the settlement date in a segregated account, cash or high-grade obligations in an amount sufficient to meet the purchase price of its total commitments for forward commitment securities. The Fund may realize short-term profits or losses upon the sale of such forward commitment contracts.


FOREIGN SECURITIES

The Growth and Income Fund, the Total Return Fund and the Capital Appreciation Fund may invest in and hold securities of foreign issuers in an amount, which together with investments in Depositary Receipts, American Depositary Receipts ("ADRs") European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") will not exceed 20% of the Fund's total assets. The Global Income Fund has an unlimited right to invest and hold foreign securities. For purposes hereof, securities of foreign issuers means securities of issuers organized or whose principal place of business is outside the United States, or whose securities are principally traded in securities markets outside the United States.

Although investment in foreign securities by the Capital Appreciation Fund, Growth and Income Fund and Total Return Fund are intended to reduce risk by providing further diversification, such investments, as well as those of the Global Income Fund, involve certain additional risks, including the possibility of : (1) adverse foreign political and economic developments, (2) less publicly available information about foreign issuers, (3) less comprehensive accounting, reporting and disclosure requirements, (4) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (5) expropriation or confiscatory taxation that could effect investments, (6) currency blockages which would prevent cash from being brought back in the United States, (7) generally higher brokerage and custodial costs than those of domestic securities, (8) with respect to foreign securities denominated in foreign currencies, the costs associated with the exchange of currencies and the possibility of unfavorable changes in currency rates and exchange rate regulations and (9) settlement of transactions being delayed beyond periods customary in the United States.

Investment in foreign securities may involve the following special considerations: with respect to foreign denominated securities, the risk of fluctuating exchange rates; restrictions on and costs associated with the exchange of currencies; the fact that foreign securities and markets are not as liquid as their domestic counterparts; the imposition of exchange control restrictions; and the possibility of economic or political instability. Also, issuers of foreign securities are subject to different and, in some cases, less comprehensive and non-uniform accounting, reporting and disclosure requirements than domestic issuers, and settlement of transactions with respect to foreign securities may be sometimes delayed beyond periods customary in the United States. Foreign securities also generally have higher brokerage and custodial costs than those of domestic securities. As a result, the selection of investments in foreign issues may be more difficult and subject to greater risks than investments in domestic issues. Since the Growth and Income Fund, the Total Return Fund, the Capital Appreciation Fund and the Global Income Fund may invest in businesses located in foreign nations, there is the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect investments in those nations and there may be more difficulty in obtaining and enforcing a court judgment abroad.

The Adviser will consider these and other factors before investing in particular securities of foreign issuers and will not make such investments unless, in its opinion, such investments will comply with the policies and meet the objectives of the Growth and Income Fund, the Total Return Fund, the Capital Appreciation Fund and the Global Income Fund. Also, the Board of Directors will monitor all foreign custody arrangements to ensure compliance with the Act and the rules thereunder, and will review and approve, at least annually, the continuance of such arrangements as is consistent with the best interests of the Company and its shareholders.

FOREIGN CURRENCY TRANSACTIONS

The Capital Appreciation Fund, Global Income Fund, Growth and Income Fund and Total Return Fund may sell a particular security on either a spot (cash) basis at the rate then prevailing in the currency exchange market or on a forward basis by entering into a forward contract to purchase or sell currency, to hedge against an anticipated decline in the U.S. dollar value of securities it intends or has contracted to sell. This method of attempting to hedge the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. None of the Funds is obligated to engage in any such currency hedging operations, and there can be no assurance as to the success of any hedging operations which a Fund may implement. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency it could also limit the potential gain from an increase in the value of the currency. When effecting currency exchange transactions, some price spread (to cover service charges) will be incurred. No Fund, except the Global Income Fund, intends to maintain a net exposure to such contracts where the fulfillment of the Fund's certain provisions of the Internal Revenue Code of 1986 have the effect of limiting the extent to which the fund may enter into forward contracts or futures contracts or engage in options transactions.

Although these investment practices will be used to generate additional income or attempt to reduce the effect of any price decline in the security subject to the option, they do involve certain risks that are different, in some respects, from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options-the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price; and purchasing put options-possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movement in the portion of the securities portfolios being hedged correlate with price movements in the selected securities index. Perfect correlation may not be possible because (i) the securities held or to be acquired by a Fund may not exactly match the composition of the securities indexes on which options are written or (ii) the price movements of the securities underlying the option may not follow the price movements of the portfolio securities being hedged. If the Adviser's forecasts regarding movements in securities prices or interest rates or currency prices or economic factors are incorrect, the Fund's investment results may have been better without the hedge.

DEPOSITARY RECEIPTS

The Growth and Income Fund, the Total Return Fund, the Capital Appreciation Fund and the Global Income Fund may invest in "ADRs," "GDRs," and EDRs",(collectively "Depositary Receipts") which, with the exception of the Global Income Fund, together with investment in securities of foreign issuers, will not exceed 20% of the Fund's total assets. ADRs are certificates issued by a United States bank representing the right to receive securities of a foreign issuer deposited in a foreign branch of a United States bank and traded on a United States exchange or over-the-counter. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank in the initial underwriting, although the issuing bank may impose charges for the collection of dividends and the conversion of ADRs into the underlying ordinary shares. Brokerage commissions will be incurred if ADRs are purchased through brokers on the domestic stock exchanges. Investments in ADRs have advantages over direct investments in the underlying foreign securities, including the following: they are more liquid investments, they are United States dollar-denominated, they are easily transferable, and market quotations for such securities are readily available. The risks associated with ownership of Depositary Receipts are the same as those associated with investments in foreign securities except there is no currency risk. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") are typically issued by foreign banks or trust companies, although they may be issued by US banks or trust companies, and also evidence ownership of underlying securities issued by a foreign or U.S. securities market. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Brokerage commissions will be incurred if ADRs are purchased through brokers on the U.S. stock exchange.

MORTGAGE-RELATED SECURITIES

Government National Mortgage Association ("GNMA") certificates are mortgage pass-through securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations, are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the United States Treasury. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the certificate.

In addition to GNMA certificates, the Government Securities Fund and Global Income Fund may invest in mortgage pass-through securities issued by Federal National Mortgage Association ("FNMA") and by Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA, a federally chartered and privately-owned corporation, issues mortgage-backed pass-through securities which are guaranteed as to timely payment of principal and interest by FNMA. FHLMC, a corporate instrumentality of the United States whose stock is owned by the Federal Home Loan Banks, issues two types of pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Both PCs and GMCs represent an undivided interest in a pool of conventional mortgages from FHLMC's portfolio. With respect to PCs, FHLMC guarantees the timely payment of interest and the ultimate collection of principal. With respect to GMCs, FHLMC guarantees that these securities will pay interest semi-annually and return principal annually in a guaranteed minimum amount. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States Treasury. If either fixed or variable rate pass-through securities issued by the United States Government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

The Government Securities Fund and the Global Income Fund may also invest in other types of mortgage-related securities issued by governmental entities. These other instruments include collateralized mortgage obligations ("CMOs"),mortgage-backed bonds and real estate mortgage investment conduits ("REMICs"). However, the Government Securities Fund and the Global Income Fund will not invest in residual interests of REMICs or CMOs due to the volatile nature of such instruments. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payment of principal and interest are passed through to the holders of CMOs on the same schedule as they are received, although not necessarily on a pro rata basis.

Mortgage-backed bonds are direct obligations of their issuers, payable out of the issuers' general funds and fully collateralized directly or indirectly by a pool of mortgage loans. The mortgages serve as collateral for the issuer's payment obligations on the mortgage-backed bonds, but interest and principal payments on the mortgages are not passed through directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not the effective maturity of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity).

REMICs were created through provisions in the Tax Reform Act of 1986 in order to clarify certain ambiguities concerning the tax treatment of mortgage related securities. A REMIC is an entity that holds a fixed pool of mortgages and issues multiple classes of interests. If an issuer elects to come under the REMIC provisions, its sale of "REMIC securities" will be treated as the sale of the mortgages for tax purposes, regardless of whether such securities are issued in the form of pass-throughs or collateralized debt and regardless of the financial accounting treatment used. Investors in REMICs may purchase two types of REMIC securities: (i) "regular interests", which have the characteristics of pass-throughs or CMOs (i.e., fixed interest and principal), or (ii) "residual interests", the value of which are affected by mortgage prepayments or other contingencies. Again, the Government Securities Fund and Global Income Fund will not invest in any residual interests of REMICs or CMOs.

In reliance on an SEC interpretation of the Act, the Company's investments in certain qualifying CMOs, including CMOs that have elected to be treated as REMICs, are not subject to the Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (i) invest primarily in mortgage-related securities, (ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the Act, and (iv) are not registered or regulated under the Act as investment companies. To the extent that a Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.


Prepayment of mortgages underlying mortgage-backed securities may reduce their current yield and total return. Mortgage-related securities may not be an effective means of "locking-in" long-term interest rates because of the need to invest and reinvest scheduled and unscheduled principal payments. At the time principal payments or prepayments are received by the Fund and reinvested, prevailing interest rates may be higher or lower than the Fund's current yield. However, the Investment Manager intends to invest in these securities only when the potential benefits to a Fund are deemed to outweigh the risks. Like other bond investments, the value of mortgage-related securities will tend to rise when interest rates fall, and fall when rates rise. Their value may also change because of changes in the market's perception of the creditworthiness of the organization that issued or guaranteed them or changes in the value of the underlying mortgages. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

WARRANTS

All the Funds may invest in warrants, which are rights to buy certain securities at set prices during specified time periods. If, prior to the expiration date, the Fund is not able to exercise a warrant at a cost lower than the underlying securities, the Fund will suffer a loss of its entire investment in the warrant. See investment restriction 18 for additional limitations on the use of warrants.

LOW RATED OR UNRATED DEBT SECURITIES

The existence of limited markets for particular high yield bonds or low rated securities may diminish a Fund's ability to sell such securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a Fund to obtain accurate market quotations for the purpose of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of debt securities that are low rated securities may be more complex than for issuers of higher rated securities, and the ability of the fund to achieve its investment objective may, to the extent of investment in low rated securities, be more dependent upon such creditworthiness analysis than would be the case if the fund were investing in higher rated securities.

Low rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of low rated securities defaults, the Fund may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.

INVESTMENT COMPANIES

All the Funds may, subject to their respective investment restrictions, under certain circumstances acquire the securities of other open-end and closed-end investment companies. Such investments often result in duplicate fees and expenses.

PORTFOLIO TURNOVER

Portfolio turnover for each Fund may vary from year to year or within a year depending upon economic, market and business conditions. A Fund having a higher portfolio turnover rate may realize larger amounts of gains or losses and more brokerage commissions or other transaction related costs than it would with a lower portfolio turnover rate. If there are gains, they are passed through to the shareholders as capital gains distributions and, as such, are taxable to the shareholders.


                            INVESTMENT RESTRICTIONS

Each Fund has adopted the following restrictions relating to the investments of each Fund. The investment restrictions numbered 1 through 7, 10 and 13 are fundamental policies of each Fund and may not be changed without approval of a majority of the outstanding shares of each affected Fund. Each restriction applies to each Fund of the Company, unless otherwise indicated. A change in policy affecting only one Fund may be effected with the approval of a majority of the outstanding shares of that Fund only. (As used in the Prospectus and this Statement of Additional Information, the term "majority of the outstanding voting shares" means the lesser of (1) 67% of the shares represented at a meeting of which more than 50% of the outstanding share are represented or (2) more than 50% of the outstanding shares.) All other investment restrictions are operating policies and are subject to change by the Company's Board of Directors without shareholder approval. No investment restriction which involves a maximum percentage of securities or assets will be considered to be violated unless the excess over the percentage occurs immediately after and is caused by an acquisition or borrowing of securities or assets by the Fund. A Fund will not:

1. Issue securities senior to its common stock, except to the extent that permissible borrowings may be so construed. For purposes hereof, writing covered call options and entering into futures contracts, to the extent permitted by restrictions 8 and 10 below, shall not involve the issuance of senior securities or borrowings.

2. Buy securities on margin, except that it may: (a) obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and (b) make margin deposits in connection with futures contracts, subject to restrictions 10 and 11 below.

3    Borrow money, except each Fund may, as a temporary measure for extraordinary or emergency purposes, including to cover net redemptions, and not for investment purposes, borrow from banks and then only in amounts not exceeding 5% of its total assets. In addition, no Fund may pledge, mortgage or hypothecate its assets except in connection with permissible borrowings and then only in amounts not exceeding 10% of the value of its total assets. A Fund will not pledge, mortgage or hypothecate its assets to the extent that at any time the percentage of pledged assets plus the sales commission will exceed 10% of the value of its total assets. This restriction will not prevent a Fund from (a) purchasing securities on a "forward commitment", "delayed delivery" or "when-issued" basis or (b) entering into futures contracts as set forth below in restriction 10 or as regards the Global Income Fund entering into reverse repurchase agreements, provided that a segregated account consisting of cash or liquid high grade debt securities in an amount equal to the total value of the securities underlying such agreement is established and maintained.

4. Act as an underwriter of securities of other issuers except to the extent that it may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (a) in reselling securities, such as restricted securities, acquired in private transactions and subsequently registered under the Securities Act of 1933, and (b) in connection with the purchase of government securities directly from the issuer, or (c) with respect to the Capital Appreciation Fund and Global Income Fund, except to the extent that the disposition of a security may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.

5. Invest 25% or more of the value of the total assets of any Fund, except the Global Income Fund, in securities of issuers having their principal business activities in the same industry. This restriction also shall not apply to: (i) securities issued or guaranteed by the United States Government, its agents or instrumentalities and (ii) tax-exempt securities issued by governments or political subdivisions of governments. For purposes of this restriction industrial development bonds issued by non-governmental issuers will not be considered to be tax-exempt securities.

6. Invest in real estate, although the Funds may buy securities of companies which deal in real estate, and securities which are secured by readily marketable interests in real estate, including interests in real estate investment trusts, real estate limited partnerships, real estate investment conduits or mortgage related instruments issued or backed by the United States Government, its agencies or its instrumentalities.

7. Make loans, except the Funds may: (a) purchase bonds, debentures, notes and other debt obligations customarily either publicly distributed or distributed privately to institutional investors and within the limits imposed on the acquisition of restricted securities set forth in restriction 11, and (b) enter into repurchase agreements with respect to its portfolio securities.

8. Write options, except that all the Funds may write covered call options, and the Global Income Fund may write put options, provided that as a result of such sale, a Fund's securities covering all call options or subject to put options would not exceed 25% of the value of the Fund's total assets.

9. Purchase options, except that all the Funds may purchase put options and the Global Income Fund may purchase put and call options provided that the total premiums paid for such outstanding options owned by a Fund does not exceed 5% of its total assets. No Fund, except the Global Income Fund, may write put options on securities other than to close out previously purchased put options.

10. Enter into commodity contracts, except that all the Funds may enter into financial futures contracts and the Global Income Fund may also enter into foreign currency hedging contracts and stock index futures contracts if, immediately thereafter: (a) the total of the initial margin deposits required with respect to all open futures positions at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would not exceed 5% of the value of a Fund's total assets, and
(b) a segregate account consisting of cash or liquid high-grade debt securities in an amount equal to the total market value of any futures contract purchased by a Fund, less the amount of any initial margin, is established.

11. Invest more than 10%, or in the case of the Global Income Fund and Capital Appreciation Fund 15%, of the net asset value of any Fund in securities which are not readily marketable, such as repurchase agreements having a maturity of more than 7 days, restricted securities, time deposits with maturities of more than 7 days, and other securities which are not otherwise readily marketable, provided, however, that the Global Income Fund and Capital Appreciation Fund may invest without limitation in restricted securities issued under Rule 144A of the Securities Act of 1933 provided the Board of Directors or the Adviser under the direction of the Board of Directors has determined that each such security is liquid.

12. Invest more than 10% of the value of its total assets in securities of other open-end and closed end investment companies, except by purchases in the open market involving only customary broker's commissions or as part of a merger, consolidation, or acquisition, or as otherwise permitted by the Act and rules thereunder.

13. Except with respect to the Global Income Fund, make an investment unless, when considering all its other investments, 75% of the value of the Fund's total assets would consist of cash, cash items, United States Government securities, securities of other investment companies, and other securities. For purposes of this restriction, the purchase of "other securities" is limited so that (a) no more than 5% of the value of the Fund's total assets would be invested in any one issuer and (b) no more than 10% of the issuer's outstanding voting securities would be held by the Company. As a matter of operating policy, the Company will not consider repurchase agreements to be subject to this 5% limitation if all the collateral underlying the repurchase agreements are United States Government Securities.

14. Enter into a repurchase agreement with Jefferson Pilot Financial Insurance Company of America, ("Jefferson Pilot") The Chubb Corporation, or a subsidiary of either such corporation.

15. Participate on a joint or joint and several basis in any trading account in securities, although transactions for the Funds and any other account under common management may be combined or allocated between the Fund and such account.

16. Invest in companies for the sole purpose of exercising control or management.

17. Invest in interests, other than debentures or equity stock interests, in oil and gas or other mineral exploration or development programs.

18. Invest more than 5% of the value of the total assets of the Fund in warrants, whether or not the warrants are listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

19. Invest in securities of foreign issuers, except that the Total Return Fund, the Growth and Income Fund and the Capital Appreciation Fund may invest up to 20% of the value of their total assets in securities of foreign issuers including ADRs. The Global Income Fund may invest an unlimited percentage of its assets in securities of foreign issuers, developed or undeveloped, or whether listed on an exchange or unlisted.

20. Invest in securities of any issuer if the officers and directors of the Company or the Adviser or Administrator own individually more than 1/2 of 1% of such issuer's securities or together own more than 5% of such issuer's securities.

21.    Effect short sales of securities, except short sales against the box.


                          INVESTMENT ADVISORY SERVICES

Investment Management And Administration
----------------------------------------

The Company has entered into an Investment Management Agreement with respect to each Fund with Chubb Asset Managers, Inc. (the "Adviser") and Jefferson Pilot Investment Advisory Corporation, the investment administrator to the Funds prior to October 1, 1997 ("JPIAC"), pursuant to which the Adviser serves as investment adviser to the Funds. Under the terms of the agreements, the Adviser, subject to review by the Company's Board of Directors, has the day-to-day responsibility for making decisions to buy, sell, or hold any particular security for all the Funds. See "MANAGEMENT" in the Prospectus.

The agreements for the Government Securities Fund, Growth and Income Fund, Tax-Exempt Fund and Total Return Fund were approved by a majority of the shareholders of the appropriate Fund at the meeting of shareholders held April 21, 1988. The agreements for the Capital Appreciation Fund and Global Income Fund were approved by the appropriate Fund at a meeting of shareholders held August 31, 1995. The term of each agreement is one year, but it will continue in effect from year to year if approved at least annually by a vote of a majority of the Board of Directors of the Company (including a majority of the directors who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding shares of a Fund. The agreements may be terminated, without the payment of any penalty, by any party, by the vote of the Board of Directors, or by vote of a majority of the outstanding shares of a Fund, on 60 days written notice to the Adviser, or automatically in the event of an assignment.

The Company has entered into an Administration Agreement dated October 1, 1997 with respect to all of the Funds with Van Eck Associates Corporation (the "Administrator"), pursuant to which the Administrator, subject to review by the Company's Board of Directors, is responsible for providing administrative and accounting functions to the Funds, including certain legal, accounting, regulatory and compliance services, state registration services, corporate secretary and board of directors administration, tax compliance services and reporting. The agreement may be terminated, without the payment of any penalty, by any party, by the vote of the Board of Directors, or by vote of a majority of the outstanding shares of a Fund, on 60 days written notice to the Administrator, or automatically in the event of an assignment.

For providing investment advisory, management, and administrative services to the Fund, the Adviser and the Administrator are, and until September 30, 1997 JPIAC was, entitled to receive monthly compensation based on a percentage of the average net asset value of each Fund as described more fully under "MANAGEMENT" in the Prospectus. For the years ended December 31, 1995 and 1996, no such fees were paid to the Adviser. For the year ended December 31, 1997, $65,379, $230,030, $68,675, $330,029, $99,129, and $100,524. For the year ended December
31, 1998, the Company paid $16,297, $148,639, $12,314, $250,547, $117,459 and
$361,208 for the Government Securities Fund, Total Return Fund, Tax-Exempt Fund, Growth and Income Fund, Capital Appreciation Fund and Global Income Fund, respectively. For the year ended December 31, 1995, the Company paid $33,954, $49,091, $36,807, $61,946, $1,021 and $12,003 to JPIAC for the Government
Securities Fund, the Total Return Fund, the Tax-Exempt Fund, the Growth and Income Fund, Capital Appreciation Fund and Global Income Fund, respectively. For the year ended December 31, 1996 the Company paid $33,818, $92,989, $38,966, $120,560, $9,401, and $51,455 to JPIAC for the Government Securities Fund, the Total Return Fund, the Tax Exempt Fund, the Growth and Income Fund, the Capital Appreciation Fund and the Global Income Fund, respectively. For the period January 1 to September 30, 1997, the Company paid $600,305 to JPIAC. For the period October 1 to December 31, 1997, the Company paid $296,461 to the Administrator.

                                THE DISTRIBUTOR

Van Eck Securities Corporation (the "Distributor"), a wholly-owned subsidiary of the Administrator, serves as distributor of the shares of each of the Funds pursuant to a Distribution Agreement dated October 1, 1997, approved by action of the Board of Directors at a meeting held on October 1, 1997. Prior to that date, Chubb Securities Corporation ("CSC") was the distributor of the Funds' shares.

Under the terms of the Distribution Agreement, the Distributor will use its best efforts to distribute the Company's shares among investors and broker-dealers with which it has contracted to sell the Company's shares. The shares are sold only at the public offering price in effect at the time of the sale ("Offering Price"), which is determined in the manner set forth in the Prospectus under "PURCHASE OF

SHARES". The Company will receive not less than the full net asset value of the shares of each Fund sold, which amount is determined in the manner set forth in this Statement of Additional Information under "DETERMINATION OF NET ASSET VALUE." The amount between the Offering Price and the net asset value of each Fund may be retained by the Distributor or it may be reallowed in whole or in part to broker-dealers effecting sales of the Company's shares. See "PURCHASE OF SHARES" in the Prospectus.

For the years ended December 31, 1996 and 1995, CSC retained $192,057 and $102,066, respectively, of sales commissions after reallowance to authorized persons of $741,540 and $348,575, respectively. For the year ended December 31, 1997, CSC and the Distributor retained $52,474 after reallowance to authorized persons of $410,124. For the year ended December 31, 1998, CSC and the Distributor retained $46,920 after reallowance to authorized persons of $339,298.

The Company pays the costs and expenses incident to registering and qualifying its shares for sale under the Federal securities laws and under the applicable state Blue Sky laws of the jurisdictions in which the Distributor desires to distribute such shares and, pursuant to the Distribution Plan, the costs of preparing, printing, and distributing prospectuses, reports and other marketing materials to prospective investors.

The Company has adopted a plan of distribution pursuant to Rule 12b-1 under the Act as to each Class of its shares ("Distribution Plans"), which provide that the Company may, directly or indirectly, engage in activities primarily intended to result in the sale of the Company's shares.

The maximum expenditure the Company may make under the Distribution Plans will be the lesser of (i) the actual expenses incurred in distribution related activities permissible under the Distribution Plans ("Rule 12b-1 activities"), as determined by the Board of Directors of the Company, or (ii) 0.50% per annum of the net asset value of each Fund's Class A shares or 1.00% per annum of the net asset value of each Fund's Class B shares. Payments under the Distribution Plan will be accrued daily and paid quarterly in arrears.

The National Association of Securities Dealers, Inc. ("NASD") adopted amendments to Article III, Section 26 of its Rules of Fair Practice which, among other things, (i) impose certain limits on "asset based sales charges" paid to finance sales or sales promotion expenses) in order to regulate such charges under the maximum sales load limitations applicable to investment companies and (ii) treat "service fees"; payments made for personal shareholder services and/or maintenance of shareholder accounts) as distinguishable from asset based sales charges and, therefore, outside the scope of the maximum sales load limitations. The Company's Distribution Plans contemplate that activities to both (i) finance the sale of Company shares and (ii) compensate persons who render shareholder support services are Rule 12b-1 activities within the meaning of the Distribution Plans.

In light of the NASD rule amendments, the Board of Directors, and separately a majority of the non-interested directors, determined it would be appropriate and in the best interest of the Company and its shareholders to clearly identify that portion of the maximum expenditure under the Distribution Plan that should be considered to be asset based sales charges and that portion should be considered to be service fees. Consequently, it was determined that 0.25% per annum of the average daily net asset value of each Fund be considered to be asset based sales charges, as defined by Article III, Section 26 of the NASD's Rules of Fair Practice, and 0.25% per annum of the average daily net asset value of each Fund be considered to be service fees, as defined by Article III,
Section 26 of the NASD's Rules of Fair Practice. No payment of a service fee will be made to a securities dealer unless that dealer has sold shares of the Company that are then outstanding for a minimum of 12 months and that are valued in excess of $1,000.

The Distribution Plans do not provide for any charges to the Company for excess amounts expended by the Distributor and, if the Distribution Plans are terminated in accordance with their terms, the obligation of the Company to make payments to the Distributor pursuant to the Distribution Plans will cease. The Distribution Plans do not provide for the reimbursement of the Distributor for any expenses of the Distributor attributable to the Distributor's "overhead".

For the years ended December 31, 1998, 1997, 1996 and 1995, $745,850, $367,198,
$261,904 and $186,402 was paid by the Company to the Distributor and/or CSC, as the case may be, under the Class A Plan of Distribution. The Class B shares for the year ended December 31, 1998 paid $836.

The Distribution Plan as to the Class A shares was approved on September 4, 1987 by the Board of Directors, and separately by all directors who are not interested persons of the Company and who have no direct or indirect interest in the Distribution Plan or related arrangements (the "Rule 12b-1 Directors"). That Distribution Plan was approved by the shareholders of each Fund at the meeting of shareholders held April 21, 1988. The Distribution Plan as to the Class B shares was approved on October 1, 1997 by the Rule 12b-1 Directors. The Distribution Plans will continue in effect from year to year if approved by the votes of a majority of the Company's Board of Directors and the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such approval. All material amendments to the Distribution Plans must be likewise approved by the Board of Directors and the Rule 12b-1 Directors. The Distribution Plans may be terminated, without penalty, at any time by vote of a majority of the Rule 12b-1 Directors or by vote of a majority of the outstanding shares of the Company, on 60 days written notice. The Distribution Plans may not be amended to increase materially the amount of expenditures under the Distribution Plans unless such amendment is approved by a vote of the voting securities of each Fund. A Plan will automatically terminate in the event of its assignment (as defined in the Act). So long as the Plan is in effect, the election and nomination of Directors who are not "interested persons" of the Company shall be committed to the discretion of the Directors who are not "interested persons." The Directors have determined that, in their judgment, there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Company will preserve copies of the Plans and any agreement or report made pursuant to Rule 12b-1 under the Act, for a period of not less than six years from the date of the Plan or such agreement or report, the first two years in an easily accessible place. For additional information regarding the Plans, see the Prospectus.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Under the Investment Management Agreement, the Adviser has the day-to-day responsibility for selecting broker-dealers through which securities are to be purchased and sold.

The money market securities and other debt securities purchased by the Government Securities Fund and the Tax-Exempt Fund usually will be purchased on a principal basis directly from issuers, underwriters, or dealers. Accordingly, no brokerage charges are expected to be paid on such transactions. However, purchases from an underwriter on a principal basis generally include a concession paid to the underwriter, and transactions with a dealer usually include the dealer's "mark-up" or "mark-down".

Insofar as known to management, no director or officer of the Company, or of the Adviser or any person affiliated with them has any material direct or indirect interest in any broker employed by or on behalf of the Company except as officers or directors of the Distributor.

In selecting broker-dealers to execute transactions with respect to each Fund, the Adviser is obligated to use its best efforts to obtain for each Fund the most favorable overall price and execution available, considering all the circumstances. Such circumstances include the price of the security, the size of the broker-dealer's "spread" or commission, the willingness of the broker-dealer to position the trade, the reliability, financial strength and stability and operational capabilities of the broker-dealer, the ability to effect the transaction at all where a large block is involved, availability of the broker-dealer to stand ready to execute possibly difficult transactions in the future, and past experience as to qualified broker-dealers. Such considerations are judgmental and are weighed by the Adviser in seeking the most favorable overall economic result to the Company.

Subject to the foregoing standards, the Adviser has been authorized by the Company's Board of Directors to allocate brokerage to broker-dealers who have provided brokerage and research services, as such services are defined in
Section 28(e) of the Securities Exchange Act of 1934. Pursuant to that authorization, the Adviser may cause each Fund to pay any broker- dealer a commission in excess of the amount another broker-dealer would have charged for effecting the same transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage an research services provided by such broker-dealer to the Adviser, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Company and other accounts as to which it exercises investment discretion. Such brokerage and research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and strategies for the Funds. Such research services may be used by the Adviser in connection with any other advisory accounts managed by it. Conversely, research services to any other advisory accounts may be used by the Adviser in managing the investments of the Company.

During the year ended December 31, 1998, the Fund paid no commissions to an affiliated broker/dealer and no commissions were contingent upon the sale of Fund shares. As of December 31, 1998, the Growth and Income Fund and Total Return Fund held 19,100 and 11,000 shares, respectively, of Merrill Lynch through their regular brokers.

The Adviser will use its best efforts to recapture all available tender offer solicitation fees and similar payments in connection with tenders of the securities of the Company and to advise the Company of any fees or payments of whatever type which it may be possible to obtain for the Company's benefit in connection with the purchase or sale of the Company's securities.

The Adviser and its affiliates may provide investment advice to other clients, including, but not limited to, mutual funds, individuals, pension funds and institutional investors. In addition, persons employed by the Adviser, who are also investment personnel of Chubb & Son, an affiliate of The Chubb Corporation, currently provide investment advice to and supervision and monitoring of investment portfolios for The Chubb Corporation and its affiliates, including general accounts of the insurance affiliates of The Chubb Corporation. In addition, certain investment personnel employed by the Adviser currently provide advice to other investment portfolios of entities not affiliated with The Chubb Corporation or its affiliates in their capacity as officers or directors of certain registered investment advisers not related to the Adviser. Some of these investment portfolios, as well as the portfolios of other clients, may have investment objectives and investment programs similar to the Funds. Accordingly, occasions may arise when the Adviser and investment personnel of Chubb & Son, may select securities for purchase or sale by a Fund that are also held by other advisory accounts, or that are currently being purchased or sold for other advisory accounts. It is the practice of the Adviser and its investment personnel, its affiliates, and the investment personnel of Chubb & Son, Inc. to allocate such purchases or sales insofar as feasible, among their advisory clients in a manner they deem equitable. It is the policy of the Adviser, its affiliates and the investment personnel of Chubb & Son not to favor any one account over the other.

On those occasions when such simultaneous investment decisions are made, the Adviser, its affiliates, and the investment personnel of Chubb & Son, will allocate purchase and sale transactions in an equitable manner according to written procedures approved by the Company's Board of Directors. Specifically, such written procedures provide that, in allocating purchase and sale transactions made on a combined basis, the Adviser, its affiliates, and the investment personnel of Chubb & Son, will seek to achieve the same average unit price of securities for each advisory account and will seek to allocate, as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased or sold by each advisory account. Such procedures may, in certain instances, either advantageous or disadvantageous to the Funds. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Company's transaction, it is believed that the procedure generally contributes to better overall execution of the Company's portfolio transactions.

Portfolio turnover for each Fund can vary significantly from year to year or within a year. The Global Income Fund's turnover rate was 185.95% for 1997, compared to 99.31% for 1998.

                             DIRECTORS AND OFFICERS

The directors and officers of the Company, their addresses, their positions with the Company, and their principal occupations for the past five years are set forth below:

@ *  JOHN C. van ECK, CFA (83) - Chairman of the Board and Director
     -------------------------
     575 Park Avenue, New York, New York; Chairman of the Board and President of other investment companies advised by the Administrator; Chairman, Van Eck Associates Corporation (investment adviser) and Van Eck Securities Corporation (broker-dealer); Director, Eclipse Financial Asset Trust (mutual fund); Former President of the Adviser and its affiliated companies; Former Director (1992-1995), Abex Inc. (aerospace); Former Director (1983-1986), The Signal Companies, Inc. (high technology and engineering); Former Director (1982-1984), Pullman Transportation Co., Inc. (transportation equipment); Former Director (1986-1992) The Henley Group, Inc. (technology and health).

@ *  MICHAEL O'REILLY (55) - President and Director
     ---------------------
     15 Mountain View Road, Warren, New Jersey 07061; Executive Vice President and Chief Investment Officer of The Chubb Corporation; Director, President and Chief Operating Officer of the Adviser.

# +  JEREMY H. BIGGS (63) - Director
     --------------------
     1220 Park Avenue, New York, NY 10128; Trustee of other investment companies advised by the Administrator; Vice Chairman, Director and Chief Investment Officer, Fiduciary Trust Company International (investment manager), parent company of Fiduciary International, Inc; Chairman of Davis Funds Group (mutual fund management company); Treasurer and Director of the Royal Oak Foundation (the UK National Trust); Director and former Chairman of the Union Settlement Association (the community service organization); First Vice President, Trustee and Chairman of the Finance Committee of Saint James School, St. James, Maryland; Former Director, International Investors Incorporated (1990-1991).

*# + WESLEY G. McCAIN (56) - Director
     ---------------------
     144 East 30th Street, New York, New York 10016; Trustee of other investment companies advised by the Administrator; Chairman and Owner, Towneley Capital Management, Inc., (investment adviser, since 1971); Chairman, Eclipse Funds (mutual funds, since 1986); Chairman and Owner, Eclipse Financial Services, Inc. (since 1986); President and Owner, Millbrook Associates, Inc. (economic and marketing consulting, since 1989); General Partner, Pharaoh Partners, L.P. (since 1992); Principal, Pharaoh Partners (Cayman) LDC (since 1996); Trustee, Libre Group Trust (since
     1994); Director, Libre Investments (Cayman) Ltd. (since 1996); Former Director, International Investors Incorporated.

# +  DAVID J. OLDERMAN (63) - Director
     ----------------------
     40 East 52nd Street, New York, New York 10022; Trustee of other investment companies advised by the Administrator; Chairman of the Board, Chief Executive Officer and Owner, Carret & Company, Inc. (since 1988); Chairman of the Board, American Copy Equipment Co. (1991-present); Chairman of the Board, Brighton Partners, Inc. (1993-present); Principal, Olderman & Raborn, Inc., (investment advisers-1984-1988); Chairman of the Board, Railoc, Inc., (farm equipment manufacturing-1979-1984); Head of Corporate Finance, Halsey Stuart (investment banking-1974-1975); Vice Chairman of the Board, Stone and Webster Securities Corp. (investment banking, retail sales and investment advisory divisions-1964 to 1974).

Officers of the Company:

BRUCE J. SMITH (44) - Vice President and Treasurer
-------------------
     99 Park Avenue, New York, New York 10016; Officer of other investment companies advised or administered by the Administrator; Senior Managing Director, Portfolio Accounting of Van Eck Associates Corporation and Senior Managing Director of Van Eck Securities Corporation.

THOMAS ELWOOD (51) - Vice President and Secretary
------------------
     99 Park Avenue, New York, New York 10016; Officer of other investment companies advised or administered by the Administrator; Vice President, Secretary and General Counsel of Van Eck Associates Corporation, Van Eck Securities Corporation and other affiliated companies. Former Assistant Counsel of Jefferson Pilot Insurance Company and officer of other investment companies distributed by Jefferson Pilot or its affiliates. Former Associate Counsel of New York Life Insurance Company.

JOSEPH P. DiMAGGIO (42) - Controller
-----------------------
     99 Park Avenue, New York, New York 10016; Officer of another investment company advised by the Administrator; Director of Portfolio Accounting of Van Eck Associates Corporation (since 1993); Former Accounting Manager, Alliance Capital Management (1985-1993).

SUSAN C. LASHLEY (44) - Vice President
---------------------
     99 Park Avenue, New York, New York 10016; Officer of another investment company advised by the Administrator; Managing Director, Mutual Fund Operations of Van Eck Securities Corporation.


---------------
@    An "interested person" as defined in the Act.
* Member of Executive Committee - exercises general powers of Board of Directors between meetings of the Board.
#    Member of the Nominating Committee.
+ Member of the Audit Committee - reviews fees, services, procedures, conclusions and recommendations of independent auditors.

The Company pays no salaries or compensation to any of its officers, all of whom are officers or employees of the Adviser or the Administrator. The Company pays to each director who is not affiliated with the Adviser or the Administrator or their affiliates an annual director's retainer of $2,000 and a payment of $750 plus expenses per Board and Committee meeting attended.


                            1998 Compensation Table

                       Van Eck/Chubb Funds       Van Eck/Chubb Funds    Total Fund Complex
                     (Current Directors Fees)  (Deferred Compensation)   Compensation (a)
                     ------------------------  -----------------------  -------------------

John C. van Eck                $0                         $0                     $0
Michael O'Reilly               $0                         $0                     $0
Jeremy H. Biggs                $0                       $5,750                $34,750
Wesley G. McCain               $0                       $5,750                $34,750
David J. Olderman              $0                       $4,250                $32,250

---------------
(a) The term "fund complex" refers to the funds of the Company, and of Van Eck Funds and Van Eck Worldwide Insurance Trust, which are managed by the Administrator. The directors are paid a fee for their services to the
     Company.   No other compensation, including pension or other retirement benefits, is paid to the directors by the fund complex.

As of February 16, 1999, the directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of the Company and less than 1% of any of the Funds individually.

As of February 16, 1999, the following persons owned 5% or more of the shares of the Fund(s) indicated below:

Capital Appreciation Fund Class A                Growth & Income Fund Class A
---------------------------------                ----------------------------

Federal Insurance Company            81.20%      Federal Insurance Company     27.29%
c/o Chubb & Son                                  Attn: Michael O'Reilly
Attn Investment Accounting                       15 Mountain View Road
15 Mountain View                                 Warren, NJ 07059
Warren, NJ 07059

Capital Appreciation Fund-Class B                Growth & Income Fund-Class B
---------------------------------                ----------------------------

Gail E. Thompson                     43.23%      Olde Discount
3302 Barge                                       751 Griswold Street
Yakima, WA 98902-2740                            Detroit, MI 48226-3224        13.92%

PaineWebber                          16.51%      Olde Discount                 10.20%
Ursula R. Mobilio Cust                           751 Griswold Street
Paul R. Mobilio                                  Detroit, MI 48226-3224
311 Watertown Road
Middlebury, CT 06762-1506

PaineWebber                          16.51%      PaineWebber                    7.42%
John R. Mobilio Cust                             PaineWebber CDN FBO
Julie C. Mobilio                                 Kenneth R. Snyder
311 Watertown Road                               P.O.Box 3321
Middlebury, CT 06762-1506                        Weehawken, NJ 07087-8154

PaineWebber                          16.51%      Inv Fiduciary Trust Co. Cust   5.91%
John R. Mobilio Cust                             IRA A/C John A. Horgos
Mark R. Mobilio                                  PO Box 117
311 Watertown Road                               Orestes, IN 46063-0117
Middlebury, CT 06762-1506

Inv. Fiduciary Trust Co. Trust        5.83%      Glenn A. Barrett &             5.56%
IRA A/C Mark J. Lavery                           Mildred M. Barrett JT TEN
94 Longview Ave.                                 53 Flat Hills Road
Rocky Point, NY 11778-9117                       Amherst, MA 01002-1211

Global Income Fund-Class A                       Tax-Exempt Fund-Class A
--------------------------                       -----------------------

Federal Insurance Company            50.51%      Federal Insurance Company     68.20%
Attn: Michael O'Reilly                           Attn: Michael O'Reilly
15 Mountain View Road                            15 Mountain View Road
Warren, NJ 07059                                 Warren, NJ 07059

Chubb Corporation                     9.00%      Tax-Exempt Fund-Class B
Attn Investment Department                       -----------------------
15 Mountain View Road                            MLPF&S for the Sole Benefit   51.52%
Warren, NJ 07059                                 of its Customers
                                                 Attn Fund Administration
Vigilant Insurance Company            5.62%      4800 Deer Lake Dr. East 3rd Fl.
Attn Investment Department                       Jacksonville, FL 32246-6484
c/o Chubb and Son Inc.
15 Mountain View Road
Warren, NJ 07059


Global Income Fund - Class B                     Tax-Exempt Fund-Class B
----------------------------                     -----------------------

PaineWebber for the Benefit of       90.54%      Thomas E. Brooks                24.60%
Charles O. Butner Trustee                        Julia E. Brooks JTWROS
Charles O. Butner Tr.                            4515 Fern Avenue
U/A Oct 14 1977                                  Shreveport, LA 71105-3115
3116 SW Oxford Road
Topeka, KS 66614-4719                            Fred S. Willis                  23.47%
                                                 P.O. Box 369
                                                 Coushatta, LA 71019-0369

Government Securities Fund-Class A               Total Return Fund -Class A
----------------------------------               --------------------------

Federal Insurance Company            68.64%      Federal Insurance Company       39.23%
Attn: Michael O'Reilly                           Attn: Michael O'Reilly
15 Mountain View Road                            15 Mountain View Road
Warren, NJ 07059                                 Warren, NJ 07059

The Chubb Corporation                 7.96%      Total Return Fund -Class B
Attn: Michael O'Reilly                           --------------------------
100 William Street
New York, New York 10038                         Olde Dicsount                   26.79%
                                                 751 Griswold Street
                                                 Detroit, MI 48226-3224
Government Securities Fund -Class B
-----------------------------------              Inv. Fiduciary Trust Co. Trust  11.28%
                                                 IRA R/O Edmond L. Smith
Edward J. Calabrese &                31.53%      59222 Edna Road
Mary V. Calabrese JTWROS                         Mishawaka, IN 46544-6840
60 cherry Lane
Amherst, MA 01002-1521

Charles B. Miller Tr.                26.99%      Inv. Fiduciary Trust Co. Trust   9.99%
FBO Charles B. Miller DMD INC PSP                IRA A/C John A. Horgos
286 Old Sharon Road                              P.O. Box 117
Mercer, PA 16137-3018                            Orestes, IN 46063-0117

Salomon Smith Barney Inc.            14.96%      Inv. Fiduciary Trust Co. Trust   9.26%
00186962053                                      IRA A/C Kenneth R. Barnett
333 West 34th Street - 3rd Floor                 RR 5 Box 194A
New York, NY 10001-2483                          Bloomfield, IN 47424-9751

Priscilla A. Ham &                    7.01%      Lou Ann Jacobson                 8.04%
Jack A. Ham JT WROS                              21619 Maple Glen Circle
2310 Pullen Street                               Edwardsburg, MI 49112-9751
Richland, WA 99352-3047

Everen Clearing Corp.                 5.47%      Steven E. Fults &                6.78%
A/C 5044-9297                                    Phyllis A. Fults JTWORS
Claude S. Lubin                                  1416 13th Street
111 East Kilbourn Avenue                         Bedford, IN 47421-3227
Milwaukee, WI 53202-6611
                                                 Inv. Fiduciary Trust Co. Cust.  6.52%
                                                 IRA R/O Richard C. Kletka
                                                 19620 Paxson Drive
                                                 South Bend, IN 46637-3254


                               PURCHASE OF SHARES

GROUP PURCHASES

An individual who is a member of a qualified group may purchase shares of the Funds at the reduced commission applicable to the group taken as a whole. The commission is based upon the aggregate dollar value, at the current offering price, of shares owned by the group, plus the securities currently being purchased. For example, if members of the group held $80,000, calculated at current offering price, of Global Income Fund-A's shares and now were investing $25,000, the sales charge would be 3.75%. Information concerning the current sales charge applicable to a group may be obtained by contacting the Distributor.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring a Fund's shares at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its cost of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Distributor and the members of the group, must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange the use of Automatic Investment Plan.

COMBINED PURCHASES

Shares of funds in the Van Eck Global Group of Funds (except the Van Eck U.S. Government Money Fund series of Van Eck Funds) may be purchased at the initial series charged applicable to the quantity purchased levels shown above by combining concurrent purchases.

LETTER OF INTENT

Purchasers who anticipate that they will invest (other than through exchanges) $100,000 or more in one or more of the funds in the Van Eck Global Group of Funds (except the Van Eck. U.S. Government Money fund) within thirteen months may execute a Letter of Intent on the form in the Application. the execution of a Letter of Intent will result in the purchaser paying a lower initial sales charge, at the appropriate quantity purchase level shown above, on all purchases during a thirteen month period. A purchase not originally made pursuant to a Letter of Intent may be included under a backdated Letter of Intent executed within 90 days after such purchase.

RIGHT OF ACCUMULATION

The above scale of initial sales charges also applies to an investor's current purchase of shares of any of the funds in the Van Eck Global Group of Funds (except the Van Eck U.S. Government Money Fund) where the aggregate value of those shares plus shares of the funds previously purchased and still owned, determined at the current offering price, is more than $100,000, provided the Distributor of DST is notified by the investor or the Broker or Agent each time a purchase is made which would so qualify.

AVAILABILITY OF DISCOUNTS

An investor or the Broker or Agent must notify DST or the Distributor at the time or purchase whenever a quantity discount or reduced sales charge is applicable to a purchase. Quantity discounts described above may be modified or terminated at any time without prior notice.

                              VALUATION OF SHARES

The net asset value of the shares of each Fund of the Company is normally determined immediately as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. New York Time) on each day during which the New York Stock Exchange is open for trading and at such other times when both the degree of trading in a Fund's portfolio securities would materially affect the net asset value of that Fund's shares and shares of that Fund were tendered for redemption or a repurchase order was received. The New York Stock Exchange is open from Monday through Friday except on the following national holidays: New Years Day, Martin Luther King Jr.'s Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Dividends paid by the Fund with respect to Class A and Class B shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the higher distribution services fee and any incremental transfer agency costs relating to Class B shares will be borne exclusively by that Class. The directors have determined that currently no conflict of interest exists between the Class A and Class B shares. On an ongoing basis, the Board of Directors, pursuant to their fiduciary duties under the Act and state laws, will seek to ensure that no such conflict arises.

Class A shares of the Funds are sold at the public offering price which is determined once each day the Funds are open for business, which is the net asset value per share plus a sales charge in accordance with the schedule set forth in the Prospectus. Class B shares are sold with a contingent deferred sales charge.

In determining whether a contingent deferred sales charge is applicable to a redemption of Class B shares, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of any Class A shares in the shareholder's Fund account (unless a specific request is made to redeem a specific class of shares), second of Class B shares held for over six years or shares attributable to appreciation or shares acquired pursuant to reinvestment, and third of any Class B held longest during the applicable period.

To provide an example, assume an investor purchased 100 Class B shares of Global Income Fund at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds $600), 10 shares or $120 will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is not applied to the $80 attributable to appreciation but is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $200 of the $600 redemption proceeds will be charged at a rate of 4% (the applicable rate in the second year after purchase

Portfolio securities which are traded on national securities exchanges are valued at the last quoted sale price as of the close of business of the New York Stock Exchange or, lacking any quoted sales, at the mean between the closing bid and asked prices.

Securities traded in the over-the-counter market as part of the NASDAQ National Market system are valued at the last quoted sale price (at the close of the New York Stock Exchange) obtained from a readily available market quotation system or securities pricing services. If no sale took place, such securities are valued at the mean between the bid and asked prices.

Long-term U.S. Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices from bond pricing services.

Long-term publicly traded corporate bonds are valued at prices obtained from a bond pricing service when such prices are available or, when appropriate, from over-the-counter exchange quotations or from broker-dealers who make a market in that security.

Foreign securities denominated in foreign currencies are valued at representative quoted prices on the principal exchange of the country of origin and are converted to United States dollar equivalents using that day's current exchange rate (New York closing spot). Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of the New York Stock Exchange, which events may not be reflected in the computation of a Portfolio's net asset value. If, during such periods, events occur which materially affect the value of the securities of a Portfolio, and during such periods either shares are tendered for redemption or a purchase or sale order is received by the Company, such securities will be valued at fair value as determined in good faith by the Board.

All non-U.S. securities traded in the over-the-counter securities market are valued at the last sale quote, if market quotations are available, or at the mean between the closing bid and asked prices, if there is no active trading in a particular security for a given day. Where market quotations are not readily available for such non-U.S. over-the-counter securities, then such securities will be valued in good faith by a method that the Board of Directors, or its delegates, believes accurately reflects fair value.

Options and convertible preferred stocks listed on national securities exchanges are valued as of their last sale price or, if there is no sale, at the mean between the closing bid and asked prices.

Futures contracts are valued as of their last sale price or, if there is no sale, at the mean between the closing bid and asked prices.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Company using its best judgment.


                               EXCHANGE PRIVILEGE

Class A, and Class B shareholders of the Funds may exchange their shares for shares of the same class of other of the funds in the Van Eck Global Group of Funds. The Exchange Privilege will not be available if the proceeds from a redemption of shares of a fund whose shares qualify are paid directly to the shareholder. The Exchange Privilege is not available for shares which are not on deposit with DST or Investors Fiduciary Trust Company ("IFTC"), or shares which are held in escrow pursuant to a Letter of Intent. If certificates representing shares of the Fund accompany a written exchange request, such shares will be deposited into an account with the same registration as the certificates upon receipt by DST.

The Fund reserves the right to (i) charge a fee of not more than $5.00 per exchange payable to the Fund or charge a fee reasonably intended to cover the costs incurred in connection with the exchange; (ii) establish a limit on the number and amount of exchanges made pursuant to the Exchange Privilege and (iii) terminate the Exchange Privilege without written notice. In the event of such termination, shareholders who have acquired their shares pursuant to the Exchange Privilege will be afforded the opportunity to re-exchange such shares for shares of the fund originally purchased without sales charge, for a period of not less than three (3) months.

     By exercising the Exchange Privilege each shareholder whose shares are subject to the Exchange Privilege will be deemed to have agreed to indemnify and hold harmless the Trust and each of its funds, their investment adviser, sub-investment adviser (if any), distributor, transfer agent, IFTC and the officers, directors, employees and agents thereof against any liability, damage, claim or loss, including reasonable costs and attorneys' fees, resulting from acceptance of, or acting or failure to act upon, or acceptance of unauthorized instructions or non-authentic telephone instructions given in connection with, the Exchange Privilege, so long as reasonable procedures are employed to confirm the authenticity of such communications. (For more information on the Exchange Privilege, see the Prospectus).

                         TAX-SHELTERED RETIREMENT PLANS

The Company offers several prototype tax-sheltered retirement plans through which shares of the Funds may be purchased. These plans are more fully described below. IFTC, P.O. Box 418407, Kansas City, Missouri acts as the trustee and/or custodian (the "Trustee") under the retirement plans offered by the Trust. Persons who wish to establish a tax-sheltered retirement plan should consult their own tax advisors or attorneys regarding their eligibility to do so and the laws applicable thereto, such as the fiduciary responsibility provisions and diversification requirements and the reporting and disclosure obligations under the Employee Retirement Income Security Act of 1974. The Company is not responsible for compliance with such laws. Further information regarding the retirement plans, including applications and fee schedules, may be obtained upon request to the Fund.

Individual Retirement Account and Spousal Individual Retirement Account.  The
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IRA is available to all individuals, including self-employed individuals, who receive compensation for services rendered and wish to purchase shares of a Fund. An IRA may also be established pursuant to a SEP. Spousal Individual Retirement Accounts ("SPIRA") are available to individuals who are otherwise eligible to establish an IRA for themselves and whose spouses are treated as having no compensation of their own.

In general, the maximum deductible contribution to an IRA which may be made for any one year is $2,000 or 100% of annual compensation includible in gross income, whichever is less. If an individual establishes a SPIRA, after tax years ending on December 31, 1996, the maximum deductible amount that the individual may contribute annually is the lesser of $4000 or 100% of such individual's compensation includible in his/her gross income for such year; provided, however, that no more than $2,000 per year for either individual may be contributed to either the IRA or SPIRA. Contributions to a SEP are excluded from an employee's gross income and are subject to different limitations.

In the case of a taxpayer who is deemed to be an active participant in an employer-sponsored retirement plan, no deduction is available for contributions to an IRA or SPIRA if his or her adjusted gross income exceeds the following levels: $35,000 for a single taxpayer, $50,000 for married taxpayers who file joint returns, and $10,000 for married taxpayers who file separate tax returns. (Married taxpayers who file joint tax returns will generally be deemed to be active participants if either spouse is an active participant under an employer-sponsored retirement plan.) All taxpayers, including those who are active participants in employer-sponsored retirement plans, will be able to make fully deductible IRA contributions at the same levels discussed above, if their adjusted gross income is less than the following levels: $25,000 for single taxpayers and $40,000 for married taxpayers who file joint returns.

In the case of taxpayers who are active participants in employer-sponsored retirement plans and who have adjusted gross income which exceeds these specified levels, deductible IRA contributions will be phased out on the basis of adjusted gross income between $25,000 and $35,000 for single taxpayers, adjusted gross income of $10,000 and under for married taxpayers who file separate returns, and combined adjusted gross income between $40,000 and $50,000 for married taxpayers who file joint returns. The $2,000 IRA deduction is reduced by $200 for each $1,000 of adjusted gross income in excess of the following levels: $25,000 for single taxpayers, $40,000 for married taxpayers who file joint returns, and $0 for married taxpayers who file separate returns. In the case of a taxpayer who contributes to an IRA and a SPIRA, the $4000 IRA deduction is reduced by $400 for each $1,000 of adjusted gross income in excess of $40,000.

Individuals who are ineligible to make fully deductible contributions may make nondeductible contributions up to an aggregate of $2,000 in the case of contributions (deductible and nondeductible) to an IRA and up to an aggregate of $4,000 in the case of contributions (deductible and nondeductible) to an IRA and SPIRA and the income upon all such contributions will accumulate tax free until distribution.

In addition, a separate IRA may be established by a "rollover" contribution, which may permit the tax-free transfer of assets from qualified retirement plans under specified circumstances. A "rollover contribution" includes a lump sum distribution received by an individual, because of severance of employment, from a qualified plan and paid into an individual retirement account within 60 days after receipt.

Dividends and capital gains earned on amounts invested in either an IRA or SPIRA are automatically reinvested by the Trustee in shares of the Fund and accumulate tax-free until distribution. Distributions from either an IRA or SPIRA prior to age 59-1/2, unless made as a result of disability or death, may result in adverse tax consequences and penalties. In addition, there is a penalty on contributions in excess of the contribution limits and other penalties are imposed on insufficient payouts after age 70-1/2.

Simplified Employee Pension Plan.  A SEP may be utilized by employers to provide
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retirement income to employees by making contributions to employee SEP IRAs. Owners and partners may qualify as employees. The employee is always 100% vested in contributions made under a SEP. The maximum contribution to a SEP-IRA (an IRA established to receive SEP contributions) is the lesser of $30,000 or 15% of compensation, excluding contributions made pursuant to a salary reduction arrangement. Subject to certain limitations, an employer may also make contributions to a SEP-IRA under a salary reduction arrangement by which the employee elects contributions to a SEP-IRA in lieu of immediate cash compensation. After December 31, 1996, contributions under a salary reduction arrangement are permitted only into SEP plans in existence on December 31, 1996.

Contributions by employers under a SEP arrangement up to the maximum permissible amounts are deductible for federal income tax purposes. Contributions up to the maximum permissible amounts are not includible in the gross income of the employee. Dividends and capital gains on amounts invested in SEP-IRAs are automatically reinvested by the Trustee in shares of the mutual fund that paid such amounts and accumulate tax-free until distribution. Contributions in excess of the maximum permissible amounts may be withdrawn by the employee from the SEP-IRA no later than April 15 of the calendar year following the year in which the contribution is made without tax penalties. Such amounts will, however, be included in the employee's gross income. Withdrawals of such amounts after April 15 of the year next following the year in which the excess contributions is made and withdrawals of any other amounts prior to age 59 1/2, unless made as a result of disability or death, may result in adverse tax consequences.

Qualified Pension Plans.  The Qualified Pension Plan can be utilized by self-
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employed individuals, partnerships and corporations (for this purpose called "Employers") and their employees who wish to purchase shares of the Fund under a retirement program.

The maximum contribution which may be made to a Qualified Pension Plan in any one year on behalf of a participant is, depending on the benefit formula selected by the Employer, up to the lesser of $30,000 or 25 percent of compensation (net earned income in the case of a self-employed individual). Contributions by Employers to Qualified Pension Plans up to the maximum permissible amounts are deductible for federal income tax purposes. Contributions in excess of permissible amounts will result in adverse tax consequences and penalties to the Employer. Dividends and capital gains earned on amounts invested in Qualified Pension Plans are automatically reinvested by the Trustee in shares of the Fund and accumulate tax-free until distribution. Withdrawals of contributions prior to age 59-1/2, unless made as a result of disability, death or early retirement, may result in adverse tax consequences and penalties.

403(b)(7) Program.  The Tax-Deferred Annuity Program and Custodial Account
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offered by the Fund (the "403(b)(7) Program") allows employees of certain tax exempt organizations and schools to have a portion of their compensation set aside for their retirement years in shares held in an investment company custodial account.

In general, the maximum limit on annual contributions for each employee is the lesser of $30,000 per year (as adjusted by the IRS for cost-of-living increases), 25% of the employee's compensation or the employee's exclusion allowance specified in Section 403(b) of the Code. However, an employee's salary reduction contributions to a 403(b)(7) Program may not exceed $9,500 a year (as adjusted for cost of living expenses). Contributions in excess of permissible amounts may result in adverse tax consequences and penalties. Dividends and capital gains on amounts invested in the 403(b)(7) Program are automatically reinvested in shares of the Funds. It is intended that dividends and capital gains on amounts invested in the 403(b)(7) Program will accumulate tax-free until distribution.

Employees will receive distributions from their accounts under the 403(b)(7) Program following termination of employment by retirement or at such other time as the employer shall designate, but in no case later than an employee's reaching age 65. Withdrawals of contributions prior to age 59-1/2, unless made as a result of disability, death or early retirement, may result in adverse tax consequences and penalties. Employees will also receive distributions from their accounts under the 403(b)(7) Program in the event they become disabled.


                              INVESTMENT PROGRAMS

Dividend Reinvestment Plan.  Reinvestments of dividends of the Funds will occur
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on a date selected by the Board of Directors.

Automatic Exchange Plan.  Investors may arrange under the Exchange Plan to have
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DST collect a specified amount once a month or quarter from the investor's account in one of the funds and purchase full and fractional shares of another fund at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Exchange Plan are given in the application which is available from DST or the Funds. This does not apply to Class B shares.

An investor should realize that the Funds' securities are subject to market fluctuations, and accordingly the Automatic Exchange Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Exchange Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

The expenses of the Automatic Exchange Plan are general expenses of the Funds and will not involve any direct charge to the participating shareholder. The Automatic Exchange Plan is completely voluntary and may be terminated on fifteen days notice to DST.

Automatic Investment Plan.  Investors may arrange under the Automatic Investment
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Plan to have DST collect a specified amount once a month or quarter from the investor's checking account and purchase full and fractional shares of the Funds at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Investment Plan are given in the application which is available from DST or the Fund.

An investor should realize that the Funds' securities are subject to market fluctuations, and accordingly the Automatic Investment Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Investment Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

The expenses of the Automatic Investment Plan are general expenses of the Funds and will not involve any direct charge to the participating shareholder. The Automatic Investment Plan is completely voluntary. The Automatic Investment Plan may be terminated on thirty days notice to DST.

Automatic Withdrawal Plan.  The Automatic Withdrawal Plan is designed to provide
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a convenient method of receiving fixed redemption proceeds at regular intervals from shares of the Funds deposited by the investor under this Plan. This Plan is not available to Class B shareholders. Further details of the Automatic Withdrawal Plan are given in the application which is available from DST or the Funds.

In order to open an Automatic Withdrawal Plan, the investor must complete the Application and deposit, or purchase for deposit, with DST, agent for the Automatic Withdrawal Plan, shares of Funds having a total value of not less than $10,000 based on the offering price on the date the Application is accepted.

Income dividends and capital gains distributions on shares under an Automatic Withdrawal Plan will be credited to the investor's Automatic Withdrawal Plan account in full and fractional shares at the net asset value in effect on the reinvestment date.

Periodic checks for a specified amount will be sent to the investor, or any person designated by the investor, monthly or quarterly (January, April, July and October). The Funds will bear the cost of administering the Automatic Withdrawal Plan.

Redemption of shares of the Funds deposited under the Automatic Withdrawal Plan may deplete or possibly use up the initial investment plus income dividends and distributions reinvested, particularly in the event of a market decline. In addition, the amounts received by an investor cannot be considered as an actual yield or income on the investment since part of such payments may be a return of capital. The redemption of shares under the Automatic Withdrawal Plan may give rise to a taxable event.

The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Funds would be disadvantageous because of the sales charge payable with respect to such purchases. An investor may not have an Automatic Withdrawal Plan in effect and at the same time have in effect an Automatic Investment Plan or an Automatic Exchange Plan. If an investor has an Automatic Investment Plan or an Automatic Exchange Plan, such service must be terminated before an Automatic Withdrawal Plan may take effect.

The Automatic Withdrawal Plan may be terminated at any time (1) on 30 days notice to DST or from DST to the investor, (2) upon receipt by DST of appropriate evidence of the investor's death or (3) when all shares under the Automatic Withdrawal Plan have been redeemed. Upon termination, unless otherwise requested, certificates representing remaining full shares, if any, will be delivered to the investor or his or her duly appointed legal representatives.

                                     TAXES

Taxation of the Fund - In General
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Each of the Funds intends to continue to continue to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Code. To so qualify, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) satisfy certain diversification requirements.

As a regulated investment company, a Fund will not be subject to federal income tax on its net investment income and capital gain net income (capital gains in excess of its capital losses) that it distributes to shareholders if at least 90% of its net investment income and short-term capital gains for the taxable year are distributed. However, if for any taxable year a Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distribution to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings or profits.

Each Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute, or be deemed to have distributed, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 (or December 31, if the Fund so elects), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Funds intend to make sufficient distributions to avoid this 4% excise tax.

Taxation of the Funds' Investments
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Original issue discount.  For federal income tax purposes, debt securities
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purchased by the Funds may be treated as having an original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Funds each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest.

Debt securities may be purchased by the Funds at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Funds purchased the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Funds elect to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Funds may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the it makes the election to include market discount currently. Because the Funds must include original issue discount in income, it will be more difficult for the Funds to make the distributions required for them to maintain their status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

Options and Futures Transactions.  Certain of the Funds' investments may be
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subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Funds' income for purposes of the 90% test, the excise tax and the distribution requirements applicable to regulated investment companies, (ii) defer recognition of realized losses, and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to options and futures contracts. The extent to which the Funds make such investments may be materially limited by these provisions of the Code.

Foreign Currency Transactions.  Under Section 988 of the Code, special rules are
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provided for certain foreign currency transactions. Foreign currency gains or losses from foreign currency contracts (whether or not traded in the interbank market), from futures contracts that are not "regulated futures contracts," and from unlisted options are treated as ordinary income or loss under Section 988. The Funds may elect to have foreign currency-related regulated futures contracts and listed options subject to ordinary income or loss treatment under Section
988. In addition, in certain circumstances, the Funds may elect capital gain or loss for foreign currency transactions. The rules under Section 988 may also affect the timing of income recognized by the Funds.

Taxation of the Shareholders
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Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income to shareholders. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by shareholders during such period. In addition, any loss realized upon a taxable disposition of shares of the Tax-Exempt Fund within six months from the date of their purchase will be disallowed to the extent of any tax-exempt dividends previously paid with respect to such shares.

Distributions of net investment income and capital gain net income will be taxable as described above whether received in cash or reinvested in additional shares. When distributions are received in the form of shares issued by the Funds, the amount of the distribution deemed to have been received by participating shareholders is the fair market value of the shares received rather than the amount of cash which would otherwise have been received. In such case, participating shareholders will have a basis for federal income tax purposes in each share received from the Funds equal to the fair market value of such share on the payment date.

Distributions by the Funds result in a reduction in the net asset value of the Funds' shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a return of their investment upon distribution which will nevertheless be taxable to them.

If a shareholder (i) incurs a sales load in acquiring shares in the Funds, and
(ii) by reason of incurring such charge or making such acquisition acquires the right to acquire shares of one or more regulated investment companies without the payment of a load or with the payment of a reduced load ("reinvestment right"), and (iii) disposes of the shares before the 91st day after the date on which the shares were acquired, and (iv) subsequently acquires shares in that regulated investment company or in another regulated investment company and the otherwise applicable load charge is reduced pursuant to the reinvestment right, then the load charge will not be taken into account for purposes of determining the shareholder's gain or loss. To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder's basis in such shares.

Income received by the Funds may give rise to withholding and other taxes imposed by foreign countries. If more than 50% of the value of the Funds' assets at the close of a taxable year consists of securities of foreign corporations, the Funds may make an election that will permit an investor to take a credit (or, if more advantageous, a deduction) for foreign income taxes paid by the Funds, subject to limitations contained in the Code. As an investor, you would then include in gross income both dividends paid to you and the foreign taxes paid by the Funds on their foreign investments.

The Funds cannot assure investors that they will be eligible for the foreign tax credit. The Funds will advise shareholders annually of their share of any creditable foreign taxes paid by the Funds.

The Funds may be required to withhold federal income tax at a rate of 31% from dividends made to any shareholder who fails to furnish a certified taxpayer identification number ("TIN") or who fails to certify that he or she is exempt from such withholding or who the Internal Revenue Service notifies the Funds as having provided the Funds with an incorrect TIN or failed to properly report for federal income tax purposes. Any such withheld amount will be fully creditable on each shareholder's individual federal income tax return.

The foregoing discussion is a general summary of certain of the current federal income tax laws affecting the Funds and investors in the shares. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Funds, or to all categories of investors, some of which may be subject to special rules. Investors should consult their own advisors regarding the tax consequences, including state and local tax consequences, to them of investment in the Funds.


                              REDEMPTIONS IN KIND

The Company has elected to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.

                                  PERFORMANCE

From time to time, in reports and sale literature: (1) each Fund's performance or P/E ratio may be compared to: (i) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and Dow Jones Industrial Average so that the investor may compare that Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the United States stock market in general; (ii) other groups of mutual funds tracked by: (A) Lipper Analytical Services, Inc., a widely-used independent research firm which ranks mutual funds by overall performance, investment objectives, and asset size; (B) Forbes Magazine's Annual Mutual Funds Survey and Mutual Fund Honor Roll; or (C) other financial or business publications, such as the Wall Street Journal, Business Week, Money Magazine, and Barron's, which provide similar information; (iii) indices of stocks comparable to those in which the particular Fund invests; (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in each Fund; (3) other government statistics such as Gross Domestic Product, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business, may be used to illustrate investment attributes of each Fund or the general economic, business, investment, or financial environment in which each Fund operates; and (4) the effect of tax-deferred compounding on the particular Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in the particular Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis.

From time to time advertisements and sales literature may refer to rankings and ratings of the Adviser, Chubb Corporation and Chubb & Sons related to their size, performance, management and/or service as prepared by various trade publications, such as Dalbar, Pensions and Investments, SEI, CDA, Bests, and others.

Each Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which ranks mutual funds on the basis of historical risk and total return. Morningstar rankings are calculated using the mutual fund's average annual returns for certain periods and a risk factor that reflects the mutual fund's performance relative to three-month Treasury bill monthly returns. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a mutual fund as a weighted average for 3, 5, and 10-year periods. In each category, Morningstar limits its five star rankings to 10% of the funds it follows and its four star rankings to 22.5% of the funds it follows. Rankings are not absolute or necessarily predictive of future performance.

When Lipper's rankings or performance results are used, a Fund will be compared to Lipper's appropriate fund category by fund objective and portfolio holdings. For instance, the Growth and Income Fund will be compared to funds within Lipper's growth and income fund category; the Government Securities Fund will be compared to funds within Lipper's income fund category; and so on. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. Since the assets in the Funds may change, a Fund may be ranked within one Lipper asset-sized class at one time and in another Lipper asset-size class at some other time. The Lipper rankings and performance analysis ranks funds on the basis of total return, assuming reinvestment of distribution, but does not take sales charges or redemption fees into consideration and is prepared without regard to tax consequences. Lipper also issues a monthly yield analysis for fixed-income funds. Footnotes in advertisements and other marketing literature will include the time period and Lipper asset-size class, as applicable, for the ranking in question.

As noted above, the performance of a Fund may be compared, for example, to the record of the S&P 500 Index, as well as the Russell 2000 Index, the S&P MidCap 400 Index, the Bear Stearns Foreign Bond Index, the NASDAQ Composite Index and the Morgan Stanley Capital International's Europe Australia, Far Eastern ("EAFE") Index. The S&P 500 Index is a well known measure of the price performance of 500 leading larger domestic stocks which represent approximately 80% of the market capitalization of the United States equity market. The Russell 2000 Index, the S&P MidCap 400 Index, the Bear Stearns Foreign Bond Index are unmanaged indices, the NASDAQ Composite Index and the Morgan Stanley

Capital International's Euro. The NASDAQ Composite Index is comprised of all stocks on NASDAQ's National Market Systems, as well as other NASDAQ domestic equity securities. The NASDAQ Composite Index has typically included smaller, less mature companies representing 10% or 15% of the capitalization of the entire domestic equity market. The EAFE Index is comprised of more than 900 companies in Europe, Australia and the Far East. All of these indices are unmanaged and capitalization weighted. In general, the securities comprising the NASDAQ Composite Index are more growth oriented and have a somewhat higher beta and P/E ratio than those in the S&P 500 Index.

The total returns of all indices noted above will show the changes in prices for the stocks in each index. However, only the performance data for the S&P 500 Index assumes reinvestment of all capital gains distributions and dividends paid by the stocks in each data base. Tax consequences will not be included in such illustration, nor will brokerage or other fees or expenses of investing be reflected in the NASDAQ Composite, S&P 500, EAFE Index.


The yield for the 30-day period ended December 31, 1998 for Tax-Exempt Fund - Class A and B, Government Securities Fund - Class A and B and the Global Income Fund - Class A and B was 3.51% and 3.34%, 4.94% and 4.68% and 3.42% and 3.15%,
respectively. The tax equivalent yield for the Tax-Exempt Fund for the same period assuming federal tax brackets of 36%, and 39.6% was 5.48% for Class A and 5.22% for Class B shares and 5.81% for Class A and 5.53% for Class B shares, respectively. These figures reflect a portion of fees and other expenses of the Company which were waived or assumed during the stated period. Absent any waiver or assumption of fees and expenses, the yields the Tax-Exempt Fund, Government Securities Fund and the Global Income Fund would have been 2.88% for Class A and 0% for Class B shares, 4.33% for Class A and 0.63% for Class B Shares and 3.21% for Class A and 0% for Class B shares respectively, and the tax equivalent yields for the Tax-Exempt Fund of 36% and 39.6% tax brackets would have been 4.50% for Class A and 0% for Class B shares, and 4.77% for Class A and 0% for Class B shares., respectively.

This yield figure represents the net annualized yield based on a specified 30-day (or one month) period assuming a reinvestment and semiannual compounding of income. Yield is calculated by dividing the average daily net investment income per share earned during the specified period by the maximum offering price per share on the last day of the period, according to the following formula:

        YIELD = 2[(A-B/CD + 1)/to the 6th power/-1]

Where:  A  =  dividends and interest earned during the period
        B  =  expenses accrued for the period (net of reimbursement)
        C  =  the average daily number of shares outstanding during the period that were entitled to receive dividends
        D = the maximum offering price per share on the last day of the period after adjustment for payment of dividends within 30 days thereafter


A tax equivalent yield is calculated by dividing that portion of the 30-day yield figure which is tax-exempt by one minus the effective federal income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

The average annual total return quotations for the Class A shares of the Government Securities Fund, the Total Return Fund, the Tax-Exempt Fund, the Growth and Income Fund, the Capital Appreciation Fund and the Global Income Fund (after maximum sales charge) for the 12 months ended December 31, 1998 were 2.30%, (2.16)%, 0.94%, (4.91)%, (16.92)% and 9.54%, respectively. The average annual total return quotations for the Government Securities Fund, the Total Return Fund, the Tax-Exempt Fund, the Growth & Income Fund, the Capital Appreciation Fund and the Global Income Fund for the 3 years ended December 31, 1998 were 4.92%, 12.42%, 4.53%, 13.59%, 10.63% and 5.09%, respectively. The average annual total return quotations for the Government Securities Fund, the Total Return Fund, the Tax-Exempt Fund and the Growth & Income Fund, for the 5 years ended December 31, 1998 were 5.59%, 12.10%, 4.46%, and 13.70%, respectively. The average annual total return quotations for the

Government Securities Fund, the Total Return Fund, the Tax-Exempt Fund and the Growth & Income Fund, for the 10 years ended December 31, 1998 were 8.34%, 13.33%, 7.09% and 14.86%, respectively. The average annual total return quotations for these Funds since the Company's inception on December 1, 1987 through December 31, 1998 were 8.34%, 12.99%, 7.77% and 14.34%, respectively. Additionally the Capital Appreciation Fund and the Global Income Fund's average total return since inception on September 1, 1995 through December 31, 1998 were 11.02% and 5.59%, respectively. These figures reflect a portion of fees and other expenses of the Company which were waived or assumed during the stated period. The average annual total return quotations for the Class B shares of Capital Appreciation Fund, the Global Income Fund, the Government Securities Fund, the Growth and Income Fund, the Tax-Exempt Fund and the Total return Fund since its inception on April 29, 1998 through December 31, 1998 were (27.15)%, 5.96%, 0.62%, (16.87)%, 0.10% and (10.66)%.

These average annual total return figures represent the average annual compound rate of return for the %, tated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the specified Fund at the maximum public offering price and the ending value of that account measured by the then current net asset value of that Fund assuming that all dividends and capital gains distributions during the stated period were reinvested in shares of the Fund when paid. Total return is calculated by finding the average annual compound rates of return of a hypothetical investment that would compare the initial amount to the ending redeemable value of such investment according to the following formula:

        P(1+T)/to the nth power/ = ERV

        Where:  P=       A hypothetical initial payment of $1,000
                T=       Average annual total return
                n=       Number of years
                ERV=     Ending redeemable value of a hypothetical $1,000
                         payment made at the beginning of the 1, 5, or 10 year periods at the end of the year or period

The Funds also may advertise non-standardized total return quotations, calculated in the same manner as the quotations stated above, except that the initial value used is the net asset value. Under this total return calculation, the average annual total return quotations for the Government Securities Fund, the Total Return Fund, the Tax-Exempt Fund, the Growth and Income Fund, the Capital Appreciation Fund and the Global Income Fund for the 12 months ended December 31, 1998 were 7.40%, 2.73%, 6.01%, (0.18)%, (12.76)% and 15.00%, respectively. Under this same calculation, the average annual total return quotations for the Government Securities Fund, the Total Return Fund, the Tax-Exempt Fund and the Growth & Income Fund for the 5 years ended December 31, 1998 were 6.61%, 13.20%, 5.49%, and 14.81%, respectively. Under this same calculation, the average annual total return quotations for these Funds for the 10 years ended December 31, 1998 were 8.86%, 13.87%, 7.61%, and 15.42%, respectively. In addition under the same calculation the average annual total return for the Capital Appreciation Fund and the Global Income Fund since their inception September 1, 1995 through December 31, 1998 are 12.65% and 7.15%, respectively.


                           DESCRIPTION OF THE COMPANY

The Company was incorporated in Maryland on April 27, 1987. Prior to October 1, 1997, the Company's name was Chubb Investment Funds, Inc. The Company is composed of six funds, five are open-end diversified management investment companies and one is a non-diversified company. The six funds are the Capital Appreciation Fund, Global Income Fund, Government Securities Fund, Growth and Income Fund, Tax-Exempt Fund and Total Return Fund. The Company issues a separate series of capital stock for each Fund. In the future, the Company may establish additional funds. Each share of capital stock when issued will be fully paid and non-assessable. Each share of capital stock issued with respect to a Fund has a pro rata interest in the assets of the Fund and is entitled to such dividends and distributions of income belonging to that Fund as are declared by the Board of Directors. Each share of capital stock is entitled to one vote on all matters submitted to a vote of all shareholders of the Company, and fractional shares are entitled to a corresponding fractional vote. Shares of a particular Fund will be voted separately from shares of the other Funds on matters affecting only that Fund, including approval of the investment management agreements and changes in the fundamental investment objectives or restrictions of that Fund. The underlying assets of each Fund are required to be segregated on the books of account, and are charged with the liabilities of that particular Fund and a proportionate share of the general liabilities of the Company based on the average net asset value of the respective Funds for each quarter. Shareholders of the Company will not be entitled to preemptive rights or cumulative voting rights. All shares may be redeemed at any time by the Company.

As a Maryland corporate entity, the Company is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Company is, however, required to hold shareholder meetings for such purposes as, for example: (i) approving certain agreements as required by the Act; (ii) changing fundamental investment objectives and restrictions of the Funds; and (iii) filling vacancies on the Board of Directors in the event that less than a majority of the directors were elected by shareholders. The Company expects that there will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At such time, the directors then in office will call a shareholder meeting for the election of directors. In addition, holders of record of not less than two-thirds of the outstanding shares of the Company may remove a director.


                             ADDITIONAL INFORMATION

Custodian. Citibank, N.A., 111 Wall Street, New York City, New York 10043, acts
---------
as custodian of the Company's assets. Citibank is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Company and performing other administrative duties, all as directed by persons authorized by the Company. Citibank does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Company. The Company, with respect to each Fund, may also appoint from time to time, with the approval of the Company's Board of Directors, qualified domestic sub-custodians for all the Funds and foreign sub-custodians qualified under Rule 17f-5 of the Act with respect to certain foreign securities which may be purchased by the Funds.

Independent Auditors. Ernst & Young L.L.P., 787 Seventh Avenue, New York, NY
--------------------
10019, has been selected as the independent auditors of the Company.

Counsel. Goodwin, Procter & Hoar, LLP, Exchange Place, Boston, Massachusetts
-------
02109, serves as counsel to the Company.

Transfer Agent.  The Company has contracted with DST Systems, Inc. ("DST"), 210
--------------
W. 10th St., 8th Floor, Kansas City, Missouri 64105, to act as its transfer agent, registrar, and dividend disbursing agent. DST will service shareholder accounts, and its duties will include: (i) effecting sales redemptions and exchanges of Company shares; (ii) distributing dividends and capital gains associated with Company accounts; and (iii) maintaining account records and responding to shareholder inquiries.

Name And Service Mark. The Chubb Corporation has in conjunction with its sale of
---------------------
Chubb Life to Jefferson-Pilot Corporation granted the Company the right to use the "Chubb" name and service mark.

Capital Stock
-------------

The authorized capital stock of the Company consists of 1,000,000,000 shares of common stock, par value $.01, which are divided into six series: Van Eck/Chubb Government Securities Fund, Van

Eck/Chubb Total Return Fund, Van Eck/Chubb Tax-Exempt Fund, Van Eck/Chubb Growth and Income Fund, Van Eck/Chubb Capital Appreciation Fund and Van Eck/Chubb Global Income Fund. Each Fund currently consists of 100,000,000 authorized shares. The Company has the right to issue additional shares without the consent of the shareholders, and may allocate its issued and reissued shares to new Funds or to one or more of the six existing Funds.

The assets received by the Company for the issuance or sale of shares of each Fund and all income, earnings, profits and proceeds thereof are specifically allocated to each Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expense of such Fund. Any assets which are not clearly allocable to a particular Fund are allocated among the Funds in proportion to their relative net assets before adjustment for such unallocated liabilities. Each issued and outstanding share in a Fund is entitled to participate equally in dividends and distributions declared with respect to such Fund and in the net assets of such Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.

Chubb Life Insurance Company of New Hampshire, a wholly-owned subsidiary of the Jefferson-Pilot Corporation a North Carolina Corporation, provided the initial capital for the Company by purchasing shares of each of the original five Funds valued at $100,000 prior to the date shares of the Company were offered to the public. On July 1, 1991, Chubb Life Insurance Company of New Hampshire and Chubb Life Insurance Company of America were merged into an affiliate, The Volunteer State Life Insurance Company ("Volunteer"), which simultaneously changed its name to Chubb Life Insurance Company of America ("Chubb Life"). Chubb Life provided the initial investment for the Capital Appreciation Fund and the Global Income Fund by purchasing 10,000 shares of each Fund at a cost of $10.00 per share. Chubb Life was purchased by Jefferson Pilot Corporation in 1997 and changed its name to Jefferson Pilot Financial Insurance Company and is no longer affiliated with the Chubb Corporation or the Company. As of March 31, 1998, the Chubb Corporation (a New Jersey corporation), and its wholly-owned subsidiaries, Federal Insurance Company ("Federal Insurance") and Vigilant Insurance Company ("Vigilant Insurance"), together owned 54.43% of the outstanding shares of the Company.


                              FINANCIAL STATEMENTS

The financial statements contained in the Company's December 31, 1998 Annual Report to shareholders are incorporated herein by reference. The Annual Report is available at no charge upon written or telephone request to the Company at the address or telephone numbers set forth on the first page of this Statement of Additional Information.

                                    APPENDIX


DESCRIPTION OF INVESTMENT RATINGS

MOODY'S -  BOND RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are not likely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

RATING REFINEMENTS. Moody's may apply numerical modifiers, 1, 2 and 3, in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM NOTES. The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4. MIG 1 denotes "best quality, enjoying strong protection from established cash flows." MIG 2 denotes "high quality" with "ample margins of protection." MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades." MIG 4 notes are of "adequate quality, carrying specific risk but having protection...and not distinctly or predominantly speculative."


MOODY'S COMMERCIAL PAPER RATINGS

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S  - BOND RATINGS

A Standard & Poor's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligations.

II.     Nature of and provisions of the obligations.

III. Protection afforded by, and relative position of, the obligations in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

AAA.   Debt rated "AAA" has the highest rating assigned by Standard & Poor's.
Capacity to pay interest and repay principal is extremely strong.

AA.    Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A. Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1. This designation indicates that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1."

A-3 Issues carrying this designation have a satisfactory capacity or timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

Standard & Poor's rating categories with respect to certain municipal note issues with a maturity of less than 3 years are as follows:

SP-1. A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.

SP-2.  A satisfactory capacity to pay principal and interest.

SP-3. A speculative capacity to pay principal and interest. Standard & Poor's may continue to rate note issues with a maturity greater than 3 years in accordance with the same rating scale currently employed for municipal bond ratings.

                            PROSPECTUS SUPPLEMENT TO

                         VAN ECK/CHUBB FUNDS PROSPECTUS

                               DATED MAY 1, 1999


EFFECTIVE MAY 26, 1999

The Class A shares of the Van Eck/Chubb Capital Appreciation Fund are closed to investments.

The Class B shares of the Van Eck/Chubb Funds are closed to investments and will be liquidated on June 16, 1999.

                    PROSPECTUS SUPPLEMENT DATED MAY 20, 1999

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